EXHIBIT 2.1





                          AGREEMENT AND PLAN OF MERGER

                                      among

                              AMERICA ONLINE, INC.,

                              MQ ACQUISITION, INC.

                                       and

                               MAPQUEST.COM, INC.



                          Dated as of December 21, 1999



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                                TABLE OF CONTENTS

                                                                         Page

ARTICLE I    THE MERGER....................................................2

1.1      The Merger........................................................2
1.2      Effective Time....................................................2
1.3      Effect of the Merger..............................................2
1.4      Certification of Incorporation; Bylaws............................2
1.5      Directors and Officers............................................2
1.6      Conversion of Company Common Stock, Etc.  ........................3
1.7      Cancellation of Treasury Stock and Parent-Owned Stock.............3
1.8      Stock Options and Warrants........................................4
1.9      Capital Stock of Merger Sub.......................................4
1.10     Adjustments to Exchange Ratio.....................................4
1.11     Fractional Shares.................................................4
1.12     Surrender of Certificates.........................................5
1.13     Further Ownership Rights in Company Common Stock..................6
1.14     Closing...........................................................7
1.15     Lost, Stolen or Destroyed Certificates............................7
1.16     Tax Consequences..................................................7


ARTICLE II    REPRESENTATIONS AND WARRANTIES OF THE COMPANY................7
2.1      Organization and Qualification; Subsidiaries......................8
2.2      Certificate of Incorporation and Bylaws...........................8
2.3      Capitalization....................................................9
2.4      Authority; Enforceability........................................10
2.5      Required Vote....................................................11
2.6      No Conflict; Required Filings and Consents.......................11
2.7      Material Agreements..............................................12
2.8      Compliance.......................................................14
2.9      SEC Filings; Financial Statements................................15
2.10     Absence of Certain Changes or Events.............................15
2.11     No Undisclosed Liabilities.......................................16
2.12     Absence of Litigation............................................16
2.13     Employee Benefit Plans...........................................16
2.14     Employment and Labor Matters.....................................19
2.15     Registration Statement; Proxy Statement/Prospectus...............20
2.16     Absence of Restrictions on Business Activities...................21
2.17     Title to Assets; Leases..........................................21
2.18     Environmental Matters............................................24
2.19     Intellectual Property............................................25


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                                                                          Page

2.20     Year 2000 Compliance and Security.................................27
2.21     Insurance.........................................................28
2.22     No Restrictions on the Merger; Takeover Statutes..................28
2.23     Pooling; Tax Matters..............................................29
2.24     Brokers...........................................................29
2.25     Certain Business Practices........................................30
2.26     Interested Party Transactions.....................................30
2.27     Opinion of Financial Advisor......................................30
2.28     Disclaimer of Other Representation and Warranties.................30


ARTICLE III  REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER
               SUB.........................................................30
3.1      Organization and Qualification....................................31
3.2      Capitalization....................................................31
3.3      Authority; Enforceability.........................................31
3.4      No Conflict; Required Filings and Consents........................32
3.5      SEC Filings; Financial Statements.................................32
3.6      Absence of Litigation.............................................33
3.7      Registration Statement; Proxy Statement/Prospectus................33
3.8      Pooling; Tax Matters..............................................33

ARTICLE IV   CONDUCT OF BUSINESS PENDING THE MERGER........................34
4.1      Conduct of Business by the Company Pending the Merger.............34
4.2      Solicitation of Other Proposals...................................37

ARTICLE V    ADDITIONAL AGREEMENTS.........................................39
 5.1      Registration Statement; Proxy Statement/Prospectus...............39
 5.2      Meeting of Company's Stockholders................................40
 5.3      Access to Information; Confidentiality...........................41
 5.4      Reasonable Best Efforts; Further Assurances......................41
 5.5      Stock Options and Stock Plan; Options............................43
 5.6      Employee Benefits................................................44
 5.7      Pooling; Reorganization..........................................45
 5.8      Notification of Certain Matters..................................46
 5.9      Listing on the New York Stock Exchange...........................47
 5.10     Public Announcements.............................................47
 5.11     Takeover Laws....................................................47
 5.12     Accountant's Letters.............................................47
 5.13     Indemnification; Directors and Officer Insurance.................48
 5.14     Stockholders Agreement...........................................49


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                                                                           Page

5.15     Option Agreement..................................................49
5.16     Release Agreements................................................49
5.17     Optionholder Letters..............................................49

ARTICLE VI  CONDITIONS OF MERGER...........................................49
6.1      Conditions to Obligation of Each Party to Effect the Merger.......49
6.2      Additional Conditions to Obligations of Parent and Merger Sub.....50
6.3      Additional Conditions to Obligations of the Company...............52

ARTICLE VII  TERMINATION, AMENDMENT AND WAIVER.............................53
7.1      Termination.......................................................53
7.2      Effect of Termination.............................................55
7.3      Fees and Expenses.................................................55
7.4      Amendment.........................................................56
7.5      Waiver............................................................56

ARTICLE VIII  GENERAL PROVISIONS...........................................56
8.1      Survival of Representations and Warranties........................56
8.2      Notices...........................................................56
8.3      Disclosure Schedules..............................................58
8.4      Certain Definitions...............................................58
8.5      Interpretation....................................................61
8.6      Severability......................................................61
8.7      Entire Agreement..................................................61
8.8      Assignment........................................................62
8.9      Parties in Interest...............................................62
8.10     Failure or Indulgence Not Waiver; Remedies Cumulative.............62
8.11     Governing Law; Enforcement........................................62
8.12     Counterparts......................................................63


                                    EXHIBITS

EXHIBIT A         -        Form of Stockholders Agreement
EXHIBIT B         -        Form of Stock Option Agreement
EXHIBIT C         -        Form of Company Affiliate Pooling Agreement
EXHIBIT D         -        Form of Release Agreement

                             Index of Defined Terms

                                                                       Page
                                                                       ----

Acquisition Proposal ................................................. 4.2(a)
Affiliate .............................................................8.4(a)
Agreement ...........................................................Preamble
Approvals .............................................................2.1(a)
Balance Sheet .........................................................8.4(b)
Beneficial owner ......................................................8.4(c)
Blue Sky Laws .........................................................2.6(b)
Business Day ..........................................................8.4(d)
Certificate of Merger ................................................... 1.2
Certificates .........................................................1.12(c)
Closing ..................................................................1.14
Closing Date .............................................................1.14
COBRA Coverage ........................................................2.13(d)
Code .................................................................Recitals
Company ..............................................................Preamble
Company Affiliate Pooling Agreement ....................................5.7(b)
Company Common Stock ...................................................1.6(a)
Company Disclosure Schedule ............................................8.4(e)
Company Employee........................................................5.6(a)
Company Financial Advisors .............................................2.25
Company Preferred Stock ................................................2.3(a)
Company Representatives ................................................4.2(a)
Company SEC Reports ....................................................2.9(a)
Company Stipulated Expenses ............................................7.3(d)
Company Stockholders' Meeting ..........................................2.15
Company's Accountants ..................................................2.24(c)
Company's D&O Insurance ................................................5.13(b)
Confidentiality Agreement ..............................................5.3(b)
Contract ...............................................................8.4(f)
Control ................................................................8.4(g)
Court...................................................................8.4(h)
Determination Date .....................................................1.6(b)
DGCL .................................................................Recitals
Effective Time .........................................................1.2
Employee Plans .........................................................2.13(a)
Environmental Laws .....................................................2.19(c)
Environmental Permits ..................................................2.19(c)

                                       vi

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                                                                         Page

Environmental Report ...................................................2.19(c)
ERISA ..................................................................2.13(a)
ERISA Affiliate ........................................................2.13(a)
Exchange Act ...........................................................2.6(b)
Exchange Agent .........................................................8.4(i)
Exchange Ratio .........................................................1.6(a)
Foreign Competition Laws ...............................................8.4(j)
GAAP ...................................................................2.9(b)
Governmental Authority .................................................8.4(k)
HSR Act ................................................................2.6(b)
Infringe ...............................................................2.20(f)
Intellectual Property ..................................................8.4(l)
IRS ....................................................................2.13(b)
Knowledge ..............................................................8.4(m)
Law ....................................................................8.4(n)
License Agreements .....................................................2.20(c)
Lien ...................................................................8.4(o)
Litigation .............................................................8.4(p)
Material Adverse Effect ................................................8.4(q)
Material Agreements ....................................................2.7(a)
Material Subsidiary ....................................................4.2(c)
Materials of Environmental Concern .....................................2.19(c)
Maximum Premium ........................................................5.13(b)
Merger Recitals ........................................................
Merger Consideration ...................................................1.6(a)
Merger Sub Preamble.....................................................
Merger Sub Common Stock ................................................1.9
NYSE ...................................................................1.6(b)
Option Agreement .......................................................Recitals
Option Plans ...........................................................1.8(a)
Order ..................................................................8.4(r)
Outstanding Employee Options ...........................................2.3(a)
Parent Preamble ........................................................
Parent Affiliate Pooling Agreement .....................................5.7(d)
Parent Common Stock ....................................................1.6(a)
Parent Representatives .................................................5.3(a)
Parent Right ...........................................................1.6(b)
Parent Rights Agreement ................................................1.6(b)
Parent SEC Reports .....................................................3.5(a)
Parent Stipulated Expenses .............................................7.3(c)


                                       vii


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                                                                         Page
                                                                         ----

Parent's Accountants ...................................................5.7(c)
Person .................................................................8.4(s)
Proxy Statement ........................................................2.15
Purchase Plan ..........................................................2.3(a)
Real Property ..........................................................2.17(b)
Registration Statement .................................................2.15
Regulation .............................................................8.4(t)
Related Agreements .....................................................6.2(f)
Release Agreements .....................................................5.16
SEC ....................................................................2.9(a)
Securities Act .........................................................2.6(b)
Stockholders Agreement .................................................Recitals
Software ...............................................................8.4(u)
Stock-Based Rights .....................................................2.3(c)
Subsidiaries ...........................................................8.4(v)
Subsidiary .............................................................8.4(v)
Superior Proposal ......................................................4.2(c)
Surviving Corporation ..................................................1.1
Systems ................................................................2.21(a)
Tax ....................................................................2.18
Tax Returns ............................................................2.18
Taxes ..................................................................2.18
Termination Fee ........................................................7.3(b)
WARN Act ...............................................................2.14(b)
Year 2000 Compliant ....................................................2.21(a)
1995 Plan ..............................................................1.8(a)
1999 Plan ..............................................................1.8(a)
401(k) Plan ............................................................5.6(c)

                  AGREEMENT  AND PLAN OF MERGER,  dated as of December  21, 1999
(the "Agreement") among AMERICA ONLINE, INC., a Delaware corporation ("Parent"), MQ ACQUISITION, INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and ANATOLIA, INC., a Delaware corporation (the "Company").

                  WHEREAS, the Boards of Directors of Parent, Merger Sub and the Company have each determined that it is in the best interests of their respective Stockholders for Parent to acquire the Company upon the terms and subject to the conditions set forth herein;

                  WHEREAS, in furtherance of such acquisition, the Boards of Directors of Parent, Merger Sub and the Company have each approved the merger (the "Merger") of Merger Sub with and into the Company, in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and subject to the conditions set forth herein, which Merger will result in, among other things, the Company becoming a wholly owned subsidiary of Parent;

                  WHEREAS,  as  a  condition  to  the  willingness  of,  and  an inducement to, Parent and Merger Sub to enter into this Agreement, contemporaneously with the execution and delivery of this Agreement, certain holders of Company Common Stock (as defined herein), are entering into an agreement dated as of the date hereof (the "Stockholders Agreement") in the form of Exhibit A attached hereto, providing for certain actions relating to the transactions contemplated by this Agreement;

                  WHEREAS,  as  a  condition  to  the  willingness  of,  and  an inducement to, Parent and Merger Sub to enter into this Agreement, contemporaneously with the execution and delivery of this Agreement, the Company is entering into a Stock Option Agreement dated as of the date hereof (the "Option Agreement") in the form of Exhibit B attached hereto, granting Parent an irrevocable option to purchase up to that number of shares of Company Common Stock as shall represent 10% (by voting power) of the total outstanding Company Common Stock, on the terms and subject to the conditions set forth therein;

                  WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a tax-free reorganization within the meaning of
Section  368(a) of the Internal  Revenue Code of 1986,  as amended (the "Code");
and

                  WHEREAS, for accounting purposes, it is intended that the Merger shall qualify for "pooling-of-interests" treatment.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

                                    ARTICLE I

                                   THE MERGER

                  1.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the DGCL, (a) Merger Sub shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub shall cease, and (c) the Company shall, as the surviving corporation in the Merger, continue its existence under Delaware law as a wholly owned subsidiary of Parent. The Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

                  1.2 Effective Time. As promptly as practicable after the satisfaction or, to the extent permitted hereunder, waiver of the conditions set forth in Article VI, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware, in such form as required by and executed in accordance with the relevant provisions of the DGCL (the date and time of such filing, or such later date and time as may be specified in the Certificate of Merger by mutual agreement of Parent, Merger Sub and the Company, being the "Effective Time").

                  1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL, including Section 259 thereof. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the assets, property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

                  1.4 Certification of Incorporation; Bylaws. Unless otherwise determined by Parent prior to the Effective Time, at the Effective Time and without any further action on the part of the parties hereto, (a) the Certificate of Incorporation of Merger Sub shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by the DGCL; provided that Article First of the Certificate of Incorporation of Merger Sub shall be amended to read in its entirety as follows: "The name of the corporation is "MapQuest.com, Inc." and (b) the Bylaws of Merger Sub shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by the DGCL.

                  1.5 Directors and Officers. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws. The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation.

                  1.6 Conversion of Company Common Stock, Etc. At the Effective Time, by virtue of the Merger and without any action on the part of the parties hereto or the holders of the following securities:

         (a) Subject to the provisions of this Article I, each share of Common Stock, par value $.001 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than any shares of the Company Common Stock to be canceled pursuant to Section 1.7 and subject to Section 1.10 and Section 1.1) will be converted automatically into the right to receive 0.31558 of a fully paid and nonassessable share (the "Exchange Ratio") of the Common Stock, par value $0.01 per share (the "Parent Common Stock"), of Parent (and a related portion of a Parent Right in accordance with Section 1.6(b) hereof)(the "Merger Consideration").

         (b) Each share of the Parent Common Stock to be issued upon conversion of the Company Common Stock in accordance with Section 1.6(a) shall include the corresponding percentage of a right (a "Parent Right") to purchase shares of Series A-1 Junior Participating Preferred Stock, $.01 par value, of Parent pursuant to the Rights Agreement dated as of May 12, 1998, as amended (the "Parent Rights Agreement"), between Parent and BankBoston, N.A., as Rights Agent. Prior to the Distribution Date (as defined in the Parent Rights Agreement), all references in this Agreement to the Parent Common Stock shall be deemed to include Parent Rights.

         (c) Each share of the Company Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be redeemed and canceled and shall cease to exist, and each holder of a certificate representing any such Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration and any cash in lieu of fractional shares of Parent Common Stock to be issued or paid in consideration therefor upon surrender of such certificate in accordance with
Section 1.12 hereof, without interest.

                  1.7  Cancellation of Treasury Stock and Parent-Owned Stock.

         (a) Each share of the Company Common Stock held in the treasury of the Company, if any, and each share of Company Common Stock, if any, owned by Parent or Merger Sub, in each case immediately prior to the Effective Time, shall be canceled and extinguished without any conversion thereof and no payment or distribution shall be made with respect thereto.

                  1.8   Stock Options and Warrants.

         (a) At the Effective Time, all options to purchase Company Common Stock then outstanding under the Company's 1995 Stock Option Plan, as amended (the "1995 Plan"), the Company's 1999 Stock Plan, as amended (the "1999 Plan" and, together with the 1995 Plan, the "Option Plans") by virtue of the Merger and without any action on the part of the holder thereof, shall be assumed by Parent in accordance with Section 5.5.

         (b) The Company and its Board of Directors shall promptly take all actions necessary to ensure that following the Effective Time no holder of any options or other rights pursuant to, nor any participant in or party to, the Option Plans or any other Employee Plan (as defined herein) or other plan, program, arrangement, agreement or other commitment providing for the issuance or grant of any interest in respect of the capital stock of the Company or any Subsidiary of the Company will have any rights thereunder to acquire equity securities, or any right to payment in respect of the equity securities, of Parent, the Company, or the Surviving Corporation or any of their Subsidiaries, except as provided herein.

                  1.9 Capital Stock of Merger Sub. Each share of Common Stock, par value $0.01 per share, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be automatically converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation and shall thereafter constitute all of the issued and outstanding capital stock of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any shares of Merger Sub Common Stock shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

                  1.10 Adjustments to Exchange Ratio. Without limiting any other provision of this Agreement, the Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock or Company Common Stock), reorganization, recapitalization or other like change with respect to Parent Common Stock or Company Common Stock occurring after the date hereof and prior to the Effective Time.

                  1.11 Fractional Shares. No certificates or scrip representing fractional shares of Parent Common Stock shall be issued in connection with the Merger, and such fractional interests will not entitle the owner thereof to any rights of a Stockholder of Parent. In lieu thereof, each holder of shares of Company Common Stock exchanged pursuant to Section 1.6 or of options or warrants exchanged pursuant to Section 1.8(b) who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock to have been otherwise received by such holder) shall receive from Parent an amount of cash (rounded down to the nearest whole cent and without interest) equal to the product of such fractional part of a share of Parent Common Stock multiplied by the average closing price per share of Parent Common Stock (rounded to the nearest cent) on the New York Stock Exchange, Inc. (the "NYSE") (as reported in the Wall Street Journal, or, if not reported therein, any other authoritative source selected by Parent) for the 20 trading days ending on the third trading day immediately prior to (and excluding the date of) the Effective Time.

                  1.12     Surrender of Certificates.

         (a) Exchange Agent. Prior to the Effective Time, Parent shall designate a bank or trust company to act as the Exchange Agent in the Merger.

         (b) Parent to Provide Common Stock. When and as needed, Parent shall make available to the Exchange Agent for exchange in accordance with this
Article I, through such reasonable procedures as Parent may adopt, sufficient shares of Parent Common Stock to be exchanged pursuant to Section 1.6.

         (c)  Exchange  Procedures.  Promptly  after  the  Effective  Time,  the
Surviving Corporation shall cause to be mailed to each holder of record of a certificate or certificates (the "Certificates") that represented as of the Effective Time outstanding shares of Company Common Stock to be exchanged pursuant to Section 1.6, a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify) and instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Parent Common Stock. Upon surrender of a Certificate to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing the number of whole shares of Parent Common Stock and payment in lieu of fractional shares which such holder has the right to receive pursuant to Sections 1.6 and 1.11, after giving effect to any required (as defined herein) Tax withholdings, and the Certificate so surrendered shall forthwith be canceled. At any time following 6 months after the Effective Time, all or any number of shares of Parent Common Stock (and any or all cash payable in lieu of fractional shares of Parent Common Stock) deposited with or made available to the Exchange Agent pursuant to Section 1.12(b), which remain undistributed to the holders of the Certificates representing shares of Company Common Stock, shall be delivered to Parent upon demand, and thereafter such holders of unexchanged shares of Company Common Stock shall be entitled to look only to Parent (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the shares of Parent Common Stock for payment upon due surrender of their Certificates.

         (d) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to shares of Parent Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the whole shares of Parent Common Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate. Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Parent Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time and payable between the Effective Time and the time of such surrender with respect to such whole shares of Parent Common Stock.

         (e) Transfers of Ownership. If any certificate for shares of Parent Common Stock is to be issued in a name other than the name in which the Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that (i) the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the Person requesting such exchange will have paid any transfer or other Taxes required by reason of the issuance of a certificate for shares of Parent Common Stock in a name other than the name of the registered holder of the Certificate surrendered or (ii) established to the satisfaction of Parent, or any agent designated by Parent, that such Tax has been paid or is not applicable.

         (f) No Liability. Notwithstanding anything to the contrary in this Agreement, none of the Exchange Agent, Parent, the Merger Sub or the Surviving Corporation shall be liable to a holder of a Certificate for any Parent Common Stock (and any cash payable for fractional shares of Parent Common Stock or any other amount due, if any) that was properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

         (g) Withholding of Tax. Parent or the Exchange Agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Common Stock such amounts as Parent (or any Affiliate thereof) or the Exchange Agent shall determine in good faith they are required to deduct and withhold with respect to the making of such payment under the Code, or any provision of federal, state, local or foreign Tax Law. To the extent that amounts are so withheld by Parent or the Exchange Agent, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of the Company Common Stock in respect of whom such deduction and withholding were made by Parent.

                  1.13 Further Ownership Rights in Company Common Stock. All shares of Parent Common Stock issued upon the surrender for exchange of Company Common Stock in accordance with the terms of this Article I (including any cash paid in respect thereof) shall be deemed to have been issued in full satisfaction of all rights pertaining to such Company Common Stock. At the Effective Time, the stock transfer books of the Company shall be closed, and thereafter there shall be no further registration of transfers of shares of Company Common Stock on the records of the Surviving Corporation. From and after the Effective Time, the holders of Certificates evidencing ownership of shares of Company Common Stock outstanding shall cease to have any rights with respect to such shares of Company Common Stock except as otherwise provided for herein. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

                  1.14 Closing. Unless this Agreement shall have been terminated and the transactions contemplated by this Agreement abandoned pursuant to the provisions of Article VII, and subject to the provisions of Article VI, the closing of the Merger (the "Closing") will take place at 10:00 a.m. (Eastern time) on a date (the "Closing Date") to be mutually agreed upon by the parties, which date shall be not later than the third Business Day after all the conditions set forth in Article VI shall have been satisfied (or waived in accordance with Section 7.5, to the extent the same may be waived), unless another time and/or date is agreed by the parties hereto. The Closing shall take place at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York or such other place as the parties hereto otherwise agree.

                  1.15 Lost, Stolen or Destroyed Certificates. In the event any Certificates evidencing Company Common Stock shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Parent Common Stock and cash for fractional shares, if any, as may be required pursuant to Section 1.11; provided, however, that Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

                  1.16 Tax Consequences. For federal income tax purposes, the parties intend that the Merger be treated as a reorganization within the meaning of Section 368(a) of the Code, and that this Agreement shall be, and is hereby, adopted as a plan of reorganization for purposes of Section 368 of the Code. The parties shall not take a position on any Tax Return (as defined herein) inconsistent with this Section 1.16.


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to Parent and Merger Sub as follows:

                  2.1    Organization and Qualification; Subsidiaries.

         (a) The Company is a corporation duly organized, validly existing and in good standing under Delaware law and has all the requisite corporate power and authority, and is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, waivers, qualifications, certificates, Orders (as defined herein) and approvals (collectively, "Approvals") necessary to own, lease and operate its properties and to carry on its business as it is now being conducted, except for such Approvals, the failure of the Company to be in possession of could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except where the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (b) Each  Subsidiary of the Company is a legal entity,  duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization and has all the requisite power and authority, and is in possession of all Approvals necessary to own, lease and operate its properties and to carry on its business as it is now being conducted. Each Subsidiary is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except where the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (c) Section 2.1(c) of the Company Disclosure Schedule sets forth, as of the date hereof, a true and complete list of all of the Company's directly and indirectly owned Subsidiaries, together with the jurisdiction of incorporation or organization of each Subsidiary and the percentage of each Subsidiary's outstanding capital stock or other equity or other interest owned by the Company or another Subsidiary of the Company. Except as set forth in Section 2.1(c) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries owns any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, directly or indirectly, any equity or similar interest in, any Person.

                  2.2 Certificate of Incorporation and Bylaws. The Company has heretofore furnished to Parent a true and complete copy of each of its and each of its Subsidiaries' Certificate of Incorporation and Bylaws or equivalent organizational documents, as amended or restated to the date hereof. Such Certificate of Incorporation and Bylaws and equivalent organizational documents of the Company and each of its Subsidiaries are in full force and effect, and no other organizational documents are applicable to or binding upon the Company or its Subsidiaries.

                  2.3    Capitalization.

         (a) The authorized capital of the Company consists of 105,000,000 shares, divided into 100,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, par value $.01 per share (the "Company Preferred Stock"). As of December 20, 1999, (i) 35,716,607 shares of Company Common Stock were issued and outstanding; (ii) no shares of Company Preferred Stock were issued or outstanding; (iii) no shares of Company Common Stock were held in the treasury of the Company; (iv) no shares of Company Common Stock were held by any Subsidiary of the Company; (v) 5,863,086 shares of Company Common Stock were duly reserved for future issuance pursuant to employee stock options granted pursuant to the Option Plans (the "Outstanding Employee Options"); (vi) 1,755,000 shares of Company Common Stock were duly reserved for future issuance pursuant to the Purchase Plan; and (vii) 3,571,661 shares of Company Common Stock were reserved for issuance pursuant to the Option Agreement. None of the outstanding shares of Company Common Stock are subject to, nor were they issued in violation of any, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right. Except as set forth above and in Section 2.3(a) of the Company Disclosure Schedule, as of the date hereof, no shares of voting or non-voting capital stock, other equity interests, or other voting securities of the Company were issued, reserved for issuance or outstanding. Except as described in Section 2.3(a) of the Company Disclosure Schedule, all outstanding options to purchase Company Common Stock were granted under Company's Option Plans and the Option Agreement. Section 2.3(a) of the Company Disclosure Schedule lists all outstanding options and warrants to purchase Company Common Stock, the record holder thereof and the exercise prices thereof. No payroll deductions have been made and no amounts are held in any participant accounts under the Company's Employee Stock Purchase Plan (the "Purchase Plan"), no Company Common Stock or options to purchase Company Common Stock have been granted under the Purchase Plan and the Purchase Plan is not in effect. All outstanding shares of capital stock of the Company are, and all shares which may be issued upon the exercise of stock options and warrants will be, and all shares which may be issued pursuant to the Option Agreement will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to any kind of preemptive (or similar) rights. There are no bonds, debentures, notes or other indebtedness of the Company with voting rights (or convertible into, or exchangeable for, securities with voting rights) on any matters on which Stockholders of the Company may vote.

         (b) Section 2.3(b) of the Company Disclosure Schedule sets forth the number of authorized and outstanding shares of capital stock, and ownership thereof, of each of the Company's Subsidiaries. All of the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized, validly issued, fully paid and nonassessable, are not subject to, and were not issued in violation of, any preemptive (or similar) rights, and are owned, of record and beneficially, by the Company or one of its direct or indirect Subsidiaries, free and clear of all Liens whatsoever. Except as set forth in
Section 2.3(b) of the Company Disclosure Schedule, there are no restrictions of any kind which prevent the payment of dividends by any of the Company's Subsidiaries, and neither the Company nor any of its Subsidiaries is subject to any obligation or requirement to provide funds for or to make any investment (in the form of a loan or capital contribution) to or in any Person.

         (c) Except as described in Section 2.3(c) of the Company Disclosure Schedule, as of the date hereof, there are no outstanding securities, options, warrants, calls, rights, convertible or exchangeable securities, commitments, agreements, arrangements or undertakings of any kind (contingent or otherwise) to which the Company or any of its Subsidiaries is a party or by which any of them is bound obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of the Company or of any of its Subsidiaries or obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock (or options or warrants to acquire any such shares) of the Company or its Subsidiaries. Except as described in Section 2.3(c) of the Company Disclosure Schedule, as of the date hereof, there are no stock-appreciation rights, stock-based performance units, "phantom" stock rights or other agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any Person is or may be entitled to receive any payment or other value based on the revenues, earnings or financial performance, stock price performance or other attribute of the Company or any of its Subsidiaries or assets or calculated in accordance therewith (other than ordinary course payments or commissions to sales representatives of the Company based upon revenues generated by them without augmentation as a result of the transactions contemplated hereby) (collectively, "Stock-Based Rights") or to cause the Company or any of its Subsidiaries to file a registration statement under the Securities Act, or which otherwise relate to the registration of any securities of the Company. Except as set forth in
Section 2.3(c) of the Company Disclosure Schedule or the Stockholders Agreement, there are no voting trusts, proxies or other agreements, commitments or understandings of any character to which the Company or any of its Subsidiaries or, to the Knowledge (as defined herein) of the Company, any of the Company's Stockholders is a party or by which any of them is bound with respect to the issuance, holding, acquisition, voting or disposition of any shares of capital stock of the Company or any of its Subsidiaries.

                  2.4 Authority; Enforceability. The Company has all necessary corporate power and authority to execute and deliver this Agreement, each Related Agreement (as defined herein) to which it is a party and each instrument required to be executed and delivered by it at the Closing, and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and each Related Agreement to which it is a party, the performance of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly and validly authorized by all corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this

Agreement or any Related Agreement to which it is a party or to consummate the transactions so contemplated (other than, with respect to the Merger, the approval and authorization of this Agreement by votes of the holders of a majority of the outstanding Company Common Stock in accordance with Delaware law and the Company's Certificate of Incorporation and Bylaws) herein or therein. Each of this Agreement and Related Agreements to which it is a party has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  2.5 Required Vote. As of the date hereof and, except as permitted by Section 4.2(c), as of the Effective Time, the Board of Directors of the Company has, at a meeting duly called and held, (i) approved and declared advisable this Agreement and each Related Agreement to which it is a party, (ii) determined that the transactions contemplated hereby and thereby are advisable, fair to and in the best interests of the holders of Company Common Stock, (iii) resolved to recommend adoption of this Agreement, the Merger, the Related Agreements to which it is a party and the other transactions contemplated hereby and thereby to the Stockholders of the Company and (iv) directed that this Agreement be submitted to the Stockholders of the Company for their approval and authorization. The affirmative vote of a majority of all outstanding shares of Company Common Stock is the only vote of the holders of any class or series of capital stock of the Company necessary to approve and authorize this Agreement, the Merger, the Related Agreements and the other transactions contemplated hereby and thereby. As of December 20, 1999, the holders of the Company Common Stock that are parties to the Stockholders Agreement own (beneficially and of record) and have the right to vote, in the aggregate, approximately 75.0% of the total issued and outstanding Company Common Stock.

                  2.6  No Conflict; Required Filings and Consents.

         (a) The execution and delivery by the Company of this Agreement, the Related Agreements to which it is a party or any instrument required by this Agreement to be executed and delivered by the Company or any of its Subsidiaries at the Closing do not, and the performance of this Agreement, the Related Agreement to which it is a party or any instrument required by this Agreement to be executed and delivered by the Company or any of its Subsidiaries at the Closing, shall not, (i) conflict with or violate the Certificate of Incorporation or Bylaws or equivalent organizational documents of the Company or any of its Subsidiaries, (ii) conflict with or violate any Law or Order in each case applicable to the Company or any of its Subsidiaries or by which its or any of their respective properties or assets is bound or affected, or (iii) result in any breach or violation of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the Company's or any of its Subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of the Company or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, Contract, permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or its or any of their respective properties or assets is bound or affected, except (A) as set forth in Section 2.6(a) of the Company Disclosure Schedule or (B) in the case of clause (ii) or (iii) above, for any such conflicts, breaches, violations, defaults or other occurrences that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (b) The execution and delivery by the Company of this Agreement, the Related Agreements to which it is a party or any instrument required by this Agreement to be executed and delivered by the Company or any of its Subsidiaries at the Closing do not, and the performance of this Agreement, any Related Agreement to which it is a party and any instrument required by this Agreement to be executed and delivered by the Company or any of its Subsidiaries at the Closing, shall not, require the Company or any of its Subsidiaries to, except as set forth in Section 2.6(b) of the Company Disclosure Schedule, obtain any Approval of any Person or Approval of, observe any waiting period imposed by, or make any filing with or notification to, any Governmental Authority, domestic or foreign, except for (A) compliance with applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities laws ("Blue Sky Laws"), the pre-Merger notification requirements of the
Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or Foreign Competition Laws, (B) the filing of the Certificate of Merger in accordance with Delaware law or (C) where the failure to obtain such Approvals, or to make such filings or notifications, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  2.7.   Material Agreements.

         (a) Section 2.7(a) of the Company Disclosure Schedule sets forth a true and complete list, and if oral, an accurate and complete summary, of all material Contracts to which the Company or any of its Subsidiaries is a party or by which any of them or their properties or assets are bound as of the date hereof (collectively, "Material Agreements"), including the following agreements:

                (i) employment Contracts with officers of the Company and other Contracts with current or former officers, directors or Stockholders of the Company, and all severance, change in control (except pursuant to the Option Plans) or similar Contracts with any current or former Stockholders, directors, officers, employees or agents of the Company that will result in any obligation (absolute or contingent) of the Company or any of its Subsidiaries to make any payment to any current or former Stockholders, directors, officers, employees or agents of the Company following either the consummation of the transactions contemplated hereby, termination of employment (or the relevant relationship), or both;

                (ii)   Labor Contracts (if any);

                (iii) Contracts involving annual revenues, expenditures or liabilities in excess of $250,000 per annum which are not cancelable (without material penalty, cost or other liability) within 60 days;

                 (iv) promissory notes, loans, agreements, indentures, evidences of indebtedness or other instruments and Contracts providing for the borrowing or lending of money, whether as borrower, lender or guarantor, in each case, relating to indebtedness or obligations in excess of $100,000;

                 (v) Contracts containing a covenant limiting the freedom of the Company or any of its Subsidiaries (or which purport to limit the freedom of Parent) to engage in any line of business or compete with any Person or operate at any location in the world;

                 (vi) joint venture or partnership agreements or joint development, distribution or similar agreements pursuant to which any third party is entitled or obligated to develop or distribute any products on behalf of the Company or any of its Subsidiaries or pursuant to which the Company or any of its Subsidiaries is entitled or obligated to develop or distribute any products on behalf of any third party;

                 (vii) Contracts for the acquisition, directly or indirectly (by merger or otherwise) of material assets (whether tangible or intangible) or the capital stock of another Person;

                 (viii) Contracts involving the issuance or repurchase of any capital stock of the Company or any of its Subsidiaries (including newly formed Subsidiaries), other than, with respect to the issuance of Company Common Stock, the options or warrants listed in Section 2.3(a) of the Company Disclosure Schedule;

                 (ix) Contracts under which the Company or any of its Subsidiaries has granted or received exclusive rights;

                 (x) any interest rate swaps, caps, floors or option agreements or any other interest rate risk management arrangement or foreign exchange Contracts; and

                 (xi) Contracts for the license or supply of any geographic or similar data to the Company or any of its Subsidiaries.

True and complete copies of all written Material Agreements have been delivered or been made available to Parent by the Company. Section 2.7(a) of the Company Disclosure Schedule sets forth a true and complete list of all Contracts that would purport to bind Parent or any of its Affiliates (other than the Company or its Subsidiaries) following the consummation of the Merger.

         (b) Other than Material Agreements that have terminated or expired in accordance with their terms, each Material Agreement is in full force and effect, is a valid and binding obligation of the Company or such Subsidiary and of each other party thereto and is enforceable, in accordance with its terms, against the Company or such Subsidiary and against each other party thereto, in each case except that the enforcement thereof may be limited by (A) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting creditors' rights generally, (B) general principles of equity (whether in a proceeding in equity or at law) and (C) an implied covenant of good faith and fair dealing, and such Material Agreements will continue to be valid, binding and enforceable in accordance with their respective terms and in full force and effect immediately following the consummation of the transactions contemplated hereby, with no material alteration or acceleration or increase in fees or liabilities. Neither the Company nor any of its Subsidiaries is or alleged to be and, to the best Knowledge of the Company, no other party is or alleged to be in default under, or in breach or violation of, any Material Agreement and, to the best Knowledge of the Company, no event has occurred which, with the giving of notice or passage of time or both, would constitute such a default, breach or violation. The designation or definition of Material Agreements for purposes of this
Section 2.7 and the disclosures made pursuant thereto will not be construed or utilized to expand, limit or define the terms "material" and "Material Adverse Effect" as otherwise referenced and used in this Agreement.

                  2.8 Compliance. The Company and each of its Subsidiaries are in compliance with, and are not in default or violation of, (i) the Certificate of Incorporation and Bylaws of the Company or the equivalent organizational documents of such Subsidiary, (ii) any Law or Order or by which any of their respective assets or properties are bound or affected and (iii) the terms of all notes, bonds, mortgages, indentures, Contracts, permits, franchises and other instruments or obligations to which any of them are a party or by which any of them or any of their respective assets or properties are bound or affected, except, in the case of clauses (ii) and (iii), for any such failures of compliance, defaults and violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms of all Approvals, except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth in
Section 2.8 of the Company Disclosure Schedule or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any federal, state, local or foreign Governmental Authority, any Approval of any federal, state, local or foreign Governmental Authority that is material to the Company or any of its Subsidiaries.

                  2.9   SEC Filings; Financial Statements.

         (a) The Company has filed all forms, reports, schedules, statements and documents required to be filed with the Securities and Exchange Commission ("SEC") since January 1, 1999 (collectively, the "Company SEC Reports") pursuant to the federal securities Laws and the Regulations of the SEC promulgated thereunder, and all Company SEC Reports have been filed in all material respects on a timely basis. The Company SEC Reports were prepared in accordance, and complied as of their respective filing dates in all material respects, with the requirements of the Exchange Act and the Securities Act and the Regulations promulgated thereunder and did not at the time they were filed (or if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the Company's Subsidiaries has filed, or is obligated to file, any forms, reports, schedules, statements or other documents with the SEC.

         (b) Each of the audited and unaudited consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports (i) complied in all material respects with applicable accounting requirements and the published Regulations of the SEC with respect thereto, (ii) were prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis throughout the periods involved and
(iii) fairly present the consolidated financial position of the Company and its Subsidiaries as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements included in the Company's Form 10-Q reports were or are subject to normal and recurring year-end adjustments that have not been and are not expected to be material to the Company.

                  2.10   Absence of Certain Changes or Events.

         (a) Except as described in Section 2.10(a) of the Company Disclosure Schedule, since December 31, 1998, the Company and its Subsidiaries have conducted their, businesses only in the ordinary and usual course and in a manner consistent with past practice, and, since such date, there has not been any change, development, circumstance, condition, event, occurrence, damage, destruction or loss that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (b) Except as described in Section 2.10(b) of the Company Disclosure Schedule, during the period from December 31, 1998 to the date hereof, (i) there has not been any change by the Company in its accounting methods, principles or practices, any revaluation by the Company of any of its assets, including, writing down the value of inventory or writing off notes or accounts receivable, and (ii) there has not been any action or event, and neither the

Company nor any of its Subsidiaries has agreed in writing or otherwise to take any action, that would have required the consent of Parent pursuant to Section
4.1 had such action or event occurred or been taken after the date hereof and prior to the Effective Time.

                  2.11 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether absolute, accrued, fixed, contingent or otherwise), and there is no existing fact, condition or circumstance which could reasonably be expected to result in such liabilities or obligations, except liabilities or obligations (i) reflected in the Company SEC Reports filed and publicly available prior to the date hereof, (ii) disclosed in Section 2.11 of the Company Disclosure Schedule, or
(iii) incurred in the ordinary course of business which do not have, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  2.12   Absence of Litigation.

                  Except as described in Section 2.12 of the Company Disclosure Schedule or expressly described in the Company SEC Reports filed and publicly available prior to the date hereof, there is no Litigation pending on behalf of or against or, to the Knowledge of the Company, threatened against the Company, any of its Subsidiaries, or any of their respective properties or rights, before or subject to any Court or Governmental Authority which if adversely determined could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is subject to any outstanding Litigation or Order which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

                  2.13   Employee Benefit Plans.

         (a) Section 2.13(a) of the Company Disclosure Schedule describes all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), including without limitation multiemployer plans within the meaning of Section 3(37) of ERISA, and all bonus, stock option, stock purchase, stock appreciation rights, incentive, deferred compensation, retirement or supplemental retirement, severance, golden parachute, vacation, cafeteria, dependent care, medical care, employee assistance program, education or tuition assistance programs, insurance and other similar fringe or employee benefit plans, programs or arrangements, and any employment or executive compensation or severance agreements, written or otherwise, for the benefit of, or relating to, any present or former employee or director of the Company or any of its Subsidiaries, which is or has been entered into, contributed to, established by, participated in and/or maintained by the Company, any trade or business (whether or not incorporated) which is a member of a controlled group or which is under common control with the Company (an "ERISA Affiliate") within the meaning of Section 414 of the Code, or any Subsidiary of the Company, whether or not such plan is terminated (together, the "Employee Plans"). The Company has provided to Parent correct and complete copies of (where applicable) (a) all plan documents, summary plan descriptions, summaries of material modifications, amendments, and resolutions related to such plans (b) the most recent determination letters received from the IRS, (c) the three most recent Form 5500 Annual Reports, (d) the most recent audited financial statement and actuarial valuation, and (e) all related agreements, insurance Contracts and other Contracts which implement each such Employee Plan. Except with regard to outstanding options, there are no restrictions on the ability of the sponsor of each Employee Plan (which is currently the Company or a Subsidiary of the Company) to amend or terminate any Employee Plan, and each Employee Plan may be transferred by the Company or any of its Subsidiaries to Parent or the Merger Sub, as the case may be.

         (b) There has been no "prohibited transaction," as such term is defined in Section 406 of ERISA and Section 4975 of the Code, with respect to any Employee Plan; there are no claims pending (other than routine claims for benefits) or threatened against any Employee Plan or against the assets of any Employee Plan, nor are there any current or threatened Liens on the assets of any Employee Plan; all Employee Plans conform to, and in their operation and administration are in all material respects in compliance with, the terms thereof and requirements prescribed by any and all statutes (including ERISA and the Code), orders, and governmental Regulations currently in effect with respect thereto (including all applicable requirements for notification, reporting and disclosure to participants of the Department of Labor, Internal Revenue Service or Secretary of the Treasury); the Company and each of its Subsidiaries and ERISA Affiliates have performed in all material respects all obligations required to be performed by them under each Employee Plan and are not in default under or violation of, and have no Knowledge of any default or violation by any other Person with respect to, any of the Employee Plans; each Employee Plan intended to qualify under Section 401(a) of the Code is so qualified, and each corresponding trust is exempt under Section 501 of the Code has received or is the subject of a favorable determination or opinion letter from the Internal Revenue Service (the "IRS"), and nothing has occurred which may be expected to cause the loss of such qualification or exemption; all contributions required to be made to any Employee Plan pursuant to Section 412 of the Code or otherwise, the terms of the Employee Plan or any collective bargaining agreement, have been made on or before their due dates and a reasonable amount has been accrued for contributions to each Employee Plan for the current plan years; the transactions contemplated herein will not directly or indirectly result in an increase of benefits, acceleration of vesting or acceleration of timing for payment of any benefit to any participant or beneficiary, except as disclosed in Section 2.13(b) of the Company Disclosure Schedule; the computer systems used in the operation and administration of all Employees Plans, including those operated by all third party service providers, to the Knowledge of the Company, are Year 2000 Compliant (as defined herein); and each Employee Plan, if any, which is maintained outside of the United States has been operated in all material respects in conformance with the applicable Laws relating to such plans in the jurisdictions in which such Employee Plan is present or operates and, to the extent relevant, the United States.

         (c) No Employee Plan is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) subject to Title IV of ERISA, and neither the Company nor any Subsidiary or ERISA Affiliate has ever partially or fully withdrawn from any such plan. No Employee Plan is a "multiemployer plan" (within the meaning of Section 3(37) of ERISA) or "single-employer plan under multiple controlled groups" as described in Section 4063 of ERISA, and neither the Company nor any Subsidiary or ERISA Affiliate has ever contributed to or had an obligation to contribute, or incurred any liability in respect of a contribution, to any multiemployer plan.

         (d) Each Employee Plan that is a "group health plan" (within the meaning of Code Section 5000(b)(1)) has been operated in compliance in all material respects with the group health plan continuation coverage requirements of Section 4980B of the Code and Sections 601 through 608 of ERISA ("COBRA Coverage"), Section 4980D of the Code and Sections 701 through 707 of ERISA, Title XXII of the Public Health Service Act and the provisions of the Social Security Act, to the extent such requirements are applicable. Except as disclosed in Section 2.13(d) of the Company Disclosure Schedule, no Employee Plan or written or oral agreement exists which obligates the Company to provide health care coverage, medical, surgical, hospitalization, death or similar benefits (whether or not insured) to any employee or former employee of the Company or any of its Subsidiaries following such employee's or former employee's termination of employment with the Company or any Subsidiary, other than COBRA Coverage.

         (e) Section 2.13(e) of the Company Disclosure Schedule sets forth a true and complete list of each current or former employee, officer, director and investor of the Company or any of its Subsidiaries who holds, as of the date hereof, any option, warrant or other right to purchase Company Common Stock or Company Preferred Stock, if any, together with the number of shares of Company Common Stock or Company Preferred Stock, if any, subject to such option, warrant or right, the date of grant or issuance of such option, warrant or right, the extent to which such option, warrant or right is vested and/or exercisable, the exercise price of such option, warrant or right, whether such option is intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code, and the expiration date of each such option, warrant and right.
Section 2.13(e) of the Company Disclosure Schedule also sets forth the total number of such options, warrants and rights. True and complete copies of each agreement (including all amendments and modifications thereto) between the Company and each holder of such options, warrants and rights relating to the same have been furnished to Parent.

         (f) Except as set forth in Schedule 2.13(f) of the Company Disclosure Schedule, (i) no event has occurred and no condition exists that would subject the Company or any of its Subsidiaries, either directly or by reason of its affiliation with any ERISA Affiliate, to any Tax, fine, Lien, penalty or other liability imposed by ERISA; (ii) for each Employee Plan with respect to which a Form 5500 has been filed, no material change has occurred with respect to the matters covered by the most recent Form since the date thereof; (iii) no "reportable event"

(as such term is defined in Section 4043 of ERISA) has occurred with respect to any Employee Plan; and (iv) all awards, grants or bonuses made pursuant to any Employee Plan have been, or will be, fully deductible by the Company or its Subsidiaries notwithstanding the provisions of Sections 162(m) and 280G of the Code and the Regulations promulgated thereunder.

                  2.14   Employment and Labor Matters.

         (a) Section 2.14(a) of the Company Disclosure Schedule identifies all employees and consultants employed or engaged by the Company with an annual base salary or compensation rate of $100,000 or higher and sets forth each such individual's rate of pay or annual compensation, job title and date of hire. Except as set forth in Section 2.14(a) of the Company Disclosure Schedule, there are no employment, consulting, collective bargaining, severance pay, continuation pay, termination or indemnification agreements or other similar Contracts of any nature (whether in writing or not) between the Company or any Subsidiary and any current or former Stockholder, officer, director, employee, consultant, labor organization or other representative of any of the Company's or Subsidiary's employees, nor is any such Contract presently being negotiated. Except as set forth in Section 2.14(a) of the Company Disclosure Schedule, no individual will accrue or receive additional benefits, service or accelerated rights to payments under any Employee Plan or any of the agreements set forth in
Section 2.14(a) of the Company Disclosure Schedule, including the right to receive any parachute payment, as defined in Section 280G of the Code, or become entitled to severance, termination allowance or similar payments as a result of the transaction contemplated herein or in the Option Agreement that could result in the payment of any such benefits or payments. Neither the Company nor any Subsidiary is delinquent in payments to any of its employees or consultants for any wages, salaries, commissions, bonuses, benefits or other compensation for any services or otherwise arising under any policy, practice, agreement, plan, program or Law. Except as set forth in Section 2.14(a) of the Company Disclosure Schedule, neither the Company nor any Subsidiary is liable for any severance pay or other payments to any employee or former employee arising from the termination of employment, nor will the Company or any Subsidiary have any liability under any benefit or severance policy, practice, agreement, plan, or program which exists or arises, or may be deemed to exist or arise, under any applicable Law or otherwise, as a result of or in connection with the transactions contemplated hereunder or as a result of the termination by the Company or any Subsidiary of any persons employed by the Company or any Subsidiary on or prior to the Effective Time. None of the Company's or any Subsidiary's employment policies or practices is currently being audited or investigated by any Governmental Authority or Court. There is no pending or, to the Knowledge of the Company, threatened Litigation, unfair labor practice charge, or other charge or inquiry against the Company or any Subsidiary brought by or on behalf of any employee, prospective employee, former employee, retiree, labor organization or other representative of the Company's or Subsidiary's employee, or other individual or any Governmental Authority with respect to employment practices brought by or before any Court or Governmental Authority.

         (b) Except as set forth in Section 2.14(b) of the Company Disclosure Schedule, there are no controversies pending or threatened, between the Company or any of its Subsidiaries and any of their respective employees; neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or other labor union Contract applicable to Persons employed by the Company or its Subsidiaries nor are there any activities or proceedings of any labor union to organize any such employees of the Company or any of its Subsidiaries; during the past five years there have been no strikes, slowdowns, work stoppages, disputes, lockouts, or threats thereof, by or with respect to any employees of the Company or any of its Subsidiaries. Except as set forth in
Section 2.14(b) of the Company Disclosure Schedule, there are no grievances pending or, to the Knowledge of the Company or any Subsidiary, threatened, which, if adversely decided, could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is a party to, or otherwise bound by, any consent decree with, or citation or other Order by, any Governmental Authority relating to employees or employment practices. The Company and each of its Subsidiaries are in compliance in all material respects with all applicable Laws, Contracts, and policies relating to employment, employment practices, wages, hours, and terms and conditions of employment, including the obligations of the Worker Adjustment and Retraining Notification Act of 1988, as amended ("WARN"), and all other notification and bargaining obligations arising under any collective bargaining agreement, by Law or otherwise. Neither the Company nor any Subsidiary of the Company has effectuated a "plant closing" or "mass layoff" as those terms are defined in WARN, affecting in whole or in part any site of employment, facility, operating unit or employee of the Company, without complying with all provisions of WARN or implemented any early retirement, separation or window program within the past five years, nor has the Company or any Subsidiary planned or announced any such action or program for the future.

                  2.15 Registration Statement; Proxy Statement/Prospectus. None of the information supplied by the Company for inclusion in the registration statement on Form S-4, or any amendment or supplement thereto, pursuant to which the shares of Parent Common Stock to be issued in the Merger will be registered with the SEC (including any amendments or supplements, the "Registration Statement") shall, at the time such document is filed, at the time amended or supplemented and at the time the Registration Statement is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied by the Company for inclusion in the proxy statement/prospectus to be sent to the Stockholders of the Company in connection with the meeting of the Stockholders of the Company to consider the Merger and vote on a proposal to adopt the Merger Agreement (the "Company Stockholders' Meeting") (such proxy statement/prospectus, as amended or supplemented, is referred to herein as the "Proxy Statement") shall, on the date the Proxy Statement is first mailed to the Stockholders of the Company, at the time of the Company Stockholders' Meeting and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the Company Stockholders' Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to the Company or any of its respective Affiliates, officers or directors should be discovered by the Company which should be set forth in an amendment or supplement to the Registration Statement or an amendment or supplement to the Proxy Statement, the Company shall promptly inform Parent and Merger Sub. The Proxy Statement shall comply in all material respects as to form and substance with the requirements of the Exchange Act and the Regulations promulgated thereunder. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or Merger Sub which is contained in the Registration Statement or Proxy Statement.

                  2.16 Absence of Restrictions on Business Activities. Except as set forth in Section 2.16 of the Company Disclosure Schedule, there is no agreement or Order binding upon the Company or any of its Subsidiaries or any of their assets or properties which has had or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted or as proposed to be conducted by the Company or any of its Subsidiaries. Except as set forth in Section 2.16 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is subject to any non-competition, non-solicitation or similar restriction on their respective businesses.

                  2.17   Title to Assets; Leases.

         (a) Except as described in Section 2.17(a) of the Company Disclosure Schedule, the Company and each of its Subsidiaries has good and marketable title to all of their real or personal properties (whether owned or leased) and assets, free and clear of all Liens.

         (b) Section 2.17(b) of the Company Disclosure Schedule contains a list of all of the real property and interests in real property owned by the Company or any of its Subsidiaries and all leases of real property to which the Company or any Subsidiary is a party or by which any of them holds a leasehold interest (collectively, "Real Property"). Except as set forth in Section 2.17(b) of the Company Disclosure Schedule, (i) each Real Property lease to which the Company or any of its Subsidiaries is a party is in full force and effect in accordance with its terms, (ii) all rents and additional rents due to date from the Company or a Subsidiary on each such lease have been paid, (iii) neither the Company nor any Subsidiary has received written notice that it is in material default thereunder, and (iv) there exists no default by the Company or any Subsidiary under such lease. There are no leases, subleases, licenses, concessions or any other agreements or commitments to which the Company or a Subsidiary is a party granting to any Person other than the Company or a Subsidiary any right to possession, use occupancy or enjoyment of any of the Real Property or any portion thereof. None of the Company nor any of its Subsidiaries is obligated under or bound by any option, right or first refusal, purchase Contract, or other Contract to sell or otherwise dispose of any Real Property or any other interest in any Real Property.

         (c) Taxes For purposes of this Agreement, "Tax" or "Taxes" shall mean taxes and governmental impositions of any kind in the nature of (or similar to) taxes, payable to any federal, state, local or foreign taxing authority, including those on or measured by or referred to as income, franchise, profits, gross receipts, capital ad valorem, custom duties, alternative or add-on minimum taxes, estimated, environmental, disability, registration, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes, and interest, penalties and additions to tax imposed with respect thereto; and "Tax Returns" shall mean returns, reports and information statements, including any schedule or attachment thereto, with respect to Taxes required to be filed with the Internal Revenue Service or any other governmental or taxing authority or agency, domestic or foreign, including consolidated, combined and unitary tax returns. Except as set forth in Section 2.18 of the Company Disclosure Schedule:

         (d) All material Tax Returns required to be filed by or on behalf of the Company, each of its Subsidiaries, and each affiliated, combined, consolidated or unitary group of which the Company or any of its Subsidiaries is a member have been timely filed, and all such Tax Returns are true, complete and correct in all material respects.

         (e) All material Taxes payable by or with respect to the Company and each of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid, and adequate reserves (other than a reserve for deferred Taxes established to reflect timing differences between book and Tax treatment) in accordance with GAAP are provided on the respective company's Balance Sheet for any material Taxes not yet due. All assessments for material Taxes due and owing by or with respect to the Company and each of its Subsidiaries with respect to completed and settled examinations or concluded litigation have been paid. Neither the Company nor any of its Subsidiaries has incurred a Tax liability from the date of the latest Balance Sheet other than a Tax liability in the ordinary course of business.

         (f) No action, suit, proceeding, investigation, claim or audit has formally commenced and no written notice has been given that such audit or other proceeding is pending or threatened with respect to the Company or any of its Subsidiaries or any group of corporations of which any of the Company and its Subsidiaries has been a member in respect of any Taxes, and all deficiencies proposed as a result of such actions, suits, proceedings, investigations, claims or audits have been paid, reserved against or settled.

         (g) Except as set forth in Section 2.18(d) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has requested, or been granted any waiver of any federal, state, local or foreign statute of limitations with respect to, or any extension of a period for the assessment of, any Tax. No extension or waiver of time within which to file any Tax Return of, or applicable to, the Company or any of its Subsidiaries has been granted or requested which has not since expired.

         (h) Except as set forth in Section 2.18(d) of the Company Disclosure Schedule, other than with respect to its Subsidiaries, the Company is not and has never been (nor does the Company have any liability for unpaid Taxes because it once was) a member of an affiliated, consolidated, combined or unitary group, and neither the Company nor any of its Subsidiaries is a party to any Tax allocation or sharing agreement or is liable for the Taxes of any other person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law), as transferee or successor, by Contract, or otherwise.

         (i) Except as disclosed in Section 2.18(f) of the Company Disclosure Schedule, the Company and its Subsidiaries have not made any payments, are not obligated to make any payments, and are not a party to any agreements that under any circumstances could obligate any of them to make any payments, that will not be deductible under Section 280G of the Code.

         (j) The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

         (k) The Company and each of its Subsidiaries have complied with all applicable Laws relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441, 1442 and 3406 of the Code or similar provisions under any foreign Laws) and have, within the time and in the manner required by Law, withheld from employee wages and paid over to the proper Governmental Authorities all amounts required to be so withheld and paid over under all applicable Laws.

         (l) Neither the Company nor any of its Subsidiaries has made an election under Section 341(f) of the Code.

         (m) None of the Company and its Subsidiaries will be required to include any material amount in taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of a change in the method of accounting for a taxable period ending prior to the Closing Date, any "closing agreement" as described in Section 7121 of the Code (or any corresponding provision of state, local or foreign Tax Laws) entered into prior to the Closing Date, any sale reported on the installment method that occurred prior to the Closing Date, or any taxable income attributable to any amount that is economically accrued prior to the Closing Date.

                  2.18   Environmental Matters.

         (a) Except as described on Section 2.19 of the Company Disclosure Schedule, and except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) the Company and each of its Subsidiaries complies and have complied, during all applicable statute of limitations periods, with all applicable Environmental Laws, and possess and comply, and have possessed and complied during all applicable statute of limitations periods, with all Environmental Permits; (ii) to the Knowledge of the Company, there are and have been no Materials of Environmental Concern or other conditions at any property owned, operated, or otherwise used by the Company now or in the past, or at any other location (including without limitation any facility to which Materials of Environmental Concern from the Company or any of its Subsidiaries), that are in circumstances that could reasonably be expected to give rise to any liability of the Company or any of its Subsidiaries, or result in costs to the Company or any of its Subsidiaries arising out of any Environmental Law; (iii) no Litigation (including, to the Knowledge of the Company, any notice of violation or alleged violation), under any Environmental Law or with respect to any Materials of Environmental Concern to which the Company or any of its Subsidiaries is, or to the Knowledge of the Company will be, named as a party, or affecting their business, is pending or, to the Knowledge of the Company, threatened; nor is the Company or any of its Subsidiaries the subject of any investigation or the recipient of any request for information in connection with any such Litigation or potential Litigation;
(iv) there are no Orders or agreements under any Environmental Law or with respect to any Materials of Environmental Concern to which the Company or any of its Subsidiaries is a party or affecting their business; (v) to the Knowledge of the Company, there are no events, conditions, circumstances, practices, plans, or legal requirements (in effect or reasoably anticipated), that could be expected to prevent the Company from, or materially increase the burden on the Company of: (A) complying with applicable Environmental Laws, or (B) obtaining, renewing, or complying with all Environmental Permits; and (vi) to the Knowledge of the Company, each of the foregoing representations and warranties is true and correct with respect to any entity for which the Company or any of its Subsidiaries has assumed or retained liability, whether by Contract or operation of Law.

         (b) The Company has furnished to Parent true and complete copies of all Environmental Reports in the possession or control of the Company or any of its Subsidiaries.

         (c) For purposes of this Agreement, the terms below are defined as follows:

                  "Environmental Laws" shall mean any and all Laws, Orders, guidelines, codes, or other legally enforceable requirement (including, without limitation, common law) of any foreign government, the United States, or any state, local, municipal or other Governmental Authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety.

                  "Environmental  Permits"  shall  mean  any  and  all  permits,
         licenses,  registrations,   notifications,  exemptions  and  any  other
         Approvals required of the Company under any Environmental Law.

                  "Environmental Report" shall mean any report, study, assessment, audit, or other similar document that addresses any issue of actual or potential noncompliance with, actual or potential liability under or cost arising out of, or actual or potential impact on business in connection with, any Environmental Law or any proposed or anticipated change in or addition to Environmental Law, that may in any way affect the Company or any entity for which it may be liable or any Subsidiary.

                  "Materials of Environmental Concern" shall mean any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances of any kind, whether or not any such substance is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

                  2.19   Intellectual Property.

         (a) Section 2.20(a) of the Company Disclosure Schedule sets forth, for the Intellectual Property owned by the Company or its Subsidiaries, a complete and accurate list of all United States and foreign patent, copyright, trademark, service mark, trade dress, domain name and other registrations, and applications, indicating for each, the applicable jurisdiction, registration number (or application number), and date issued or filed, and all material unregistered Intellectual Property.

         (b) All registered Intellectual Property of the Company and its Subsidiaries is currently in compliance in all material respects with all legal requirements (including timely filings, proofs and payments of fees), to the Knowledge of the Company, is valid and enforceable, and is not subject to any filings, fees or other actions falling due within 90 days after the Effective Time. No registered Intellectual Property of the Company or its Subsidiaries has been or is now involved in any cancellation, dispute or Litigation, and, to the Knowledge of the Company and its Subsidiaries, no such action is threatened. No patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

         (c) Section 2.20(c) of the Company Disclosure Schedule sets forth a complete and accurate list of all licenses, sublicenses, consent, royalty or other agreements concerning Intellectual Property to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than (i) Contracts disclosed pursuant to Section 2.7(a)(iii) and

2.7(a)(xi) and (ii) generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000) (collectively, "License Agreements"). All of the Company's License Agreements are valid and binding obligations of Company or its Subsidiaries that are parties thereto, enforceable in accordance with their terms, and there exists no event or condition which will result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement, except for violations, breaches, or defaults which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (d) The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property necessary for the conduct of the Company's and each of its Subsidiaries' business as currently conducted or contemplated to be conducted and for the ownership, maintenance and operation of the Company's and its Subsidiaries' properties and assets. No royalties, honoraria or other fees are payable by the Company or its Subsidiaries to any third parties for the use of or right to use any Intellectual Property, except as set forth in Section 2.20(d) of the Company Disclosure Schedule.

         (e) The Company and its Subsidiaries exclusively own, free and clear of all Liens or obligations to license all their owned Intellectual Property, and the Company and its Subsidiaries have executed all necessary agreements and performed all necessary due diligence to make the foregoing statement. The Company and its Subsidiaries have a valid, enforceable and, subject to obtaining required consents, transferable right to use all their licensed Intellectual Property. Except as disclosed in Section 2.20(e) of the Company Disclosure
Schedule, the Company and its Subsidiaries have the right to use all owned and licensed Intellectual Property in all jurisdictions in which they conduct or propose to conduct their businesses.

         (f) The Company and each of its Subsidiaries have taken all reasonable steps to maintain, police and protect the Intellectual Property which it owns, including the proper policing activities and the execution of appropriate confidentiality agreements and intellectual property assignments and releases. Except as disclosed in Section 2.20(f) of the Company Disclosure Schedule, (i) the conduct of the Company's and its Subsidiaries' businesses as currently conducted or planned to be conducted does not infringe or otherwise impair or conflict with ("Infringe") any Intellectual Property rights (other than patents) of any third party, and the Intellectual Property rights of the Company and its Subsidiaries is not being Infringed by any third party (ii) to the Knowledge of the Company, the conduct of the Company's and its Subsidiaries' businesses as currently conducted or planned to be conducted does not Infringe any patent rights of any third party, and, to the Knowledge of the Company, the patent rights of the Company and its Subsidiaries are not being Infringed by any third party and (iii) there is no Litigation or Order pending or outstanding, to the Knowledge of the Company, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property of the Company and its Subsidiaries, and, to the Knowledge of the Company, there is no valid basis for the same.

         (g) Except as set forth in Section 2.20(g) of the Company Disclosure Schedule, the consummation of the transactions contemplated hereby will not result in the alteration, loss or impairment of the validity, enforceability or the Company's or any of its Subsidiaries' right to own or use any of the Intellectual Property, nor will such transactions require the Approval of any Governmental Authority or third party in respect of any Intellectual Property.

         (h) Section 2.20(h) of the Company Disclosure Schedule lists all Software (i) (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000) which are owned, licensed to or by the Company or any of its Subsidiaries, leased to or by the Company or any of its Subsidiaries, or otherwise used by the Company or any of its Subsidiaries, and identifies which Software is owned, licensed, leased or otherwise used, as the case may be and
(ii) which are sold, licensed, leased or otherwise distributed by the Company or any of its Subsidiaries to any third party, and identifies which Software is sold, licensed, leased, or otherwise distributed as the case may be. All Software owned by the Company or any of its Subsidiaries, and all Software licensed from third parties by the Company or any of its Subsidiaries, (i) is free from any material defect, bug, virus, or programming, design or documentation error, (ii) operates and runs in a reasonable and efficient business manner, and (iii) conforms in all material respects to the specifications and purposes thereof.

         (i) The Company and its Subsidiaries have taken all reasonable steps to protect the Company's and its Subsidiaries' rights in their confidential information and trade secrets. Without limiting the foregoing, the Company and its Subsidiaries require each employee, consultant and contractor to execute and, except as disclosed in Section 2.20(i) of the Company Disclosure Schedule, each employee, consultant and contractor has executed, appropriate agreements that are substantially consistent with the Company's standard forms thereof (true and complete copies of which have been delivered to Parent). Except under confidentiality obligations, there has been no material disclosure of any of the Company's or its Subsidiaries' confidential information or trade secrets to any third party.

                  2.20  Year 2000 Compliance and Security.

         (a) The Company's and its Subsidiaries' products, Software, services, servers, systems and other computer and telecom assets and equipment ("Systems") when used in accordance with their associated documentation will at all times
(i) record, store, process, calculate and present calendar dates falling before, on and after (and if applicable, spans of time including) January 1, 2000, and
(ii) create, calculate, recognize, accept, display, store, retrieve, access, compare, sort, manipulate, or process any information dependent on or relating to dates on or after January 1, 2000 or otherwise provide use of dates or date-dependent or date-related data, including, but not limited to, century recognition, day-of-the week recognition, leap years, date values and interfaces of date functionalities, without loss of accuracy, functionality, data integrity and performance and (iii) respond to two-digit input in a way that resolves ambiguity as to century in a disclosed, defined and pre-determined manner (the foregoing ability, "Year 2000 Compliant"). The Company and its Subsidiaries have taken reasonable steps to ensure that its Systems will lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000. All of the Company's and all of its Subsidiaries' Systems which are material to the operation of the business of the Company and its Subsidiaries are Year 2000 Compliant.

         (b) The Company and its Subsidiaries have taken and take all reasonable actions to maintain, protect and police the integrity and security of their Systems, including the protection and policing against all unauthorized use of, access to, or "hacking" into the Systems, or the introduction into the Systems of viruses or other unauthorized, damaging or corrupting elements.

                  2.21 Insurance. Section 2.22 of the Company Disclosure Schedule sets forth a true and complete list of all material insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company and its Subsidiaries. There is no claim by the Company or any of its Subsidiaries pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums payable under all such policies and bonds have been paid and the Company and its Subsidiaries are otherwise in full compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage), and the Company shall, and shall cause its Subsidiaries to, maintain in full force and effect all such insurance during the period from the date hereof through the Closing Date. Such policies of insurance and bonds are of the type and in amounts customarily carried by Persons conducting businesses similar to those of the Company and its Subsidiaries and reasonable in light of the assets of the Company and its Subsidiaries. To the Knowledge of the Company, there is not any threatened termination of or material premium increase with respect to any of such policies or bonds.

                  2.22 No Restrictions on the Merger; Takeover Statutes. The Board of Directors of the Company has, prior to the date hereof, approved this Agreement and the Merger and the other transactions contemplated hereby and such approval is sufficient to render inapplicable to this Agreement, the Merger and any other transactions contemplated hereby, the restrictions on business combinations of Section 203 of the DGCL. No Delaware law or other takeover statute or similar Law and no provision of the Certificate of Incorporation or Bylaws, or other organizational documents or governing instruments of the Company or any of its Subsidiaries or any Material Agreement to which any of them is a party (a) would or would purport to impose restrictions which might adversely affect or delay the consummation of the transactions contemplated by this Agreement, the Stockholders Agreement or the Option Agreement, or (b) as a result of the consummation of the transactions contemplated by this Agreement, the Stockholders Agreement or the Option Agreement or the acquisition of securities of the Company or the Surviving Corporation by Parent or Merger Sub (i) would or would purport to restrict or impair the ability of Parent to vote or otherwise exercise the rights of a Stockholder with respect to securities of the Company or any of its Subsidiaries that may be acquired or controlled by Parent or (ii) would or would purport to entitle any Person to acquire securities of the Company.

                  2.23   Pooling; Tax Matters.

         (a) The Company intends that the Merger be accounted for under the "pooling of interests" method under the requirements of Opinion No. 16 (Business Combinations) of the Accounting Principles Board of the American Institute of Certified Public Accountants, the Financial Accounting Standards Board, and the Regulations of the SEC.

         (b) To the Knowledge of the Company, neither the Company nor any of its Affiliates has taken or agreed to take any action, failed to take any action or is aware of any fact or circumstance that would prevent (i) the Merger from being treated for financial accounting purposes as a "pooling of interests" in accordance with GAAP and the Regulations of the SEC or (ii) the Merger from constituting a reorganization within the meaning of Section 368(a) of the Code.

         (c) The Company has no knowledge of any reason why it may not receive a letter from Ernst & Young LLP (the "Company's Accountants") dated as of the Closing Date and addressed to the Company in which the Company's Accountants will concur with the Company management's conclusion that no conditions exist related to the Company that would preclude Parent from accounting for the Merger as a "pooling of interests."

         (d) Section 2.24(d) of the Company Disclosure Schedule contains a true and complete list of all Persons who, to the Knowledge of the Company, may be deemed to be Affiliates of the Company, excluding all of its Subsidiaries but including all directors and executive officers of the Company.

                  2.24 Brokers. No broker, financial advisor, finder or investment banker or other Person is entitled to any broker's, financial advisor's, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company, except for BancBoston Robertson Stephens Inc. (the "Company Financial Advisors"). Section 2.25 of the Company Disclosure Schedule sets forth, and the Company has heretofore furnished to Parent a true and complete copy of, all agreements between the Company and the Company Financial Advisors pursuant to which such Person would be entitled to any payment relating to the transactions contemplated hereunder.

                  2.25 Certain Business Practices. As of the date hereof, neither the Company nor any of its Subsidiaries nor any director, officer, employee or agent of the Company or any of its Subsidiaries has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful payments relating to political activity, (ii) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, (iii) consummated any transaction, made any payment, entered into any agreement or arrangement or taken any other action in violation of Section 1128B(b) of the Social Security Act, as amended, or (iv) made any other unlawful payment.

                  2.26  Interested Party Transactions.   Except as  disclosed in
Section 2.27 of the Company Disclosure Schedule, (i) there are no existing, and since January 1, 1999 there has been no Contract, transaction, indebtedness or other arrangement, or any related series thereof, between the Company and any of its Subsidiaries, on the one hand, and any of the directors, officers, Stockholders or other Affiliates of the Company and its Subsidiaries, or any of their respective Affiliates or family members, on the other (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary expenses), and (ii) except for the Outstanding Employee Options, at the Closing, all such Contracts, transactions, indebtedness and other arrangements shall be terminated (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary expenses).

                  2.27 Opinion of Financial Advisor. The Company has received the written opinion of the Company Financial Advisors to the effect that, in its opinion, as of the date hereof, the exchange ratio to be used in the Merger is fair to such Stockholders of the Company from a financial point of view, and the Company has provided copies of such opinion to Parent.

                  2.28 Disclaimer of Other Representation and Warranties. The Company does not make, and has not made, any representations or warranties relating to the Company or in connection with the transactions contemplated hereby other than those expressly set forth in this Article II. No person has been authorized by the Company to make any representation or warranty relating to the Company or any Subsidiary, the businesses of the Company or otherwise in connection with the transactions contemplated hereby except as set forth in this
Article II and in the Option Agreement and, if made, such representation or warranty must not be relied upon as having been authorized by the Company.


                                   ARTICLE III

             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

                  Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Company as follows:

                  3.1 Organization and Qualification. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Parent has all the requisite corporate power and authority, and is in possession of all Approvals necessary to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so qualified, existing and in good standing or to have such power, authority and Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of Parent and Merger Sub is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Merger Sub is a newly-formed single purpose entity which has been formed solely for the purposes of the Merger and will not carry on any business or engage in any activities other than those reasonably related to the Merger.

                  3.2   Capitalization.

         (a) As of the date hereof, the authorized capital stock of Parent consists of (i) 6,000,000,000 shares of Parent Common Stock of which, as of December 21, 1999, approximately 2,270,342,472 shares were issued and outstanding, and (ii) 5,000,000 shares of preferred stock, par value $.01 per share, including 500,000 reserved for issuance under the Parent Rights Agreement, of which none are issued or outstanding. All of the outstanding shares of Parent Common Stock are, and all shares to be issued as part of the Merger Consideration will be, when issued in accordance with the terms hereof, duly authorized, validly issued, fully paid and nonassessable.

         (b) As of the date hereof, the authorized capital stock of Merger Sub consists of 1,000 shares of Merger Sub Common Stock, of which 1,000 shares of Merger Sub Common Stock are outstanding. All of the outstanding shares of Merger Sub Common Stock are owned by Parent.

                  3.3 Authority; Enforceability. Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and each instrument required hereby to be executed and delivered by it at the Closing, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of Parent and Merger Sub of this Agreement and each instrument required hereby to be executed and delivered by Parent and Merger Sub at the Closing and the performance of their respective obligations hereunder and thereunder have been duly and validly authorized by the Board of Directors of each of Parent and Merger Sub and by Parent as the sole Stockholder of Merger
Sub. Except for filing of the Certificate of Merger, no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms.

                  3.4   No Conflict; Required Filings and Consents.

         (a) The execution and delivery by Parent and Merger Sub of this Agreement do not, and the performance of this Agreement by Parent or Merger Sub shall not, (i) conflict with or violate the Certificate of Incorporation or Bylaws of Parent or the Certificate of Incorporation or Bylaws of Merger Sub, or
(ii) conflict with or violate any Law or Order in each case applicable to Parent or Merger Sub or by which its or any of their respective properties is bound or affected, except in the case of clause (ii) above, for any such conflicts or violations that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (b) The execution and delivery by Parent and Merger Sub of this Agreement do not, and the performance by Parent and Merger Sub of this Agreement shall not, require Parent or Merger Sub to obtain the Approval of, observe any waiting period imposed by, or make any filing with or notification to, any Governmental Authority, domestic or foreign, except for (A) compliance with applicable requirements of the Securities Act, the Exchange Act, Blue Sky Laws, or the pre-Merger notification requirements of the HSR Act or Foreign Competition Laws, (B) the filing of the Certificate of Merger in accordance with Delaware law, (C) the filing of a listing application or other documents as required by the NYSE or (D) where the failure to obtain such Approvals, or to make such filings or notifications, would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  3.5   SEC Filings; Financial Statements.

         (a) Parent has filed all reports and documents required to be filed with the SEC since January 1, 1999 (collectively, the "Parent SEC Reports") pursuant to the federal securities Laws and Regulations of the SEC promulgated thereunder, and all Parent SEC Reports have been filed in all material respects on a timely basis. The Parent SEC Reports were prepared in accordance, and complied as of their respective filing dates in all material respects, with the requirements of the Exchange Act and the Regulations promulgated thereunder and did not at the time they were filed (or if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in Parent SEC Reports (i) complied in all material respects with applicable accounting requirements and the published Regulations of the SEC with respect thereto, (ii) were prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis throughout the periods involved (except as may be expressly described in the notes thereto) and (iii) fairly presents the consolidated financial position of Parent as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements included in the Company's Form 10-Q reports were or are subject to normal and recurring year-end adjustments that have not been and are not expected to be material in amount to Parent.

                  3.6   Absence of Litigation.  Except  as  described in Section
3.6 of the Parent Disclosure Schedule or expressly described in the Parent SEC Reports filed and publicly available prior to the date hereof, there is no Litigation pending on behalf of or against or, to the Knowledge of Parent, threatened against Parent, any of its Subsidiaries, or any of their respective properties or rights, before or subject to any Court or Governmental Authority which if adversely determined would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither Parent nor any of its Subsidiaries is subject to any outstanding Litigation or Order which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

                  3.7 Registration Statement; Proxy Statement/Prospectus. None of the information supplied by Parent for inclusion in the Registration Statement shall, at the time such document is filed, at the time amended or supplemented, or at the time the Registration Statement is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied by Parent for inclusion in the Proxy Statement shall, on the date the Proxy Statement is first mailed to the Stockholders of the Company, at the time of Company Stockholders' Meeting and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. The Registration Statement will comply as to form in all material respects with the provisions of the Securities Act. Notwithstanding the foregoing, Parent makes no representation, warranty or covenant with respect to any information supplied by the Company which is contained in the Registration Statement or Proxy Statement.

                  3.8 Pooling; Tax Matters. To the Knowledge of Parent, neither Parent and Merger Sub nor any of their Affiliates has taken or agreed to take any action or failed to take any action that would prevent (a) the Merger from being treated for financial accounting purposes as a "pooling of interests" in accordance with GAAP and the Regulations of the SEC or (b) the Merger from constituting a reorganization within the meaning of
Section 368(a) of the Code.


                                   ARTICLE IV

                     CONDUCT OF BUSINESS PENDING THE MERGER

                  4.1 Conduct of Business by the Company Pending the Merger. The Company covenants and agrees that, between the date hereof and the Effective Time, except as expressly required or permitted by this Agreement or unless Parent shall otherwise agree in writing in advance, the Company shall conduct and shall cause the businesses of each of its Subsidiaries to be conducted only in, and the Company and its Subsidiaries shall not take any action except in, the ordinary course of business and in a manner consistent with past practice and in compliance with applicable laws. The Company shall use its reasonable best efforts to preserve intact the business organization and assets of the Company and each of its Subsidiaries, and to operate, and cause each of its Subsidiaries to operate, according to plans and budgets provided to Parent, to keep available the services of the present officers, employees and consultants of the Company and each of its Subsidiaries, to maintain in effect Material Agreements and to preserve the present relationships of the Company and each of its Subsidiaries with advertisers, sponsors, customers, licensees, suppliers and other Persons with which the Company or any of its Subsidiaries has business relations. By way of amplification and not limitation, neither the Company nor any of its Subsidiaries shall, between the date hereof and the Effective Time, directly or indirectly do, or propose to do, any of the following without the prior written consent of Parent:

         (a) amend or otherwise change the Certificate of Incorporation or Bylaws or equivalent organizational document of the Company or any of its Subsidiaries or alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of the Company or any of its Subsidiaries;

         (b) issue, grant, sell, transfer, deliver, pledge, promise, dispose of or encumber, or authorize the issuance, grant, sale, transfer, deliverance, pledge, promise, disposition or encumbrance of, any shares of capital stock of any class (common or preferred), or any options, warrants, convertible or exchangeable securities or other rights of any kind to acquire any shares of capital stock or any other ownership interest or Stock-Based Rights of the Company or any of its Subsidiaries (except for the issuance of Company Common Stock issuable pursuant to the Outstanding Employee Options); adopt, ratify or effectuate a Stockholders' rights plan or agreement; or redeem, purchase or otherwise acquire, directly or indirectly, any of the capital stock of the Company or interest in or securities of any Subsidiary;

         (c) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock (except that a wholly owned Subsidiary of the Company may declare and pay a dividend to its parent); split, combine or reclassify any of its capital stock, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock; or amend the terms of, repurchase, redeem or otherwise acquire, or permit any Subsidiary to repurchase, redeem or otherwise acquire, any of its securities or any securities of its Subsidiaries; or propose to do any of the foregoing;

         (d) sell, transfer, deliver, lease, license, sublicense, mortgage, pledge, encumber or otherwise dispose of (in whole or in part), or create, incur, assume or subject any Lien on, any of the assets of the Company or any of its Subsidiaries (including any Intellectual Property), except for the sale of goods, licenses of Intellectual Property involving annual revenue, payments or liabilities of less than $100,000 or having a term of less than one year, and dispositions of other immaterial assets, in any case, in the ordinary course of business and in a manner consistent with past practice;

         (e) acquire (by merger, consolidation, acquisition of stock or assets or otherwise) or organize any corporation, limited liability company, partnership, joint venture, trust or other entity or any business organization or division thereof; incur any indebtedness for borrowed money or issue any debt securities or any warrants or rights to acquire any debt security or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans, advances or enter into any financial commitments; or authorize or make any capital expenditures which are, in the aggregate, in excess of $1,000,000 for the Company and its Subsidiaries taken as a whole;

         (f) hire or terminate any employee or consultant, except in the ordinary course of business consistent with past practice; increase the compensation or fringe benefits (including, without limitation, bonus) payable or to become payable to its officers or employees, except for increases in salary or wages of employees of the Company or its Subsidiaries who are not officers of the Company in the ordinary course of business consistent with past practice, or loan or advance any money or other asset or property to, or grant any bonus, severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company or any of its Subsidiaries, or establish, adopt, enter into, terminate or amend any Employee Plan or any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, stock purchase, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees;

         (g) change any accounting policies or procedures (including procedures with respect to reserves, revenue recognition, payments of accounts payable and collection of accounts receivable) unless required by a change in Law or GAAP used by it;

         (h) (v) other than in the ordinary course consistent with past practice, enter into any agreement that if entered into prior to the date hereof would be a Material Agreement set forth in Section 2.7(a) of the Company Disclosure Schedule; (w) modify, amend in any material respect, transfer or terminate any Material Agreement or waive, release or assign any rights or claims thereto or thereunder; (x) enter into or extend any lease with respect to Real Property with any third party; (y) modify, amend or transfer in any way or terminate any License Agreement, standstill or confidentiality agreement with any third party, or waive, release or assign any rights or claims thereto or thereunder; or (z) enter into, modify or amend any Contract to provide exclusive rights or obligations;

         (i) make any material Tax election other than an election in the ordinary course of business consistent with the past practices of the Company or settle or compromise any federal, state, local or foreign income tax liability or agree to an extension of a statute of limitations;

         (j) pay, discharge, satisfy or settle any Litigation or waive, assign or release any material rights or claims except, in the case of Litigation, any Litigation which settlement would not: (A) impose any injunctive or similar Order on the Company or any of its Subsidiaries or restrict in any way the business of the Company or any of its Subsidiaries or (B) exceed $500,000 in cost or value to the Company or any of its Subsidiaries. The Company and its Subsidiaries shall not pay, discharge or satisfy any liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except in the ordinary course of business consistent with past practice in an amount or value not exceeding $100,000 in any instance or series of related instances or $500,000 in the aggregate or in accordance with their terms as in effect as of the date hereof;

         (k)  engage  in,  enter  into  or  amend  any  Contract,   transaction,
indebtedness or other arrangement with, directly or indirectly, any of the directors, officers, Stockholders or other Affiliates of the Company and its Subsidiaries, or any of their respective Affiliates or family members, except for (i) amounts due as normal salaries and bonuses and in reimbursement of ordinary expenses and (ii) those items existing as of the date hereof and listed in Section 4.1(k) of the Company Disclosure Schedule;

         (l) fail to maintain in full force and effect all self-insurance and insurance, as the case may be, currently in effect;

         (m) take any action that (without regard to any action taken, or agreed to be taken, by Parent or any of its Affiliates) would prevent (i) Parent from accounting for the business combination to be effected by the Merger as a "pooling of interests" or
(ii) the Merger  from  qualifying  as a  reorganization  within  the  meaning of
Section 368(a) of the Code; or

         (n) authorize, recommend, propose or announce an intention to do any of the foregoing, or agree or enter into or amend any Contract or arrangement to do any of the foregoing.

                  4.2    Solicitation of Other Proposals.

         (a) From the date hereof until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, the Company shall not, nor shall it permit any of its Affiliates or Subsidiaries to, nor shall it authorize or permit any of its or their respective Stockholders, directors, officers, employees, representatives or agents (collectively, the "Company Representatives"), to directly or indirectly, (i) solicit, facilitate, initiate, entertain, encourage or take any action to solicit, facilitate, initiate, entertain or encourage, any inquiries or communications or the making of any proposal or offer that constitutes or may constitute an Acquisition Proposal (as defined herein) or (ii) participate or engage in any discussions or negotiations with, or provide any information to or take any other action with the intent to facilitate the efforts of, any Person concerning any possible Acquisition Proposal or any inquiry or communication which might reasonably be expected to result in an Acquisition Proposal. For purposes of this Agreement, the term "Acquisition Proposal" shall mean any inquiry, proposal or offer from any person (other than Parent, Merger Sub or any of their Affiliates) relating to any merger, consolidation, recapitalization, liquidation or other direct or indirect business combination, involving the Company or any Material Subsidiary (as defined herein) or the issuance or acquisition of shares of capital stock or other equity securities of the Company or any Material Subsidiary representing 20% or more of the outstanding capital stock of the Company or such Material Subsidiary or any tender or exchange offer that if consummated would result in any Person, together with all Affiliates thereof, beneficially owning shares of capital stock or other equity securities of the Company or any Material Subsidiary representing 20% or more of the outstanding capital stock of the Company or such Material Subsidiary, or the sale, lease, exchange, license (whether exclusive or not), or other disposition of any significant portion of the Intellectual Property or any significant portion of the business or other assets of the Company or any Material Subsidiary, or any other transaction, the consummation of which could reasonably be expected to impede, interfere with, prevent or materially delay the consummation of the transactions contemplated hereby or which would reasonably be expected to diminish significantly the benefits to Parent or its Affiliates of the transactions contemplated hereby. The Company shall immediately cease and cause to be terminated, and shall cause its Subsidiaries and all Company Representatives to immediately terminate and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could reasonably be expected to lead to, an Acquisition Proposal. The Company shall promptly notify each Company Representative of its obligations under this Section 4.2. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth above by any

Affiliate or Subsidiary of theCompany or any Company Representative, whether or not such Person is purporting to act on behalf of the Company, shall be deemed to be a breach of this Section 4.2(a) by the Company.

         (b) Notwithstanding the foregoing, the Company may participate in discussions or negotiations with, or furnish information with respect to the Company pursuant to a confidentiality agreement with terms no less favorable to the Company than those in effect between the Company and Parent to, any Person if and only if (x) such Person has submitted an unsolicited bona fide written Acquisition Proposal to the Company's Board of Directors, (y) neither the Company nor any of the Company Representatives shall have violated Section 4.2(a) and (z) the Board of Directors of the Company (i) determines by a majority vote in its good faith judgment, after consultation with outside counsel, that taking such action is required to satisfy the fiduciary duties of such Board under applicable Law and (ii) provides prior written notice to Parent of its decision to so participate or furnish.

         (c) Except as set forth in the following sentence, neither the Board of Directors of the Company nor any committee thereof shall (1) approve or recommend, or propose to approve or recommend, any Acquisition Proposal other than the Merger, (2) withdraw or modify or propose to withdraw or modify in a manner adverse to Parent or Merger Sub its approval or recommendation of the Merger, this Agreement or the transactions contemplated hereby, (3) upon a request by Parent to reaffirm its approval or recommendation of this Agreement or the Merger, fail to do so within two Business Days after such request is made, (4) approve, enter, or permit or cause the Company or any Material
Subsidiary to enter, into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, or (5) resolve or announce its intention to do any of the foregoing. The immediately preceding sentence notwithstanding, in the event that prior to the Company Stockholders' Meeting the Board of Directors of the Company receives a Superior Proposal (as defined herein), the Board of Directors of the Company may (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent or Merger Sub its approval or recommendation of the Merger, this Agreement or the transactions contemplated hereby, (ii) fail to reaffirm its approval or recommendation of this Agreement or the Merger within two Business Days after a request by Parent to do so, or (iii) resolve or announce its intention to do any of the actions set forth in the preceding clauses (i) or
(ii), if (x) after consultation with outside counsel, such Board determines by a majority vote of directors in their good faith judgment that taking such action is required to satisfy the fiduciary duties of such Board under applicable Law and (y) the Company furnishes Parent two Business Days' prior written notice of the taking of such action (which notice shall include a description of the material terms and conditions of the Superior Proposal and identify the person making the same). For purposes of this Agreement, (A) "Material Subsidiary" means any Subsidiary of the Company whose consolidated revenues, net income or assets constitute 20% or more of the revenues, net income or assets of the Company and its Subsidiaries taken as a whole, and (B) the term "Superior Proposal" means any bona fide Acquisition Proposal to effect a merger, consolidation or sale of all or substantially all of the assets or capital stock of the Company which is on terms which the Board of Directors of the Company determines by a majority vote of its directors in their good faith judgment (based on the written opinion, with only customary qualifications, of a financial advisor of nationally recognized reputation that the consideration provided in such Acquisition Proposal likely exceeds the value of the consideration provided for in the Merger), after taking into account all relevant factors, including any conditions to such Acquisition Proposal, the form of consideration contemplated by such Acquisition Proposal, the timing of the closing thereof, the risk of nonconsummation, the ability of the Person making the Acquisition Proposal to finance the transactions contemplated thereby and any required filings or Approvals, to be more favorable to the Stockholders of the Company than the Merger (or any revised proposal made by Parent).

         (d) In addition to the other obligations of the Company set forth in this Section 4.2, the Company shall immediately advise Parent orally and in writing of any request for information with respect to any Acquisition Proposal, or any inquiry with respect to or which could result in an Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the Person making the same. The Company shall inform Parent on a prompt and current basis of the status and content of any discussions regarding any Acquisition Proposal with a third party and as promptly as practicable of any change in the price, structure or form of the consideration or material terms of and conditions regarding any Acquisition Proposal or of any other developments or circumstances which could reasonably be expected to culminate in the taking of any of the actions referred to in Section 4.2(c). Nothing contained in this Section 4.2(d) shall prevent the Board of Directors of the Company from complying with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act.


                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

                  5.1   Registration Statement; Proxy Statement/Prospectus.

         (a) The Company shall, promptly following the date hereof, prepare and file with the SEC a Proxy Statement relating to the Merger and this Agreement, obtain and furnish the information required to be included by the SEC in the Proxy Statement and respond promptly to any comments made by the SEC with respect to the Proxy Statement, and cause the Proxy Statement and the prospectus to be included in the Registration Statement, including any amendment or supplement thereto, to be mailed to its Stockholders at the earliest practicable date after the Registration Statement is declared effective by the SEC. The Company shall use all reasonable efforts to obtain the necessary approval of the Merger and this Agreement by its Stockholders. Unless the Company shall have taken action permitted by the second sentence of Section 4.2(c), the Company shall not file with or supplementally provide to the SEC or mail to its Stockholders the Proxy Statement or any amendment or supplement thereto without Parent's prior consent, which consent shall not be unreasonably withheld or delayed. The Company shall allow Parent's full participation in the preparation of the Proxy Statement and any amendment or supplement thereto and shall consult with Parent and its advisors concerning any comments from the SEC with respect thereto.

         (b) Parent shall prepare and file with the SEC a Registration Statement on Form S-4, in which the Proxy Statement shall be included as a prospectus, and the parties hereto shall use all reasonable efforts to have the Registration Statement declared effective by the SEC as promptly as practicable after such filing. Parent shall obtain and furnish the information required to be included in the Registration Statement and, after consultation with the Company, respond promptly to any comments made by the SEC with respect to the Registration Statement.

         (c) The Proxy Statement shall include the recommendation of the Board of Directors of the Company in favor of approval and adoption of this Agreement and the Merger, except to the extent that the Company shall have withdrawn or modified its recommendation of this Agreement or the Merger as permitted by
Section 4.2(c).

         (d) Parent and the Company shall, as promptly as practicable, make all necessary filiIngs with respect to the Merger under the Securities Act and the Exchange Act and the Regulations thereunder and under applicable Blue Sky or similar securities Laws, and shall use all reasonable efforts to obtain required Approvals with respect thereto.

         (e) Each party hereto agrees to furnish all information concerning itself as may be reasonably required to prepare the Proxy Statement or Registration Statement or to make such filings pursuant to Section 5.1(d). Each party hereto agrees to correct any information provided by it for use in the Proxy Statement or Registration Statement that has become false or misleading in any material respect.

                  5.2 Meeting of Company's Stockholders. The Company shall promptly after the date hereof take all action necessary in accordance with the DGCL and its Certificate of Incorporation and Bylaws to duly call, give notice of and (unless Parent requests otherwise) hold the Company Stockholders Meeting as soon as practicable following the date upon which the Registration Statement becomes effective and shall consult with Parent in connection therewith. Once the Company Stockholders' Meeting has been called and noticed, the Company shall not postpone or adjourn (other than for the absence of a quorum and then only to a future date specified by Parent) the Company Stockholders' Meeting without the consent of Parent. The Board of Directors of the Company has declared that this Agreement is advisable and, subject to Section 4.2(c), shall recommend that this Agreement and the transactions contemplated hereby be approved and authorized by the Stockholders of the Company and include in the Registration Statement and Proxy Statement a copy of such recommendations; provided, however, that the
Board of Directors of the Company shall submit this Agreement to the Stockholders of the

Company whether or not the Board of Directors of the Company at any time subsequent to making such declaration takes any action permitted by Section 4.2(c). The Company shall solicit from its Stockholders proxies in favor of the Merger and shall take all other action necessary or advisable to secure the vote or consent of its Stockholders to authorize and approve the Merger. Without limiting the generality of the foregoing, (i) the Company agrees that its obligation to duly call, give notice of, convene and hold the Company Stockholders' Meeting as required by this Section 5.2, shall not be affected by the withdrawal, amendment or modification of the Board of Directors' recommendation of approval and adoption of this Agreement and the transactions contemplated hereby, and (ii) the Company agrees that its obligations under this
Section 5.2 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal.

                  5.3   Access to Information; Confidentiality.

         (a) Upon reasonable notice, the Company shall (and shall cause each of its Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives and agents of Parent (collectively "Parent Representatives"), reasonable access, during the period prior to the Effective Time, to all its properties, books, Contracts, commitments and records and, during such period, the Company shall (and shall cause each of its Subsidiaries to) furnish promptly to the other all information concerning its business, properties, books, Contracts, commitments, record and personnel as Parent may reasonably request. The Company shall (and shall cause each of its Subsidiaries to) make available to the other party the appropriate individuals for discussion of such entity's business, properties and personnel as Parent or the Parent Representatives may reasonably request. No investigation pursuant to this
Section 5.3(a) shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

         (b) Parent shall keep all information obtained pursuant to Section 5.3(a) confidential in accordance with the terms of the Confidential Non-Disclosure Agreement, dated October 5, 1999 (the "Confidentiality Agreement"), between Parent and the Company. Anything contained in the Confidentiality Agreement to the contrary notwithstanding, the Company and Parent hereby agree that each such party may issue press release(s) or make other public announcements in accordance with Section 5.10.

                  5.4   Reasonable Best Efforts; Further Assurances.

         (a) Upon the terms and subject to the conditions set forth in this Agreement, each party hereto shall use its reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other party or parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated hereby, and by the Related Agreements. The Company and Parent shall use its reasonable best efforts to (i)
as promptly as practicable, obtain all Approvals (including those referred to in Sections 2.6(a) and 2.6(b) and Sections 2.6(a) and 2.6(b) of the Company Disclosure Schedule), and the Company and Parent shall make all filings under applicable Law required in connection with the authorization, execution and delivery of this Agreement and the Option Agreement by the Company and Parent and the consummation by them of the transactions contemplated hereby and thereby, including the Merger (in connection with which Parent and the Company will cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filings and, if requested, will accept all reasonable additions, deletions or changes suggested in connection therewith);
(ii) furnish all information required for any application or other filing to be made pursuant to the DGCL or any other Law or any applicable Regulations of any Governmental Authority (including all information required to be included in the Proxy Statement or the Registration Statement) in connection with the transactions  contemplated  by this  Agreement and the Related  Agreements;  and
(iii) lift, rescind or mitigate the effects of any injunction or other Order adversely affecting the ability of any party hereto to consummate the transactions contemplated hereby and thereby and to prevent, with respect to any threatened or such injunction or other Oder, the issuance or entry thereof, provided, however, that neither Parent nor any of its Affiliates shall be under any obligation to (x) make proposals, execute or carry out agreements or submit to Orders providing for the sale or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets or categories of assets of Parent, any of its Affiliates, including its Subsidiaries, the Company or the holding separate of the Company Common Stock or imposing or seeking to impose any limitation on the ability of Parent or any of its Affiliates, including its Subsidiaries, to conduct their business or own such assets or to acquire, hold or exercise full rights of ownership of Company Common Stock, or (y) otherwise take any step to avoid or eliminate any impediment which may be asserted under any Law governing competition, monopolies or restrictive trade practices which, in the reasonable judgment of Parent, might result in a limitation of the benefit expected to be derived by Parent as a result of the transactions contemplated hereby or might adversely affect the Company or Parent or any of Parent's Affiliates, including its Subsidiaries. Neither party hereto will take any action which results in any of the representations or warranties made by such party pursuant to Articles II or III, as the case may be, becoming untrue or inaccurate in any material respect.

         (b) The parties hereto shall use their reasonable best efforts to satisfy or cause to be satisfied all of the conditions precedent that are set forth in Article VI, as applicable to each of them, and to cause the transactions contemplated by this Agreement to be consummated. Each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby. In furtherance of the foregoing, Parent shall use its reasonable best efforts to assist the Company in satisfying the condition set forth in Section 6.2(g), including reasonably responding to Company requests in connection with its efforts to retain the employees identified in Section 6.2(g) of the Parent Disclosure Schedule and to satisfy such condition;

provided, however, that Parent shall not be obligated to pay or promise any monies or additional compensation pursuant to this sentence.

         (c) The Company and Parent shall cooperate with one another:

               (i) in connection with the preparation of the Registration Statement and the Proxy Statement;

               (ii) in connection with the preparation of any filing required by the HSR Act or any Foreign Competition Laws;

               (iii) in determining whether any action by or in respect of, or filing with, any Governmental Authority or other third party, is required, or any Approvals are required to be obtained from parties in connection with the consummation of the transactions contemplated hereby;

               (iv) in seeking any Approvals or making any filings, including furnishing information required in connection therewith or with the Registration Statement or the Proxy Statement, and seeking timely to obtain any such Approvals, or making any filings;

               (v) in connection with the listing on the NYSE of the Parent Common Stock to be issued in the Merger; and

               (vi) in order to facilitate the achievement of the benefits reasonably anticipated from the Merger.

         (d) The Company shall use its reasonable best efforts to cause its Affiliates and other Persons to transfer and assign all rights necessary for the Company to continue to conduct its business consistent with historical operations and as currently conducted, pursuant to documentation and in a manner reasonably acceptable to Parent.

                  5.5      Stock Options and Stock Plan; Options

         (a) At the Effective Time, each Outstanding Employee Option, whether vested or unvested, will be assumed by Parent. Each such Outstanding Employee Option so assumed by Parent under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Option Plans, option agreements thereunder and other relevant documentation immediately prior to the Effective Time, except that such Outstanding Employee Option will be exercisable solely for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock that were purchasable under such Outstanding Employee Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of Parent Common Stock, and the per-share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Outstanding Employee Option will be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which such Outstanding Employee Option was exercisable immediately prior to the Effective Time by the Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent.

         (b) Parent shall reserve for issuance a sufficient number of shares of Parent Common Stock for delivery upon exercise of Outstanding Employee Options assumed by Parent under this Agreement. Parent shall file as soon as practicable after the Effective Date a registration statement on Form S-8 under the Securities Act covering the shares of Parent Common Stock issuable upon the exercise of the Outstanding Employee Options assumed by Parent pursuant to
Section 5.5(a), and shall use its reasonable efforts to cause such registration statement to become effective as soon thereafter as practicable and to maintain such registration in effect until the exercise or expiration of such assumed Outstanding Employee Options.

         (c) The vesting of each Outstanding Employee Option shall not accelerate as a result of, or in connection with, the transactions contemplated hereby, except to the extent required by the existing terms of the 1995 Plan or option agreement pursuant to which it was granted. In addition, the Company shall ensure that no discretion is exercised by the Board of Directors or any committee thereof or any other body or Person so as to cause the vesting of any Outstanding Employee Option or any other warrant or right to acquire shares of Company Common Stock to accelerate.

         (d) On and after the date hereof, the Company shall ensure that no offerings are made with respect to the Purchase Plan, that no employee payroll deductions are allowed under the Purchase Plan, and that no options to purchase Company Common Stock shall be granted (or to be granted) under the Purchase Plan.

                  5.6      Employee Benefits.

         (a) Parent agrees that individuals who are employed by the Company or any Subsidiary of the Company immediately prior to the Effective Time shall become employees of the Surviving Corporation or one of its Subsidiaries upon the Effective Time (each such employee, a "Company Employee"); provided, however, that this Section 5.6(a) shall not be construed to limit the ability of the Company or any of its Subsidiaries to terminate the employment of any Company Employee at any time.

         (b) After the Effective Time and on a schedule determined by Parent in connection with its integration of its business with that of the Company, the Company Employees shall be eligible to participate in the employee benefit plans of Parent to the same extent as any similarly situated and geographically located employee of Parent. The Company Employees will be allowed credit for their service with the Company and its Subsidiaries for purposes of vesting, calculating the number of vacation days to which such employees are entitled, subject to a maximum of five incremental days of vacation, and participation only (and not for entitlement (except as provided with respect to vacation) or benefit accrual purposes), with respect to the employee benefit plans in which such Company Employees are allowed by Parent to participate following the Effective Time.

         (c) If requested by Parent in writing prior to the Effective Time, the Company shall cause to be adopted prior to the Effective Time resolutions of the Company's Board of Directors to cease all contributions to the Anatolia Retirement Savings Plan (the "401(k) Plan"), and to terminate the 401(k) Plan, immediately prior to the Effective Time. Such resolutions shall provide (to the extent required under Section 411 of the Code) that all participants shall be fully vested in their account balances under the 401(k) Plan. Such resolutions shall also authorize distributions of 401(k) Plan balances to participants (to the extent permitted under Section 401(k) (10) of the Code) as soon as practicable following the Company's receipt from the Internal Revenue Service of a favorable determination letter regarding the tax-qualified status of the 401(k) Plan following its termination. The Company shall deliver to parent an executed copy of such resolutions as soon as practicable following their adoption by Company's Board of Directors and shall fully comply with such resolutions.

                  5.7  Pooling; Reorganization.

         (a) The Company shall not knowingly take, or knowingly permit any controlled Affiliate of the Company to take, any action that could prevent the Merger from being treated (i) for financial accounting purposes as a "pooling of interests" under GAAP; it being understood and agreed that if the Company's Accountants advise the Company in writing that such an action would not prevent the Merger from being so treated, such action will be conclusively deemed not to constitute a breach of this Section 5.7 or (ii) as a "reorganization withing the meaning of Section 368 of the Code.

         (b) The Company shall use its reasonable best efforts to obtain an executed affiliate pooling agreement substantially in the form attached hereto as Exhibit C (each, a "Company Affiliate Pooling Agreement") from each of the Persons identified in Section 2.24(d) of the Company Disclosure Schedule concurrently with the execution of this Agreement and thereafter from any other person who may be deemed an affiliate of the Company regarding compliance with Rule 145 under the Securities Act and the requirements for accounting treatment of the Merger as a "pooling of interests."

         (c) Parent shall not knowingly take or knowingly permit any controlled Affiliate of Parent to take, any action that could prevent the Merger from being treated (i) for financial accounting purposes as a "pooling of interests" under GAAP; it being understood and agreed that if Ernst & Young LLP, Parent's independent accountants ("Parent's Accountants"), advises Parent in writing that such an action would not prevent the Merger from being so treated, such action will be conclusively deemed not to constitute a breach of this Section 5.7; or (ii) as a "reorganization" within the meaning of Section 368 of the Code.

         (d) Parent shall use its reasonable efforts to obtain an executed affiliate pooling agreement containing substantially the substance of the second and third paragraphs of the Company Affiliate Pooling Agreement from each of the Persons identified in Section 5.7(d) of the Parent Disclosure Schedule regarding compliance with the requirements for accounting treatment of the Merger as a "pooling of interests."

                  5.8  Notification of Certain Matters.

         (a) The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which results in any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect (or, in the case of any representation or warranty qualified by its terms by materiality or Material Adverse Effect, then untrue or inaccurate in any respect) and any failure of the Company, Parent or Merger Sub, as the case may be, to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.8 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         (b) Each of the Company and Parent shall give prompt notice to the other of (i) any notice or other communication from any Person alleging that the Approval of such Person is or may be required in connection with the Merger or the Related Agreements, (ii) any notice or other communication from any Governmental Authority in connection with the Merger or the Related Agreements,
(iii) any Litigation, relating to or involving or otherwise affecting the Company or its Subsidiaries or Parent that relates to the Merger or the Related Agreements; (iv) the occurrence of a default or event that, with notice or lapse of time or both, will become a default under any Material Agreement of the Company; and (v) any change that could reasonably be expected to have a Material Adverse Effect on the Company or Parent or is likely to delay or impede the ability of either Parent or the Company to consummate the transactions contemplated by this Agreement or the Related Agreements or to fulfill their respective obligations set forth herein or therein.

         (c) Each of the Company parties or and Parent shall give (or shall cause their respective Subsidiaries to give) any notices to third Persons, and use, and cause their respective Subsidiaries to use, its reasonable best efforts to obtain any consents from third Persons (i) necessary, proper or advisable to consummate the transactions contemplated by this Agreement, (ii) otherwise required under any Contracts in connection with the consummation of the transactions contemplated hereby or (iii) required to prevent a Material Adverse Effect on the Company or Parent from occurring. If any party shall fail to obtain any such consent from a third Person, such party shall use its reasonable best efforts, and will take any such actions reasonably requested by the other parties, to limit the adverse effect upon the Company and Parent, their respective Subsidiaries, and their respective businesses resulting, or which would result after the Effective Time, from the failure to obtain such consent.

                  5.9 Listing on the New York Stock. Exchange Parent shall use its reasonable best efforts to cause the Parent Common Stock to be issued in the Merger and pursuant to Parent's options to be issued pursuant to Section 5.5 to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Effective Time.

                  5.10 Public Announcements. Parent and the Company shall consult with and obtain the approval of the other party before issuing any press release or other public announcement with respect to the Merger or this Agreement and shall not issue any such press release prior to such consultation and approval, except as may be required by Law or any listing agreement related to the trading of the shares of either party on any national securities exchange or national automated quotation system, in which case the party proposing to issue such press release or make such public announcement shall use its reasonable best efforts to consult in good faith with the other party before issuing any such press release or making any such public announcement.

                  5.11 Takeover Laws. If any form of anti-takeover statute, Regulation or charter provision or Contract is or shall become applicable to the Merger or the transactions contemplated hereby or by the Related Agreements, the Company and the Board of Directors of the Company shall grant such Approvals and take such actions as are necessary under such Laws and provisions so that the transactions contemplated hereby and thereby may be consummated as promptly as practicable on the terms contemplated hereby and thereby and otherwise act to eliminate or minimize the effects of such Law, provision or Contract on the transactions contemplated hereby or thereby.

                  5.12  Accountant's Letters.

         (a) The Company shall use its reasonable best efforts to cause to be delivered to Parent a "comfort" letter of the Company's Accountants, dated a date within two business days before the date on which the Registration Statement shall become effective and addressed to Parent and the Company, in form and substance reasonably satisfactory and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

         (b) Parent shall use its reasonable best efforts to cause to be delivered to the Company a "comfort" letter of Parent's Accountants dated a date within two business days before the date on which the Registration Statement shall become effective and addressed to Parent and the Company, in form and substance reasonably satisfactory and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

                  5.13  Indemnification; Directors and Officer Insurance.

         (a) All rights to indemnification, advancement of Litigation expenses and limitation of personal liability existing in favor of the directors and officers of the Company and its Subsidiaries under the provisions existing on the date hereof in their respective certificates of incorporation, bylaws or similar organizational documents, as well as related director indemnification agreements in accordance with their terms in existence on the date hereof, shall, with respect to any matter existing or occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement), survive the Effective Time for a period of not less than six years.

         (b) Parent shall cause to be maintained for a period of six years from the Effective Time the Company's current directors and officers insurance policy (the "Company's D&O Insurance") to the extent that it provides coverage for events occurring prior to the Effective Time for all Persons who are directors and officers of the Company on the date of this Agreement, so long as the annual premium therefor would not be in excess of 150% of the last annual premium paid prior to the date of this Agreement (such amount, the "Maximum Premium"). Upon request by Parent, the Company shall use its reasonable best efforts to extend coverage under the Company's D&O Insurance by obtaining a three-year "tail" policy (provided, that the lump sum payment to purchase such coverage does not exceed three times the Maximum Premium) and such "tail" policy shall satisfy Parent's obligations under this Section 5.13(b). Parent's obligations under this
Section 5.13(b) shall also be satisfied if Parent's directors and officers insurance provides (or is amended to provide) substantially similar coverage for events occurring prior to the Effective Time for Persons who are directors and officers of the Company on the date of this Agreement. If the Company's existing directors and officers insurance expires, is terminated or canceled during such three-year period or a "tail" policy cannot be purchased on the terms set forth above and Parent cannot or determines not to satisfy its obligations under this
Section 5.13(b) pursuant to the preceding sentence, Parent shall use its reasonable best efforts to cause to be obtained as much directors and officers insurance as can be obtained for the remainder of such period for an annualized premium not in excess of the Maximum Premium, on terms and conditions no less advantageous than the Company's D&O Insurance. The Company represents to Parent that the last annual premium paid prior to the date of this Agreement is not greater than $500,000.

         (c) The provisions of this Section 5.13 are intended to be for the benefit of, and shall be enforceable by, each Person entitled to indemnification hereunder and the heirs and representatives of such Person.

                  5.14 Stockholders Agreement. The Company shall use its reasonable best efforts, on behalf of Parent and pursuant to the request of Parent, to cause each Stockholder of the Company named on the signature pages to the Stockholders Agreement to execute and deliver to Parent, concurrently with the execution of this Agreement, and to comply with, the Stockholders Agreement. The Company acknowledges and agrees to be bound by and comply with the provisions of Section 3.1(a) and (b) of the Stockholders Agreement as if a party thereto with respect to transfers of record of ownership of shares of the Company Common Stock, and agrees to notify the transfer agent for any Company Common Stock and provide such documentation and do such other things as may be necessary to effectuate the provisions of such Stockholders Agreement.

                  5.15 Option Agreement. Contemporaneously with the execution and delivery of this Agreement, the Company shall deliver to Parent an executed version of the Option Agreement. The Company agrees to fully perform to the fullest extent permitted under applicable Law its obligations under the Option Agreement.

                  5.16 Release Agreements. The Company shall use its reasonable best efforts, on behalf of Parent and pursuant to the request of Parent, to cause each of the Persons identified in Section 5.16 of the Parent Disclosure Schedule to execute and deliver to Parent, and to comply with, a release agreement in the form of Exhibit D attached hereto (the "Release Agreements") prior to the Effective Time, providing for, among other things, release of the Company, Parent and the Surviving Corporation and their respective Affiliates from any and all claims, known and unknown, that such Person has or may have against such Persons through the Effective Time.

                  5.17    Optionholder  Letters.   The  Company  shall  use  its
reasonable best efforts to cause each of the Persons identified in Section 5.17 of the Parent Disclosure Schedule to execute and deliver a written acknowledgment, in form and substance satisfactory to Parent, acknowledging that the options to purchase Company Common Stock issued to such Person were issued at the times and in the amounts set forth below such Persons name in such
Section 5.17, notwithstanding anything contained in the option agreements relating to such options or contained in the Company's or such Person's records.


                                   ARTICLE VI

                              CONDITIONS OF MERGER

                  6.1 Conditions to Obligation of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

         (a) Effectiveness of the Registration Statement. The Registration Statement shall have been declared effective; no stop order suspending the effectiveness of the Registration Statement or the use of the Proxy Statement shall have been issued by the SEC, and no proceedings for that purpose shall have been initiated or, to the Knowledge of Parent or the Company, threatened by the SEC.

         (b) Stockholder Approval. This Agreement and the Merger shall have been approved and adopted by the requisite vote of the Stockholders of the Company in accordance with the DGCL and the Certificate of Incorporation and Bylaws of the Company;

         (c) New York Stock Exchange Listing. The shares of Parent Common Stock issuable to the Stockholders of the Company pursuant to this Agreement shall have been approved for listing on the NYSE subject to official notice of issuance.

         (d) HSR Act and Foreign Competition Laws. All applicable waiting periods or approvals under the HSR Act and Foreign Competition Laws shall have expired or been terminated or received.

         (e) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other Order (whether temporary, preliminary or permanent) issued by any Court of competent jurisdiction or other legal restraint or prohibition shall be in effect which prevents the consummation of the Merger on substantially the same terms and conferring on Parent substantially all the rights and benefits as contemplated herein, nor shall any proceeding brought by any Governmental Authority, domestic or foreign, seeking any of the foregoing be pending, and there shall not be any action taken, or any Law or Order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger on substantially the same terms and conferring on Parent substantially all the rights and benefits as contemplated herein illegal.

         (f) Tax Opinions. Parent and the Company shall have received written opinions of, respectively, Simpson Thacher & Bartlett and Mayer, Brown & Platt, in form and substance reasonably satisfactory to them to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code. The issuance of each of such opinions shall be conditioned on the receipt by such tax counsel of representation letters from each of Parent, Merger Sub and the Company. The specific provisions of each such representation letter shall be in form and substance reasonably satisfactory to such tax counsel, and each such representation letter shall be dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect.

                  6.2 Additional Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are also subject to the following conditions:

         (a) Representations and Warranties. (i) The representations and warranties of the Company contained in this Agreement and the Related Agreements, other than the representations and warranties of the Company set forth in Section 2.3(a), shall be true and correct on and as of the Effective Time, with the same force and effect as if made on and as of the Effective Time (other than representations and warranties which address matters only as of a particular date, in which case such representations and warranties shall be true and correct, on and as of such particular date), except for any failure of such representations and warranties to be true and correct which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (ii) the representations and warranties of the Company as set forth in Section 2.3(a) shall be true and correct in all material respects on the date of this Agreement and shall be true and correct in all material respects on and as of the Effective Time, with the same force and effect as if made on and as of the Effective Time (other than representations and warranties which address matters only as of a particular date, in which case such representations and warranties shall be true and correct, on and as of such particular date); provided, however, for purposes of this Section 6.2(a), the representations and warranties of the Company shall be construed as if they did not contain any qualification that refers to a Material Adverse Effect or materiality; and Parent and Merger Sub shall have received a certificate to such effect signed by the Chief Executive Officer and Chief Financial Officer of the Company.

         (b) Agreements and Covenants. The Company shall have performed or complied with all agreements and covenants required by this Agreement and the Related Agreements to be performed or complied with by it on or prior to the Effective Time, except for any failure to perform or comply with such agreements and covenants which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and Parent and Merger Sub shall have received a certificate to such effect signed by the Chief Executive Officer and Chief Financial Officer of the Company.

         (c) Third Party Consents. Parent shall have received evidence, in form and substance reasonably satisfactory to it, that those Approvals of Governmental Authorities and other third parties set forth in Section 2.6(a) or
(b) of the Company  Disclosure  Schedule (or not described in Section  2.6(a) or
(b) of the Company Disclosure Schedule but required to be so described) have been obtained, except where failure to have been so obtained, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         (d) Letter from Parent's Accountants; Pooling of Interests. Parent shall have received a letter from Parent's Accountants in form and substance reasonably satisfactory to Parent, dated the Closing Date, concurring with management's conclusions that the transactions contemplated by this Agreement, including the Merger, will qualify as a "pooling of interests" business combination in accordance with GAAP and the criteria of Accounting Principles Board Opinion No. 16 and the Regulations of the SEC.

         (e) Company Affiliate Pooling Agreements. Each of the Persons identified in Section 2.24(d) of the Company Disclosure Schedule shall have executed and delivered Company Affiliate Pooling Agreement with Parent which shall be in full force and effect.

         (f) Related Agreements. Each of the Stockholders Agreement, the Option Agreement and Releases with each of the Persons identified in Section 2.24(d) of the Company Disclosure Schedule and Section 6.2(g) of the Parent Disclosure Schedule (collectively, the "Related Agreements") shall be in full force and effect as of the Effective Time and become effective in accordance with the respective terms thereof and the actions required to be taken thereunder by the parties thereto prior to the Effective Time shall have been taken, and each Person who or which is required or contemplated by the parties hereto to be a party to any Related Agreement who or which did not theretofore enter into such Related Agreement shall execute and deliver such Related Agreement, except actions required under the Stockholders Agreement or the Release Agreements which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on or materially impede the ability of the parties to consummate the Merger as contemplated herein.

         (g) Employment Agreements. The employment agreements or employment offer letters, dated as of the date hereof (i) between the Company and each of the individuals identified in Section 6.2(g)(i) of the Parent Disclosure Schedule, (ii) between the Company and at least two of the three individuals identified in Section 6.2(g)(ii) of the Parent Disclosure Schedule and (iii) between the Company and at least one of the three individuals identified in
Section 6.2(g)(iii) of the Parent Disclosure Schedule shall be in full force and effect and shall not have been anticipatorially breached or repudiated by the individuals party thereto.

                  6.3 Additional Conditions to Obligations of the Company. The obligation of the Company to effect the Merger is also subject to the following conditions:

         (a) Representations and Warranties. The representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct on and as of the Effective Time (other than representations and warranties which address matters only as of a particular date, in which case such representations and warranties shall be true and correct on and as of such particular date), except for any failure of such representations and warranties to be true and correct which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent or Merger Sub to consummate the Merger; provided, however, for purposes of this Section 6.3(a), the representations and warranties of Parent and Merger Sub shall be construed as if they did not contain any qualification that refers to a Material Adverse Effect or materiality; and the Company shall have received a certificate to such effect signed by the Chief Financial Officer of Parent.

         (b) Agreements and Covenants. Parent and Merger Sub shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time, except for any failure to perform or comply with such agreements and covenants which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent or Merger Sub to consummate the Merger, and the Company shall have received a certificate to such effect signed by the Chief Financial Officer of Parent.


                                   ARTICLE VII

                        TERMINATION, AMENDMENT AND WAIVER

                  7.1 Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time, notwithstanding approval thereof by the Stockholders of the Company:

         (a) By mutual written consent duly authorized by the Boards of Directors of Parent and the Company;

         (b) By either Parent or the Company if the Merger shall not have been consummated on or before June 30, 2000; provided, however, that if the Merger shall not have been consummated solely due to the waiting period (or any extension thereof) or approvals under the HSR Act or any Foreign Competition Laws not having expired or been terminated or received, then such date shall be extended to September 30, 2000; and provided, further, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose willful failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Merger to have been consummated on or before such date;

         (c) By either Parent or the Company, if a Court or Governmental Authority shall have issued an Order or taken any other action, in each case which has become final and non-appealable and which restrains, enjoins or otherwise prohibits the Merger;

         (d) By either Parent or the Company, if, at the Company Stockholders' Meeting (including any adjournment or postponement thereof), the requisite vote of the Stockholders of the Company to approve and adopt this Agreement and to consummate the Merger shall not have been obtained;

         (e) By Parent, if the Board of Directors of the Company or any committee thereof shall have (i) approved or recommended, or proposed to approve or recommend, any Acquisition Proposal other than the Merger, (ii) failed to present and recommend the approval and adoption of this Agreement and the Merger to the Stockholders of the Company, or withdrawn or modified, or proposed to withdraw or modify, in a manner adverse to Parent or Merger Sub, its recommendation or approval of the Merger, this Agreement or the transactions contemplated hereby, (iii) failed to mail the Proxy Statement to the Stockholders of the Company when the Proxy Statement was available for mailing or failed to include therein such approval and recommendation (including the recommendation that the Stockholders of the Company vote in favor of the adoption of the Merger Agreement), (iv) upon a request by Parent to publicly reaffirm the approval and recommendation of the Merger, this Agreement and the transactions contemplated hereby, failed to do so within two Business Days after such request is made, (v) entered, or caused the Company or any Material Subsidiary to enter, into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, (vi) taken any other action prohibited by Section 4.2, (vii) materially breached the Option Agreement or (viii) resolved or announced its intention to do any of the foregoing;

         (f) By Parent, if any Person (other than Parent or an Affiliate of Parent) acquires beneficial ownership of or the right to acquire 20% or more of the outstanding shares of capital stock or other equity interests of the Company or any Material Subsidiary;

         (g) By Parent, if neither Parent nor Merger Sub is in material breach of its obligations under this Agreement, and if (i) at any time that any of the representations and warranties of the Company herein become untrue or inaccurate such that Section 6.2(a) would not be satisfied (treating such time as if it were the Effective Time for purposes of this Section 7.1(g)) or (ii) there has been a breach on the part of the Company of any of its covenants or agreements contained in this Agreement such that Section 6.2(b) would not be satisfied
(treating such time as if it were the Effective Time for purposes of this Section 7.1(g)), and, in both case (i) and case (ii), such breach (if curable) has not been cured within 30 days after notice to the Company;

         (h) By the Company, if it is not in material breach of its obligations under this Agreement, and if (i) at any time that any of the representations and warranties of Parent or Merger Sub herein become untrue or inaccurate such that
Section 6.3(a) would not be satisfied (treating such time as if it were the Effective Time for purposes of this Section 7.1(h)) or (ii) there has been a breach on the part of Parent or Merger Sub of any of their respective covenants or agreements contained in this Agreement such that Section 6.3(b) would not be satisfied (treating such time as if it were the Effective Time for purposes of this Section 7.1(g)), and such breach (if curable) has not been cured within 30 days after notice to Parent; or

         (i) By Parent, if any of the Stockholders of the Company that is a party to the Stockholders Agreement shall have breached or failed to perform in any material respect any representation, warranty, covenant or agreement contained therein, that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on or materially impede the ability of the parties to consummate the Merger as contemplated herein.

                  7.2  Effect of Termination. Except as provided in this Section
7.2, in the event of the termination of this Agreement pursuant to Section 7.1, this Agreement (other than this Section 7.2 and Sections 2.25, 5.3(b), 5.10, 7.3 and Article VIII, which shall survive such termination) will forthwith become void, and there will be no liability on the part of Parent, Merger Sub or the Company or any of their respective officers or directors to the other and all rights and obligations of any party hereto will cease, except that nothing herein will relieve any party from liability for any breach, prior to termination of this Agreement in accordance with its terms, of any representation, warranty, covenant or agreement contained in this Agreement.

                  7.3      Fees and Expenses.

         (a) Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided, however, that Parent and the Company shall share equally all fees and expenses, other than attorneys' fees, incurred in relation to the printing and filing of the Proxy Statement (including any preliminary materials related thereto), the Registration Statement (including financial statements and exhibits) and any amendments or supplements thereto and all filing fees payable in connection with filings made under the HSR Act or Foreign Competition Laws.

         (b) In the event that  Parent  terminates  this  Agreement  pursuant to
Section 7.1(d), Section 7.1(e), Section 7.1(f), 7.1(i) or 7.1(g) (due to a willful breach of any covenant or agreement contained herein by the Company), then the Company shall pay to Parent, simultaneously with such termination of this Agreement, a fee in cash equal to $34,600,000 (the "Termination Fee") plus the amount of Parent Stipulated Expenses (as defined below), which Termination Fee and Parent Stipulated Expenses shall be payable by wire transfer of immediately available funds to an account specified by Parent.

         (c) If this Agreement is terminated pursuant to Section 7.1(g), then the Company shall reimburse Parent for all Parent Stipulated Expenses not later than two Business Days after the date of such termination. As used in this Agreement, the term "Parent Stipulated Expenses" shall mean those fees and expenses actually incurred by Parent in connection with this Agreement, the Related Agreements and the transactions contemplated hereby and thereby, including fees and expenses of counsel, investment bankers, accountants, experts, consultants and other Parent Representatives; provided that such amount shall not exceed $2.5 million.

         (d) If this Agreement is terminated pursuant to Section 7.1(h), then Parent shall reimburse the Company for all Company Stipulated Expenses not later than two Business Days after the date of such termination. As used in this Agreement, the term "Company Stipulated Expenses" shall mean those fees and expenses actually incurred by the Company in connection with this Agreement, the Related Agreements and the transactions contemplated hereby and thereby, including fees and expenses of counsel, investment bankers, accountants, experts, consultants and other Company Representatives; provided that such amount shall not exceed $2.5 million.

         (e) Nothing in this Section 7.3 shall be deemed to be exclusive of any other rights or remedies any party may have hereunder or under any Related Agreement or at law or in equity for any breach of this Agreement or any of the Related Agreements.

                  7.4 Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, that, after approval of the Merger by the Stockholders of the Company, no amendment may be made which would reduce the amount or change the type of consideration into which each share of Company Common Stock shall be converted upon consummation of the Merger. This Agreement may not be amended except by an instrument in writing signed by all of the parties hereto.

                  7.5 Waiver. At any time prior to the Effective Time, any party hereto may extend the time for the performance of any of the obligations or other acts required hereunder, waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.


                                  ARTICLE VIII

                               GENERAL PROVISIONS

                  8.1 Survival of Representations and Warranties. The representations, warranties and agreements of each party hereto will remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any Person controlling any such party or any of their officers, directors, representatives or agents whether prior to or after the execution of this Agreement. The representations and warranties in this Agreement will terminate at the Effective Time.

                  8.2 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by electronic mail, with a copy thereof to be delivered or sent as provided above or by facsimile or telecopier, as follows:

     (a)      If to Parent or Merger Sub:

         America Online, Inc.
         22000 AOL Way
         Dulles, Virginia 20166
         Facsimile: (703) 265-1202
         E-Mail: DavidColburn@AOL.com
         Attention: David Colburn, President-Business Affairs

         With copies to:

         America Online, Inc.
         22000 AOL Way
         Dulles, Virginia 20166
         Facsimile: (703) 265-1493
         E-Mail: Ptcapp@AOL.com
         Attention: Paul T. Cappuccio, General Counsel; and

         Simpson Thacher & Bartlett
         425 Lexington Avenue
         New York, New York 10017
         Facsimile: (212) 455-2502
         E-Mail: p_ruegger@stblaw.com
         Attention:  Philip T. Ruegger III, Esq.

(b)      If to the Company:

         MapQuest.com, Inc.
         3710 Hempland Road
         Mountville, Pennsylvania  17554
         Facsimile:  (717) 285-8577
         E-Mail:  Mmulligan@Mapquest.com
         Attention:  Michael J. Mulligan, Chairman
                           and Chief Executive Officer

         With copies to:

         Mayer, Brown & Platt
         1675 Broadway
         New York, New York 10019
         Facsimile:  (212) 849-5515
         E-Mail:  JCarlson@Mayerbrown.com
         Attention:  James B. Carlson, Esq.

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All such notices or communications shall be deemed to be received (i) in the case of personal delivery, nationally recognized overnight courier or registered or certified mail, on the date of such delivery and (ii) in the case of facsimile or telecopier or electronic mail, upon confirmed receipt.

                  8.3 Disclosure Schedules. The Company Disclosure Schedule and the Parent Disclosure Schedule each shall be divided into sections corresponding to the sections and subsections of this Agreement. Disclosure of any fact or item in any section of a party's Disclosure Schedule (unless expressly referenced with specificity therein) shall not, should the existence of the fact or item or its contents be relevant to any other section of the Disclosure Schedule, be deemed to be disclosed with respect to such other section.

                  8.4 Certain Definitions. For purposes of this Agreement, the term:

         (a) "Affiliate" means any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person, including, with respect to the Company, any corporation, partnership, limited liability company or joint venture in which the Company (either alone, or through or together with any other Subsidiary) has, directly or indirectly, an interest of 10% or more.

         (b) "Balance Sheet" means the balance sheet of the Company contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.

         (c) "beneficial owner" (including the terms "beneficial ownership" and "to beneficially own") with respect to a Person's ownership of any securities means such Person or any of such Person's Affiliates or associates (as defined in Rule 12b-2 under the Exchange Act) is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 under the Exchange Act.

         (d) "Business Day" means any day other than a Saturday, Sunday or day on which banks are permitted to close in the State of New York.

         (e) "Company Disclosure Schedule" means a schedule of even date herewith delivered by the Company to Parent concurrently with the execution of this Agreement, which, among other things, will identify exceptions and other matters with respect to the representations, warranties and covenants of the Company contained in certain specific sections and subsections.

         (f) "Contract" means any contract, plan, undertaking, understanding, agreement, license, lease, note, mortgage or other binding commitment, whether written or oral.

         (g) "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, as trustee or executor, by Contract or credit arrangement or otherwise.

         (h)  "Court"  means any court or  arbitration  tribunal  of the  United
States,  any  domestic  state,  or  any  foreign  country,   and  any  political
subdivision or agency thereof.

         (i) "Exchange Agent" means any bank or trust company organized under the Laws of the United States or any of the states thereof and having a net worth in excess of $100 million designated and appointed to act as the exchange agent in the Merger.

         (j) "Foreign Competition Laws" means any foreign statutes, rules, Regulations, Orders, administrative and judicial directives, and other foreign Laws, that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade.

         (k) "Governmental Authority" means any governmental agency or authority of the United States, any domestic state, or any foreign country, and any political subdivision or agency thereof, and includes any authority having governmental or quasi-governmental powers, including any administrative agency or commission.

         (l) "Intellectual Property" means all United States and foreign intellectual property, including all worldwide trademarks, service marks, trade names, URLs and Internet domain names, designs, slogans, logos, trade dress, together with all goodwill related to the foregoing; patents, copyrights, Software, technology, trade secrets and other confidential information, customer lists, know-how, processes, formulae, algorithms, models, user interfaces, inventions, advertising and promotional materials, and all registrations, applications, recordings, renewals, continuations, continuations-in-part, divisions, reissues, reexaminations, foreign counterparts, and other legal protections and rights related to the foregoing.

         (m) "Knowledge" means (i) in the case an individual, knowledge of a particular fact or other matter if (A) such individual is actually aware of such fact or other matter, or (B) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonable investigation concerning the existence of such fact or other matter, and (ii) in the case of an entity (other than an individual) such entity will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge (as contemplated by clause (a) of this Section 8.4(m)) of such fact or other matter.

         (n) "Law" means all laws, statutes, ordinances and Regulations of any Governmental Agency including all decisions of Courts having the effect of law in each such jurisdiction.

         (o) "Lien" means any mortgage, pledge, security interest, attachment, encumbrance, lien (statutory or otherwise), license, claim, option, conditional sale agreement, right of first refusal, first offer, termination, participation or purchase or charge of any kind (including any agreement to give any of the foregoing); provided, however, that the term "Lien" shall not include (i) statutory liens for Taxes, which are not yet due and payable or are being contested in good faith by appropriate proceedings, (ii) statutory or common law liens to secure landlords, lessors or renters under leases or rental agreements confined to the premises rented, (iii) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pension or other social security programs mandated under applicable Laws, (iv) statutory or common law liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies and other like liens, and (v) restrictions on transfer of securities imposed by applicable state and federal securities Laws.

         (p) "Litigation" means any claim, suit, action, arbitration, cause of action, claim, complaint, criminal prosecution, investigation, demand letter, or proceeding, whether at law or at equity, before or by any Court or Governmental Authority, any arbitrator or other tribunal.

         (q) "Material Adverse Effect" means any fact, event, change, development, circumstance or effect (i) that, when such term is used in relation to the Company, (A) is materially adverse to the business, condition (financial or otherwise), results of operations, assets, liabilities, properties or prospects of the Company and its Subsidiaries, taken as a whole, or (B) would materially impair or delay the ability of the Company to perform its obligations hereunder or under the Option Agreement, including the consummation of the Merger, or (ii) that, when such term is used in relation to Parent or Merger Sub, (A) is materially adverse to the business, condition (financial or otherwise), results of operations, assets, liabilities, properties or prospects of Parent and its Subsidiaries, taken as a whole, or (B) would materially impair or delay the ability of the Parent or Merger Sub to perform its obligations hereunder, including the consummation of the Merger.

         (r) "Order"  means any judgment,  order,  writ,  injunction,  ruling or
decree  of,  or  any  settlement   under  the  jurisdiction  of,  any  Court  or
Governmental Authority.

         (s)   "Person"   means   an   individual,   corporation,   partnership,
association, trust, unincorporated organization, limited liability company, other entity or group (as defined in Section 13(d)(3) of the Exchange Act).

         (t) "Regulation" means any rule or regulation of any Governmental Authority having the effect of Law.

         (u) "Software" means any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable, on paper or otherwise, (iii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, (iv) the technology supporting, and the contents and audiovisual displays of any Internet site(s) operated by or on behalf of Company or any of its Subsidiaries, and (v) all documentation and other works of authorship, including user manuals and training materials, relating to any of the foregoing.

         (v) "Subsidiary" or "Subsidiaries" of the Company, the Surviving Corporation, Parent or any other Person means any corporation, partnership, joint venture, limited liability company or other legal entity of which the Company, the Surviving Corporation, Parent or such other Person, as the case may be, owns, directly or indirectly, greater than 50% of the stock or other equity interests the holder of which is generally entitled to vote as a general partner or for the election of the board of directors or other governing body of a corporation, partnership, joint venture, limited liability company or other legal entity.

                  8.5 Interpretation. When a reference is made in this Agreement to Sections, subsections, Schedules or Exhibits, such reference shall be to a Section, subsection, Schedule or Exhibit to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The word "herein" and similar references mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article. The table of contents and the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  8.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                  8.7 Entire Agreement. This Agreement and the Related Agreements (including all exhibits and schedules hereto and thereto) and other documents and instruments delivered in connection herewith constitute the entire agreement and supersedes all prior agreements and undertakings (other than the Confidentiality Agreement), both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

                  8.8 Assignment. This Agreement shall not be assigned by operation of Law or otherwise, except that Parent and Merger Sub may assign all or any of their rights hereunder to any Affiliate, provided, that no such assignment shall relieve the assigning party of its obligations hereunder.

                  8.9 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, except as set forth in Section 5.13, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  8.10 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

                  8.11 Governing Law; Enforcement. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the Law of the State of New York. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or any Related Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or any Related Agreement and to enforce specifically the terms and provisions of this Agreement or any Related Agreement in the Federal District Court for the Southern District of New York, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto, (a) consents to submit itself to the personal jurisdiction of the Federal District Court for the Southern District of New York in the event any dispute arises out of this Agreement or any Related Agreement or any transaction contemplated hereby or thereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any Related Agreement or any transaction contemplated hereby or thereby in the Federal District Court for the Southern District of New York and (d) waives any right to trial by jury with respect to any action related to or arising out of this Agreement or Related Agreement or any transaction contemplated hereby or thereby.

                  8.12 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                              AMERICA ONLINE, INC.


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              MQ ACQUISITION, INC.



                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              MAPQUEST.COM, INC.



                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                                                       Exhibit A
                                                 to Agreement and Plan of Merger



     STOCKHOLDERS AGREEMENT, dated as of December 21, 1999 (this "Agreement"), among AMERICA ONLINE, INC., a Delaware corporation ("Parent"), MQ ACQUISITION, INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and the several stockholders of MAPQUEST.COM, INC., a Delaware corporation (the "Company"), that are parties hereto (each, a "Stockholder" and, collectively, the "Stockholders").

     WHEREAS, Parent, Merger Sub and the Company are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement;" capitalized terms used without definition herein having the meanings assigned to them in the Merger Agreement), pursuant to which Merger Sub will merge with and into the Company (the "Merger");

     WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of shares of Company Common Stock set forth on the signature page hereof beneath such Stockholder's name (with respect to each Stockholder, such Stockholder's "Existing Shares" and, together with any shares of Company Common Stock acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Stockholder's "Shares") and the record and beneficial owner of options or warrants to purchase the number of shares of Company Common Stock set forth on the signature page hereof beneath such Stockholder's name;

     WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent and Merger Sub have required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement;

     WHEREAS, among other things, the Stockholders, Parent and Merger Sub desire to set forth their agreement with respect to the voting of the Shares in connection with the Merger, upon the terms and subject to the conditions set forth herein.

     NOW,   THEREFORE,   in  consideration  of  the  foregoing  and  the  mutual
representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                     VOTING

                  1.1 Agreement to Vote. Each Stockholder hereby agrees, severally and not jointly, that it shall, and shall cause the holder of record on any applicable record date to, from time to time, at the request of Parent, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of the Company, however called, or in connection with any written consent of the holders of Company Common Stock, (a) if a meeting is held, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum, and (b) vote or consent (or cause to be voted or consented), in person or by proxy, all Shares, and any other voting securities of the Company (whether acquired heretofore or hereafter) that are beneficially owned or held of record by such Stockholder or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting, in favor of the approval and adoption of the Merger Agreement, the Merger and any action required in furtherance thereof.

                  1.2 Grant of Proxy. In furtherance and not in limitation of the foregoing, each Stockholder hereby grants to, and appoints, Parent and each of J. Michael Kelly and Paul T. Cappuccio in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to any such officer of Parent, and any other designee of Parent, each of them individually, its irrevocable proxy and attorney-in-fact (with full power of substitution and resubstitution) to vote the Shares as indicated in this Article I. Each Stockholder intends this proxy to be irrevocable and coupled with an interest and will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy. Each Stockholder hereby revokes any and all previous proxies with respect to such Stockholder's Shares or any other voting securities of the Company that relate to the approval of the Merger Agreement.

                  1.3 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholders, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholders in the voting of any of the Shares, except as otherwise provided herein, or in the performance of the Stockholders' duties or responsibilities as stockholders of the Company.

                  1.4 Evaluation of Investment. Each Stockholder, by reason of its knowledge and experience in financial and business matters, believes itself capable of evaluating the merits and risks of the investment in shares of Parent Common Stock contemplated by the Merger Agreement.

                  1.5 Documents Delivered. Each Stockholder acknowledges receipt of copies of the following documents: (a) the Merger Agreement and all exhibits and schedules thereto, (b) the Option Agreement, (c) the Distribution Agreement, dated as of the date hereof, between Parent and the Company, (d) Parent's Annual Report on Form 10-K for the fiscal year ended June 30, 1999, (e) Parent's Proxy Statement dated September 22, 1999, and (f) each report filed with the SEC by Parent on Forms 8-K and 10-Q since June 30, 1999. Each Stockholder also acknowledges that such Stockholder possesses all the information relating to the Company which such Stockholder deems relevant or material to such Stockholder's investment in Parent Common Stock should the Merger be consummated and its entering into this Agreement.

                  1.6 No Inconsistent Agreements. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, the Stockholder (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Shares, in either case, which is inconsistent with such Stockholder's obligations pursuant to this Agreement.


                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

                  Each Stockholder hereby, severally and not jointly, represents and warrants to Parent and Merger Sub as follows:

                  2.1 Authorization; Validity of Agreement; Necessary Action. Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This
Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent and Merger Sub, constitutes a valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms.

                  2.2 Consents and Approvals; No Violations. Except for filings required under applicable federal and state securities laws and regulations and the HSR Act, none of the execution, delivery or performance of this Agreement by such Stockholder nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the provisions hereof will (i) require any filing with, or Approval of, any Governmental Authority, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement or other instrument or obligation to which such Stockholder is a party or by which it or any of its properties or assets may be bound or (iii) violate any Order or Law applicable to it or any of its properties or assets.

                  2.3 Shares. Such Stockholder's Existing Shares are, and all of its Shares on the Closing Date will be, owned beneficially and of record by such Stockholder. As of the date hereof, such Stockholder's Existing Shares constitute all of the shares of Company Common Stock owned of record or beneficially by such Stockholder. All of such Stockholder's Existing Shares are issued and outstanding, and, except as set forth on the signature pages hereto, such Stockholder does not own, of record or beneficially, any warrants, options or other rights to acquire any shares of Company Common Stock or any other capital stock of the Company. Such Stockholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Existing Shares and will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Shares on the Closing Date, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Such Stockholder has good and marketable title to its Existing Shares and at all times during the term hereof and on the Closing Date will have good and marketable title to its Shares, free and clear of all Liens, and, upon delivery thereof to Merger Sub against delivery of the consideration therefor pursuant to the Merger Agreement, good and marketable title thereto, free and clear of all Liens (other than any arising as a result of actions taken or omitted by Merger Sub), will pass to Merger Sub.

                  2.4 No Finder's Fees. Except as previously disclosed to Parent in writing, no broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby or the Merger based upon arrangements made by or on behalf of such Stockholder.

               2.5 No Group. Each Stockholder is acting individually and not as part of a "group" as defined in the Exchange Act.


                                   ARTICLE III

                                 OTHER COVENANTS

                  3.1      Further Agreements of Stockholders.

                  (a) Each Stockholder, severally and not jointly, hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to sell, transfer, pledge, encumber, assign or otherwise dispose of, enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Existing Shares, any Shares acquired after the date hereof, any securities exercisable for or convertible into Company Common Stock or any interest in any of the foregoing, except for sales completed earlier than 30 days prior to the Effective Time.

                  (b) Each Stockholder shall not request that the Company or its transfer agent register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Shares, and hereby consents to the entry of stop transfer instructions by the Company of any transfer of such Stockholder's Shares, unless such transfer is made in compliance with this Agreement.

                  (c) In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged. Each Stockholder shall be entitled to receive any cash dividend paid by the Company during the term of this Agreement until the Shares are canceled in the Merger or purchased hereunder.

                  (d) Each Stockholder shall not, nor shall it authorize or permit any Affiliate, director, officer, employee, or any investment banker, attorney or other advisor, agent or representative of, such Stockholder (collectively, the "Representatives") to, directly or indirectly, (i) solicit, facilitate, initiate or encourage, or take any action to solicit, facilitate, initiate or encourage, any inquiries or communications or the making of any proposal or offer that constitutes or may constitute an Acquisition Proposal, or
(ii) participate or engage in any discussions or negotiations with, or provide any information to, or take any action with the intent to facilitate the efforts of, any Person concerning any possible Acquisition Proposal or any inquiry or communication which might be reasonably be expected to result in an Acquisition Proposal. From and after the date hereof, each Stockholder shall immediately cease and terminate, and shall cause its Representatives to immediately cease and cause to be terminated, all existing discussion or negotiations with any Persons conducted heretofore with respect to, or that could reasonably be expected to lead to, an Acquisition Proposal.

                  (e) Each Stockholder covenants and agrees with the other Stockholders and for the benefit of the Company (which shall be a third party beneficiary of this Section 3.1(e)) to comply with and perform all its obligations under this Agreement.

                  (f) From and after the Effective Time, each of the Stockholders waives, agrees not to enforce and releases the Company from any obligation if the Company or its Affiliates (including Parent) under Sections
5.1 through 5.12 of the Amended and Restated Rights Agreement dated as of July 17, 1997, among the Company and the Stockholders and certain other parties.

                  (g) Each Stockholder which holds any option to purchase Company Common Stock hereby consents to the treatment of such option as set forth in Section 1.8 and 5.5 of the Merger Agreement.

                  3.2 Further Agreements of Parent. Parent hereby agrees to use reasonable best efforts to cause the shares of Company Common Stock delivered to the Stockholders pursuant to the Merger Agreement to be registered under the Securities Act in connection with such delivery.

                                   ARTICLE IV

                                  MISCELLANEOUS

                  4.1 Termination. This Agreement shall terminate and no party shall have any rights or duties hereunder upon the earlier of (a) the Effective Time or (b) termination of the Merger Agreement pursuant to Section 7.1 thereof. Nothing in this Section 4.1 shall relieve or otherwise limit any party of liability for breach of this Agreement.

                  4.2      Several Obligations; Capacity.

                  (a) The representations, warranties, covenants, agreements and conditions of this Agreement applicable to the Stockholders are several and not joint.

                  (b) The obligations of the Stockholders hereunder are several and not joint and the covenants and agreements of the Stockholders herein are made only in their capacity as stockholders of the Company and not as directors.

                  4.3 Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

                  4.4 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by electronic mail, with a copy thereof to be delivered or sent as provided above or by facsimile or telecopier, as follows:

         (a)  If to Parent or Merger Sub:
                  America Online, Inc.
                  22000 AOL Way
                  Dulles, Virginia 20166
                  Facsimile: (703) 265-1202
                  E-Mail: DavidColburn@AOL.com
                  Attention: David Colburn, President - Business Affairs

                  With copies to:

                  America Online, Inc.
                  22000 AOL Way
                  Dulles, Virginia 20166
                  Facsimile: (703) 265-1495
                  E-Mail: Ptcapp@AOL.com
                  Attention: Paul T. Cappuccio, General Counsel; and

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, New York 10017
                  Facsimile: (212) 455-2502
                  E-Mail: p_ruegger@stblaw.com
                  Attention:  Philip T. Ruegger III, Esq.



         (b) If to any of the Stockholders, to it at the address set forth under its name on the signature pages hereto or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All such notices or communications shall be deemed to be received (i) in the case of personal delivery, nationally recognized overnight courier or registered or certified mail, on the date of such delivery and (ii) in the case of facsimile or telecopier or electronic mail, upon confirmed receipt.

                  4.5 Interpretation. When a reference is made in this Agreement to Sections, subsections, Schedules or Exhibits, such reference shall be to a Section, subsection, Schedule or Exhibit to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The word "herein" and similar references mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article. The table of contents and the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  4.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                  4.7 Entire Agreement; No Third Party Beneficiaries. This Agreement, the Merger Agreement and the other Related Agreements constitute the entire agreement and supersedes all prior agreements and understandings (other than the Confidentiality Agreement), both written and oral, among the parties with respect to the subject matter hereof and thereof, and is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

                  4.8 Amendments; Assignment. This Agreement may not be amended except by written agreement by all the parties. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by any of the parties without the prior written consent of the other parties, and any purported assignment without such consent shall be void; provided that Parent may assign its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent without such consent.

                  4.9 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

                  4.10 Governing Law; Enforcement. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the Law of the State of New York. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Federal District Court for the Southern District of New York, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto, (a) consents to submit itself to the personal jurisdiction of the Federal District Court for the Southern District of New York in the event any dispute arises out of this Agreement or any transaction contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court,
(c) agrees that it will not bring any action relating to this

Agreement or any transaction contemplated hereby in any court other than the Federal District Court for the Southern District of New York and (d) waives any right to trial by jury with respect to any action related to or arising out of this Agreement or any transaction contemplated hereby.

                  4.11 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, Parent, Merger Sub and each of the Stockholders have caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

                         AMERICA ONLINE, INC.


                         By:
                            ----------------------------------------------
                              Name: David M.Colburn
                              Title: President - Business Affairs


                              MQ ACQUISITION, INC.


                         By:
                            ----------------------------------------------
                              Name:  David M. Colburn
                              Title:    Senior Vice President

                         TRIDENT CAPITAL PARTNERS FUND-1, L.P.

                         By:   Trident Capital, L.P.
                               its General Partner

                         By:   Trident Capital, Inc.
                               its General Partner

                         By:
                            ----------------------------------------------
                               Name:  Robert C. McCormack
                               Title: Managing Director

                         Number of Existing Shares:  9,332,047

                         Shares subject to options or warrants:  352,195

                         Notices
                         Address:    c/o Trident Capital
                                     2480 Sand Hill Road
                                     Suite 100
                                     Menlo Park, CA  94025
                         Fax:        (650) 233-4333
                         Attention:  Robert McCormack/
                                     Steve Holt




                         TRIDENT CAPITAL PARTNERS FUND-1, C.V.

                         By:   Trident Capital, L.P.
                               its General Partner

                         By:   Trident Capital, Inc.
                               its General Partner

                         By:
                            ----------------------------------------------
                            Name:  Robert C. McCormack
                            Title: Managing Director

                         Number of Existing Shares:  1,846,062

                         Shares subject to options or warrants:  69,669

                         Notices
                         Address:  c/o Trident Capital
                                   2480 Sand Hill Road
                                   Suite 100
                                   Menlo Park, CA  94025
                         Fax:  (650) 233-4333
                         Attention:  Robert McCormack/
                                     Steve Holt

                         HIGHLAND CAPITAL PARTNERS III
                         LIMITED PARTNERSHIP,


                         By: Highland Management Partners III Limited
                             Partnership, its General Partner


                         By:
                            ----------------------------------------------
                            Name:   Daniel Nova
                            Title:  General Partner

                         Number of Existing Shares:  6,355,823

                         Shares subject to options or warrants:  214,842

                         Notices
                         Address:    Highland Capital Partners, Inc.
                                     Two International Place
                                     Boston, MA  02110
                         Fax:        (617) 531-1550
                         Attention:  Daniel Nova



                         HIGHLAND ENTREPRENEURS' FUND III, L.P.,


                         By: HEP III, LLC, its General Partner

                         By:
                            ----------------------------------------------
                            Name:  Daniel Nova
                            Title:    Member

                         Number of Existing Shares:  264,826

                         Shares subject to options or warrants:  8,951

                         Notices
                         Address:     Highland Capital Partners, Inc.
                                      Two International Place
                                      Boston, MA 02110
                         Fax:  (617) 531-1550
                         Attention: Daniel Nova

                         NATIONAL GEOGRAPHIC HOLDINGS, INC.


                         By:
                            ----------------------------------------------
                            Name:   C. Richard Allen
                            Title:  CEO

                         Number of Existing Shares:  0

                         Shares subject to options or warrants:  899,018

                         Notices
                         Address:    National Geographic Holdings, Inc.
                                     1145 17th Street NW
                                     Washington, DC  20035-4688
                         Fax:        (202) 429-5716
                         Attention:  C. Richard Allen



                         WESTON PRESIDIO CAPITAL II, L.P.


                         By:
                            ----------------------------------------------
                            Name:  Carlo von Schroeter
                            Title: General Partner

                         Number of Existing Shares:  6,620,652

                         Shares subject to options or warrants:  223,827

                         Notices
                         Address:    Weston Presidio Capital
                                     One Federal St.
                                     21st Floor
                                     Boston, MA  02110
                         Fax:        617-988-2515
                         Attention:  Carlo von Schroeter

                         ------------------------------------
                         Michael J. Mulligan

                         Number of Existing Shares:  310,542

                         Shares subject to options or warrants:  1,944,000

                         Notices
                         Address:    c/o MapQuest.com, Inc.
                                     3710 Hempland Road
                                     Mountville, PA  17554
                         Fax:        (717) 285-8577
                         Attention:  Michael J. Mulligan

                         ------------------------------------
                         James W. Thomas

                         Number of Existing Shares:  288,091

                         Shares subject to options or warrants:  515,675

                         Notices
                         Address:    c/o MapQuest.com, Inc.
                                     3710 Hempland Road
                                     Mountsville, PA  17554
                         Fax:        (717) 285-8577
                         Attention:  James Thomas

                                                                       Exhibit B
                                                 to Agreement and Plan of Merger



                  STOCK OPTION AGREEMENT, dated as of December 21, 1999 (the "Agreement"), between AMERICA ONLINE, INC., a Delaware corporation ("Parent"), and MAPQUEST.COM, INC., a Delaware corporation (the "Company").

                  WHEREAS, Parent, the Company and MQ Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement;" capitalized terms used without definition herein having the meanings assigned to them in the Merger Agreement), pursuant to which the Merger Sub will merger with and into the Company (the "Merger"); and

                  WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have required that the Company agree, and believing it to be in the best interests of the Company, the Company has agreed, among other things, to grant to Parent the Option (as hereinafter defined) to purchase shares of common stock, par value $.001 per share, of the Company ("Company Common Stock") at a price per share equal to the Exercise Price (as hereinafter defined).

                  NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:


                                    ARTICLE I

                            OPTION TO PURCHASE SHARES

                  1.1      Grant of Option.

                  (a) The Company hereby grants to Parent an irrevocable option to purchase, in whole or in part, an aggregate of up to 3,571,661 duly authorized, validly issued, fully paid and nonassessable shares of Company Common Stock (representing 10% of the outstanding shares of Company Common Stock as of the date hereof) on the terms and subject to the conditions set forth herein (the "Option"); provided, however, that in no event shall the number of shares of Company Common Stock for which this Option is exercisable exceed 10% of the issued and outstanding shares of Company Common Stock at the time of exercise without giving effect to the issuance of any Option Shares (as hereinafter defined). The number of shares of Company Common Stock that may be received upon the exercise of the Option and the Exercise Price are subject to adjustment as herein set forth.

                  (b) In the event that any additional shares of Company Common Stock are issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement and other than pursuant to an event described in Section 3.1 hereof), the number of shares of Company Common Stock subject to the Option shall be increased so that, after such issuance, such number together with any shares of Company Common Stock previously issued pursuant hereto, equals 10% of the number of shares of Company Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this Section 1.1(b) or elsewhere in this Agreement shall be deemed to authorize the Company to breach any provision of the Merger Agreement. As used herein, the term "Option Shares" means the shares of Company Common Stock issuable pursuant to the Option, as the number of such shares shall be adjusted pursuant to the terms hereof.

                  1.2      Exercise of Option.

                  (a) The Option may be exercised by Parent, in whole or in part, at any time, or from time to time, commencing upon the Exercise Date and prior to the Expiration Date. As used herein, the term "Exercise Date" means the date on which Parent becomes entitled to receive the Termination Fee pursuant to
Section 7.3(b) of the Merger Agreement. As used herein, the term "Expiration Date" means the first to occur prior to Parent's exercise of the option pursuant to Section 1.2(b) of:

                  (i) the Effective Time;

                  (ii) written notice of termination of this Agreement by Parent to the Company;

                  (iii) the termination of the Merger Agreement under circumstances where the Termination Fee could not become payable; or

                  (iv) the date that is twelve months from the date of termination of the Merger Agreement.

Notwithstanding the termination of the Option, Parent shall be entitled to purchase those Option Shares with respect to which it may have exercised the Option in accordance with the terms hereof prior to the Expiration Date, and the termination of the Option will not affect any rights hereunder which by their terms do not terminate or expire prior to or at the Expiration Date.

                  (b) In the event Parent wishes to exercise the Option, Parent shall send a written notice to the Company of its intention to so exercise the Option (a "Notice"), specifying the number of Option Shares to be purchased (and the denominations of the certificates, if more than one), whether the aggregate Exercise Price will be paid in cash or by surrendering a portion of the Option in accordance with Section 1.3(b) or a combination thereof, and the place in the United States, time and date of the closing of such purchase (the "Option

Closing;" and the date of such Closing, the "Option Closing Date"), which date shall not be less than two Business Days nor more than ten Business Days from the date on which a Notice is delivered; provided, that the Option Closing shall be held only if (i) such purchase would not otherwise violate or cause the violation of, any applicable material Law (including the HSR Act or the rules of the National Association of Securities Dealers, Inc. (the "NASD")) and (ii) no material Law or Order shall have been promulgated, enacted, entered into, or enforced by any Court or Governmental Authority which prohibits delivery of the Option Shares, whether temporary, preliminary or permanent; provided, however, that the parties hereto shall use their reasonable best efforts to (x) make all necessary filings and obtain all Approvals and to comply with any such applicable Law and (y) have any such Order vacated or reversed). In the event the Option Closing is delayed pursuant to clause (i) or (ii) above, the Option Closing shall be within five business days following the cessation of such restriction, violation, Law or Order, as the case may be; provided, further, that, notwithstanding any prior Notice, Parent shall be entitled to rescind such Notice and shall not be obligated to purchase any Option Shares in connection with such exercise upon written notice to such effect to the Company.

                  (c) At any Option Closing, (i) the Company shall deliver to Parent all of the Option Shares to be purchased by delivery of a certificate or certificates evidencing such Option Shares in the denominations designated by Parent in the Notice, and (ii) if the Option is exercised in part and/or surrendered in part to pay the aggregate Exercise Price, the Company and Parent shall execute and deliver an amendment to this Agreement reflecting the Option Shares for which the Option has not been exercised and/or surrendered. If at the time of issuance of any Option Shares pursuant to an exercise of all or part of the Option hereunder, the Company shall have issued any rights or other securities which are attached to or otherwise associated with the Company Common Stock, then each Option Share issued pursuant to such exercise shall also represent such rights or other securities with terms substantially the same as and at least as favorable to Parent as are provided under any shareholder rights agreement or similar agreement of the Company then in effect. At the Option Closing, Parent shall pay to the Company by wire transfer of immediately available funds to an account specified by the Company to Parent in writing at least two Business Days prior to the Option Closing an amount equal to the Exercise Price multiplied by the number of Option Shares to be purchased for cash pursuant to this Article I; provided that the failure or refusal of the Company to specify an account shall not affect the Company's obligation to issue the Option Shares.

                  (d) Upon the delivery by Parent to the Company of the Notice and the tender of the applicable aggregate Exercise Price in immediately available funds or the requisite portion of the Option, Parent shall be deemed to be the holder of record of the Option Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company may then be closed, that certificates representing such Option Shares may not then have been actually delivered to Parent, or the Company may have failed or refused to take any action required of it hereunder. The Company shall pay all expenses that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section 1.2 in the name of Parent or its designees, stock certificates or a substitute option agreement in the name of the assignee, transferee or designee of Parent and any filing fees and other expenses arising from the performance of the transactions contemplated hereby, including pursuant to the HSR Act.

                  1.3 Payments.

                  (a) The  purchase  and sale of the Option  Shares  pursuant to
Section 1.2 of this Agreement shall be at a purchase price equal to $27.00 per Share (as such amount may be adjusted pursuant to the terms hereof, the "Exercise Price"), payable at Parent's option in cash, by surrender of a portion of the Option in accordance with Section 1.3(b), or a combination thereof.

                  (b) Parent may elect to purchase Option Shares issuable, and pay some or all of the aggregate Exercise Price payable, upon an exercise of the Option by surrendering a portion of the Option with respect to such number of Option Shares as is determined by dividing the (i) aggregate Exercise Price payable in respect of the number of Option Shares being purchased in such manner by (ii) the excess of the Fair Market Value (as defined below) per share of Company Common Stock as of the last trading day preceding the Option Closing Date over the per share Exercise Price. The "Fair Market Value" per share of Company Common Stock shall be (i) if the Company Common Stock is listed on the Nasdaq National Market ("NASDAQ"), national securities exchange or other nationally recognized exchange or trading system as of the Option Closing Date, the average of last reported sale prices per share of Company Common Stock thereon for the 10 trading days immediately preceding the Option Closing Date, or (ii) if the Company Common Stock is not listed on the NASDAQ, any national securities exchange or other nationally recognized exchange or trading system as of the Option Closing Date, the amount determined by a mutually acceptable independent investment banking firm as the value per share the Company Common Stock would have if publicly traded on a nationally recognized exchange or trading system (assuming the absence of unusual market conditions and no discount for minority interest, illiquidity or restrictions on transfer.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                  2.1 Representations and Warranties of Parent. Parent hereby represents and warrants to the Company that any Option Shares acquired by Parent upon exercise of the Option will not be taken with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act.

                  2.2 Representations and Warranties of the Company. The Company hereby represents and warrants to Parent as follows:

                  (a) Due Authorization; Good Standing. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including the issuance and exercise of the Option) have been duly and validly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute and deliver this Agreement.

                  (b) Option Shares. The Company has taken all necessary corporate and other action to authorize and reserve for issuance, and to permit it to issue, the Option Shares and all additional shares or other securities which may be issued pursuant to Section 3.1 upon exercise of the Option, and, at all times from the date hereof until such time as the obligation to deliver Option Shares hereunder terminates, will have reserved for issuance upon exercise of the Option the Option Shares and such other additional shares or securities, if any. All of the Option Shares and all additional shares or other securities or property which may be issuable pursuant to Section 3.1, upon exercise of the Option and issuance pursuant hereto, shall be duly authorized, validly issued, fully paid and nonassessable, shall be delivered free and clear of all Liens of any nature whatsoever, and shall not be subject to any preemptive or similar right of any Person.

                  (c) No Conflict; Required Filings and Consents. The execution and delivery by the Company of this Agreement do not, and the performance of this Agreement shall not, (i) conflict with or violate the Certificate of Incorporation or Bylaws of the Company, (ii) conflict with or violate any Law or Order in each case applicable to the Company or by which its properties or assets is bound or affected, or (iii) result in any breach or violation of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the Company's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which the Company or its properties or assets is bound or affected, except in the case of clause (ii) or (iii) above, for any such conflicts, breaches, violations, defaults or other occurrences that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The execution and delivery by the Company of this Agreement do not, and the performance of this Agreement shall not, require the Company to, obtain any Approval of any Person or Approval of, observe any waiting period imposed by, or make any filing with or notification to, any Governmental Authority, domestic or foreign, except for compliance with applicable requirements of the Securities Act, the Exchange Act and Blue Sky Laws, the pre-Merger notification requirements of the HSR Act or Foreign Competition Laws or where the failure to obtain such Approvals, or to make such filings or notifications, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (d) Takeover Laws. The Board of Directors of the Company has, prior to the date hereof, approved this Agreement, the Merger Agreement and the Merger and the other transactions contemplated hereby and thereby and such approval is sufficient to render inapplicable to this Agreement, the Merger Agreement, the Merger and any other transactions contemplated hereby and thereby, the restrictions of Section 203 of the DGCL. No Delaware law or other takeover statute or similar Law and no provision of the Certificate of Incorporation or Bylaws of the Company or any Material Agreement to which the Company is a party (a) would or would purport to impose restrictions which might adversely affect or delay the consummation of the transactions contemplated by this Agreement, or (b) as a result of the consummation of the transactions contemplated by this Agreement, the Company or the Surviving Corporation by Parent or Merger Sub (i) would or would purport to restrict or impair the ability of Parent to vote or otherwise exercise the rights of a shareholder with respect to securities of the Company or any of its Subsidiaries that may be acquired or controlled by Parent or (ii) would or would purport to entitle any Person to acquire securities of the Company.


                                   ARTICLE III

                    ADJUSTMENT UPON CHANGES IN CAPITALIZATION

                  3.1 Adjustment Upon Changes in Capitalization. In addition to the adjustment in the number of shares of Company Common Stock that may be purchased upon exercise of the Option pursuant to Section 1.1 of this Agreement, the number of shares of Company Common Stock that may be purchased upon the exercise of the Option and the Exercise Price shall be subject to adjustment from time to time as provided in this Section 3.1. In the event of any change in the number of issued and outstanding shares of Company Common Stock by reason of any stock dividend, split-up, merger, recapitalization, combination, conversion, exchange of shares, spin-off or other change in the corporate or capital structure of the Company which would have the effect of diluting or otherwise diminishing Parent's rights hereunder, the number and kind of Option Shares or other securities subject to the Option and the Exercise Price therefor shall be appropriately adjusted so that Parent shall receive upon exercise (or, if such a change occurs between exercise and Option Closing, upon Option Closing) of the Option the number and kind of shares or other securities or property that Parent would have received in respect of the Option Shares that Parent is entitled to purchase upon exercise of the Option if the Option had been exercised (or the purchase thereunder had been consummated, as the case may be) immediately prior to such event or the record date for such event, as applicable. The rights of Parent under this Section shall be in addition to, and shall in no way limit, its rights against the Company for breach of any provision of the Merger Agreement.


                                   ARTICLE IV

                               REGISTRATION RIGHTS

                  4.1 Registration of Option Shares Under the Securities Act.

                  (a) If requested by Parent at any time and from time to time after receipt by Parent of Option Shares (the "Registration Period"), the Company shall use its reasonable best efforts, as promptly as practicable, to effect the registration under the Securities Act and any applicable state law (a "Demand Registration") of such number of Option Shares owned by or issuable to Parent in accordance with the method of sale or other disposition contemplated by Parent, including a "shelf" registration statement under Rule 415 of the Securities Act or any successor provision, and to obtain all consents or waivers of other parties that are required therefor. Except with respect to such a "shelf" registration, the Company shall keep such Demand Registration effective for a period of not less than nine months, unless, in the written opinion of counsel to the Company, which opinion shall be delivered to Parent and which shall be satisfactory in form and substance to Parent and its counsel, such registration under the Securities Act is not required in order to lawfully sell and distribute such Option Shares in the manner contemplated by Parent. The Company shall only have the obligation to effect four Demand Registrations pursuant to this Section 4.1; provided, that only requests relating to a registration statement that has become effective under the Securities Act shall be counted for purposes of determining the number of Demand Registrations made. The Company shall be entitled to postpone for up to 90 days from receipt of Parent's request for a Demand Registration the filing of any registration statement in connection therewith if the Board of Directors of the Company determines in its good faith reasonable judgment, that such registration would materially interfere with or require premature disclosure of, and have a material adverse effect on, any material acquisition, reorganization or other transaction involving the Company or any other material contract under active negotiation by the Company; provided, that the Company shall not have postponed any Demand Registration pursuant to this sentence during the twelve month period immediately preceding the date of delivery of Parent's request for a Demand Registration.

                  (b) If the Company effects a registration under the Securities Act of Company Common Stock for its own account or for any other stockholders of the Company (other than on Form S-4 or Form S-8, or any successor form), Parent shall have the right to participate in such registration (an "Incidental Registration" and, together with a Demand Registration, a "Registration"); provided, however, that, if the managing underwriters of such offering advise the Company in writing that in their opinion the number of shares of Company Common Stock requested to be included in such Incidental Registration exceeds the number which can be sold in such offering, the Company shall include therein
(i) first all shares proposed to be included therein by the Company and (ii) second the shares requested to be included therein by Parent pro rata with the shares intended to be included therein by any other stockholder of the Company. Participation by Parent in any Incidental Registration shall not affect the obligation of the Company to effect Demand Registrations under this Section 4.1. The Company may withdraw any registration under the Securities Act that gives rise to an Incidental Registration without the consent of Parent.

                  (c) In  connection  with  any  Registration  pursuant  to this
Section 4.1, (i) the Company and Parent shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification and contribution obligations in connection with such Registration, and (ii) the Company shall use reasonable best efforts to cause any Option Shares included in such Registration to be approved for listing on NASDAQ or any national securities exchange upon which the Company's securities are then listed, subject to official notice of issuance, which notice shall be given by the Company upon issuance. The costs and expenses incurred by the Company in connection with any Registration pursuant to this Section 4.1 (including any fees related to Blue Sky qualifications and SEC filing fees) (the "Registration Expenses") shall be borne by the Company, excluding legal fees of Parent's counsel and underwriting discounts or commissions with respect to Option Shares to be sold by Parent included in a Registration.


                                    ARTICLE V

                      REPURCHASE RIGHTS; SUBSTITUTE OPTIONS

                  5.1      Repurchase Rights.

                  (a) Subject to Section 6.1, at any time on or after the Exercise Date and prior to the Expiration Date, Parent shall have the right (the "Repurchase Right") to require the Company to repurchase from Parent (i) the Option or any part thereof as Parent shall designate at a price (the "Option Repurchase Price") equal to the amount, subject at the sole discretion of Parent to clause (iii) of Section 6.1(a), by which (A) the Market/Offer Price (as defined below) exceeds (B) the Exercise Price, multiplied by the number of Option Shares as to which the Option is to be repurchased and (ii) such number of the Option Shares as Parent shall designate at a price (the "Option Share Repurchase Price") equal to the Market/Offer Price multiplied by the number of Option Shares so designated. The term "Market/Offer Price" shall mean the highest of (i) the highest price per share of Company Common Stock offered or paid in any Acquisition Proposal or any acquisition by any Person or group, in a single transaction or a series of related transactions, after the date hereof of 10% or more of the outstanding shares of capital stock of the Company, (ii) the highest closing price for shares of Company Common Stock during the 30 trading days immediately preceding the date Parent gives the Repurchase Notice (as hereinafter defined), or (iii) in the event of a sale of all or substantially all of the Company's assets, the sum of the net price paid in such sale for such assets plus the current market value of the remaining net assets of the Company as determined by a nationally recognized investment banking firm selected by Parent and reasonably acceptable to the Company, divided by the number of shares of Company Common Stock issued and outstanding at the time of such sale, which determination, absent manifest error, shall be conclusive for all purposes of this Agreement. In determining the Market/Offer Price, the value of consideration other than cash shall be determined by a nationally recognized investment banking firm selected by Parent and reasonably acceptable to the Company, which determination, absent manifest error, shall be conclusive for all purposes of this Agreement.

                  (b) Parent shall exercise its Repurchase Right by delivering to the Company written notice (a "Repurchase Notice") stating that Parent elects to require the

Company to repurchase all or a portion of the Option and/or the Option Shares as specified therein. The closing of the Repurchase Right (the "Repurchase Closing") shall take place in the United States at the place, time and date specified in the Repurchase Notice, which date shall not be less than two business days nor more than ten business days from the date on which the Repurchase Notice is delivered. At the Repurchase Closing, subject to the receipt of a writing evidencing the surrender of the Option and/or certificates representing Option Shares, as the case may be, the Company shall deliver to Parent the Option Repurchase Price therefor or the Option Share Repurchase Price therefor, as the case may be, or the portion thereof that the Company is not then prohibited under applicable law and regulation from so delivering. At the Repurchase Closing, (i) the Company shall pay to Parent the Option Repurchase Price for the portion of the Option which is to be repurchased or the Option Shares Repurchase Price for the number of Option Shares to be repurchased, as the case may be, by wire transfer of immediately available funds to an account specified by Parent at least 24 hours prior to the Repurchase Closing and (ii) if the Option is repurchased only in part, the Company and Parent shall execute and deliver an amendment to this Agreement reflecting the Option Shares for which the Option is not being repurchased.

                  (c) To the extent that the Company is prohibited under applicable law or regulation from repurchasing the portion of the Option or the Option Shares designated in such Repurchase Notice, the Company shall immediately so notify Parent and thereafter deliver, from time to time, to Parent the portion of the Option Repurchase Price and the Option Share Repurchase Price, respectively, that it is no longer prohibited from delivering, within five business days after the date on which the Company is no longer so prohibited; provided, however, that if the Company at any time after delivery of a Repurchase Notice is prohibited under applicable Law from delivering to Parent the full amount of the Option Repurchase Price and the Option Share Repurchase Price for the Option or Option Shares to be repurchased, respectively, Parent may rescind the exercise of the Repurchase Right, whether in whole, in part or to the extent of the prohibition, and, to the extent rescinded, no part of the amounts, terms or the rights with respect to the Option or Repurchase Right shall be changed or affected as if such Repurchase Right was not exercised.

                  5.2      Substitute Option.

                  (a) In the event that the Company enters into an agreement (i) to consolidate with or merge into any person, other than Parent or any Subsidiary of Parent (each an "Excluded Person"), and the Company is not the continuing or surviving corporation of such consolidation or merger, (ii) to permit any Person, other than an Excluded Person, to merge into the Company and the Company shall be the continuing or surviving or acquiring corporation, but, in connection with such merger, the then outstanding shares of Company Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property or the then outstanding shares of Company Common Stock shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged or acquiring company, or
(iii) to sell or otherwise transfer all or substantially all of its assets to any Person, other than an Excluded Person, then, and in each such case, the agreement governing such transaction shall make proper provision so that, unless earlier exercised by Parent, the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option") for Substitute Option Shares (as hereinafter defined), at the election of Parent, of either (x) the Acquiring Corporation (as hereinafter defined) or (y) any Person that controls the Acquiring Corporation.

                  (b) The Substitute Option shall have the same terms as the Option; provided, however, that if the terms of the Substitute Option cannot, because of applicable Law, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Parent than the Option. The issuer of the Substitute Option shall enter into an agreement with Parent in substantially the same form and terms as this Agreement (including the terms of this Article V) to memorialize the terms of the Substitute Option. The Substitute Option shall be exercisable for such number of Substitute Option Shares as is equal to the Market/Offer Price multiplied by the number of shares of Company Common Stock for which the Option was exercisable immediately prior to the event described in the first sentence of Section 5.2(a), divided by the Average Price (as hereinafter defined). The exercise price of the Substitute Option per Substitute Option Share shall then be equal to the Exercise Price multiplied by a fraction, the numerator of which shall be the number of shares of Company Common Stock for which the Option was exercisable immediately prior to the event described in the first sentence of Section 5.2(a) and the denominator of which shall be the number of Substitute Option Shares for which the Substitute Option is exercisable.

                  (c) In addition to any other restrictions or covenants, the Company agrees that it shall not enter or agree to enter into any transaction described in Section 5.2(a) unless the Acquiring Corporation and any Person that controls the Acquiring Corporation assume in writing all the obligations of the Company hereunder and agree for the benefit of Parent to comply with this
Article V.

                  (d) For purposes of this Section 5.2, the following terms have the meanings indicated:

                  "Acquiring Corporation" shall mean (i) the continuing or surviving Person of a consolidation or merger with the Company (if other than the Company), (ii) the Company in a consolidation or merger in which the Company is the continuing or surviving or acquiring person, and (iii) the transferee of all or substantially all of the Company's assets.

                  "Substitute Option Shares" shall mean the shares of capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other persons similarly responsible for direction of the business and affairs) of a Person.

                  "Average Price" shall mean the average closing price per Substitute

Option Share, on the principal trading market on which such shares are traded as reported by a nationally recognized source, for the 30 trading days immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the Substitute Option Shares on such market on the day preceding such consolidation, merger or sale; provided, that if the Company is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by the Person merging into the Company or by any entity which controls or is controlled by such person, as Parent may elect.


                                   ARTICLE VI

                                  MISCELLANEOUS

                  6.1      Total Profit.

                  (a) Notwithstanding any other provision of this Agreement,  in no event shall Parent's Total Profit (as hereinafter defined) exceed $34,600,000, less the amount of any Termination Fee paid pursuant to Section 7.2(b) of the Merger Agreement, and, if it otherwise would exceed such amount, Parent, at its sole election, shall either (i) reduce the number of shares of Company Common Stock subject to this Option, (ii) deliver to the Company for cancellation Option Shares previously purchased by Parent, (iii) limit the amount of the Option Repurchase Price or the Option Share Repurchase Price, (iv) pay cash to the Company, or (v) any combination thereof, so that Parent's actually realized Total Profit shall not exceed such amount after taking into account the foregoing actions.

                  (b) As used herein, the term "Total Profit" shall mean the aggregate amount (before taxes) of the following: (i) the amount received by Parent pursuant to the Company's repurchase of the Option (or any portion thereof) pursuant to Section 5.1, (ii) (x) the amount received by Parent pursuant to the Company's repurchase of Option Shares pursuant to Section 5.1, less (y) Parent's purchase price for such Option Shares, (iii) (x) the net cash amounts received by Parent pursuant to any consummated arm's-length sales of Option Shares (or any other securities into which such Option Shares are converted or exchanged) to any unaffiliated party, less (y) Parent's purchase price of such Option Shares, (iv) any amounts received by Parent pursuant to any consummated arm's-length transfers of the Option (or any portion thereof) to any unaffiliated party, and (v) any amount equivalent to the foregoing with respect to the Substitute Option.

                  6.2 Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement, including, without limitation, to vest in Parent good and marketable title, free and clear of all Liens, to any Option Shares purchased hereunder.

                  6.3 Division of Option; Lost Options. The Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of Parent, upon presentation and surrender of this Agreement at the principal office of the Company, for other agreements providing for Options of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of Option Shares purchasable hereunder. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, the Company will execute and deliver a new agreement of like tenor and date.


                  6.4      Certain Filings; Listing.

                  (a) If so requested by Parent, promptly after the date hereof, the Company shall make all filings which are required under the HSR Act and any applicable Law, and the parties shall furnish to each other such necessary information and reasonable assistance as may be requested in connection with the preparation of filings and submissions to any Governmental Authority, including, without limitation, filings under the provisions of the HSR Act and any applicable Law. The Company shall supply Parent with copies of all correspondence, filings or communications (or memoranda setting forth the substance thereof) between the Company and its representatives and the Federal Trade Commission, the Department of Justice and any other Governmental Authority and members of their respective staff with respect to this Agreement and the transactions contemplated hereby.

                  (b) If the Company Common Stock or any other securities to be acquired upon exercise of the Option are then listed on NASDAQ (or any national securities exchange or other nationally recognized exchange or trading system), the Company, upon the request of parent, will promptly file an application to list the shares of Company Common Stock or such other securities to be acquired upon exercise of the Option on NASDAQ (and any such other national securities exchange or other nationally recognized exchange or trading system) and will use reasonable best efforts to obtain approval of such listing as promptly as practicable.

                  6.5 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by electronic mail, with a copy thereof to be delivered or sent as provided above or by facsimile or telecopier, as follows:

                       (a)      If to Parent:

                                America Online, Inc.
                                22000 AOL Way
                                Dulles, Virginia 20166

                                Facsimile: (703) 265-1202
                                E-Mail: DavidColburn@AOL.com
                                Attention: David Colburn, President - Business
                                           Affairs

                                With copies to:

                                America Online, Inc.
                                22000 AOL Way
                                Dulles, Virginia 20166
                                Facsimile: (703) 265-1495
                                E-Mail: Ptcapp@AOL.com
                                Attention: Paul T. Cappuccio, General Counsel;

                                        and

                                Simpson Thacher & Bartlett
                                425 Lexington Avenue
                                New York, New York 10017
                                Facsimile: (212) 455-2502
                                E-Mail: p_ruegger@stblaw.com
                                Attention:  Philip T. Ruegger III, Esq.

                       (b)      If to the Company:

                                MapQuest.com, Inc.
                                3710 Hempland Road
                                Mountville, Pennsylvania  17554
                                Facsimile: (717) 285-8577
                                E-Mail:  Mmulligan@Mapquest.com
                                Attention: Michael J. Mulligan, Chairman
                                           and Chief Executive Officer

                                With copies to:

                                Mayer, Brown & Platt
                                1675 Broadway
                                New York, New York 10019
                                Facsimile:  (212) 849-5515
                                E-Mail:  JCarlson@Mayerbrown.com
                                Attention:  James B. Carlson, Esq.

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All such notices or communications shall be deemed to be received (i) in the case of personal delivery, nationally recognized overnight courier or registered or certified mail, on the date of such delivery and (ii) in the case of facsimile or telecopier or electronic mail, upon confirmed receipt.

                  6.6 Interpretation. When a reference is made in this Agreement to Sections, subsections, Schedules or Exhibits, such reference shall be to a Section, subsection, Schedule or Exhibit to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The word "herein" and similar references mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article. The table of contents and the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  6.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                  6.8 Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

                  6.9 Amendments; Assignment. This Agreement may not be amended except by written agreement by all the parties. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by any of the parties without the prior written consent of the other parties, and any purported assignment without such consent shall be void; provided, that Parent may assign its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent without such consent.

                  6.10 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

                  6.11 Governing Law; Enforcement. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the Law of the State of New York. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Federal District Court for the Southern District of New York, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto, (a) consents to submit itself to the personal jurisdiction of the Federal District Court for the Southern District of New York in the event any dispute arises out of this Agreement or any transaction contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any transaction contemplated hereby in any court other than the Federal District Court for the Southern District of New York and (d) waives any right to trial by jury with respect to any action related to or arising out of this Agreement or any transaction contemplated hereby.

                  6.12 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the Company and Parent have caused this Agreement to be duly executed as of the date first above written.


                              AMERICA ONLINE, INC.


                              By:
                                 -----------------------------------------
                                 Name:     David M. Colburn
                                 Title:    President - Business Affairs


                              MAPQUEST.COM, INC.


                              By:
                                 -----------------------------------------
                                 Name:     Michael J. Mulligan
                                 Title:    Chairman; CEO

                                                                       Exhibit C
                                                 to Agreement and Plan of Merger



                               AFFILIATE AGREEMENT

                                December 21, 1999

America Online, Inc.
22000 AOL Way
Dulles, Virginia 20166

Ladies and Gentlemen:

                  The undersigned has been advised that, as of the date hereof, the undersigned may be deemed to be an "affiliate" of MapQuest.com, Inc., a Delaware corporation (the "Company"), as that term is defined for purposes of paragraphs (c) and (d) of Rule 145 of the Regulations of the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

                  Pursuant to the terms and subject to the conditions of that certain Agreement and Plan of Merger by and among America Online, Inc., a Delaware corporation ("Parent"), MQ Acquisition, Inc., a newly formed Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and the Company, dated as of December 21, 1999 (the "Merger Agreement"), providing for, among other things, the merger of Merger Sub with and into the Company (the "Merger"), the undersigned will be entitled to receive shares of common stock of Parent or options or warrants to acquire Parent Common Stock (collectively "Parent Common Stock") in exchange for shares of common stock of the Company or options or warrants to acquire Company Common Stock (collectively "Company Common Stock") owned by the undersigned at the Effective Time of the Merger as determined pursuant to the Merger Agreement. Capitalized terms used but not defined herein are defined in the Merger Agreement and are used herein with the same meanings ascribed to them therein.

                  The undersigned understands that the Merger will be treated for financial accounting purposes as a "pooling of interests" in accordance with GAAP and that the staff of the SEC has issued certain guidelines that should be followed to ensure the application of pooling of interests accounting to the Merger.

                  In consideration of the agreements contained herein, Parent's reliance on this letter in connection with the consummation of the Merger and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that the undersigned will not make any sale, pledge, transfer or other disposition of, or hedge or reduce its risk with respect to, (i) Company Common Stock during the period from the 30th day prior to the Effective Time until the earlier of the Effective Time or the termination of the Merger Agreement or (ii) Parent
Common Stock now owned or hereafter acquired by the undersigned, including, without limitation, Parent Common Stock to be received by the undersigned pursuant to the Merger, until such time as financial statements that include at least 30 days of combined operations of the Company and Parent after the Merger will have been publicly reported, unless the undersigned delivers to Parent, prior to any such sale, transfer or other disposition, written advice from Ernst & Young LLP, independent public accountants for Parent, or a written no-action letter from the accounting staff of the SEC, in either case in form and substance reasonably satisfactory to Parent, to the effect that such sale, transfer or other disposition will not cause the Merger not to be treated as a "pooling of interests" for financial accounting purposes in accordance with GAAP and the Regulations of the SEC.

                  The undersigned has been advised that the offering, sale and delivery of the shares of Parent Common Stock pursuant to the Merger will have been registered with the SEC under the Securities Act on a Registration Statement on Form S-4. The undersigned also has been advised, however, that, because the undersigned may be deemed to be an Affiliate of the Company at the time the Merger is submitted for a vote of the stockholders of the Company, Parent Common Stock received by the undersigned pursuant to the Merger can be sold by the undersigned only (i) pursuant to an effective registration statement under the Securities Act, (ii) in conformity with the volume and other limitations of Rule 145 promulgated by the SEC under the Securities Act or (iii) in reliance upon an exemption from registration that is available under the Securities Act.

                  The undersigned also understands that "stop transfer" instructions will be given to the transfer agent for the Company Common Stock with respect to shares of the Company Common Stock now owned or hereafter acquired by the undersigned and that there will be placed on the certificates representing such shares of Company Common Stock, or any substitutions therefor, a legend stating in substance as follows:

"These shares may be transferred only in accordance with the terms of an Affiliate Agreement between the original holder of such shares and America Online, Inc., a copy of which agreement is on file at the principal offices of Anatolia, Inc."

It is understood and agreed that the legend set forth above will be removed upon surrender of certificates bearing such legend by delivery of substitute certificates without such legend (i) if the undersigned will have delivered to Parent the above-referenced advice of Ernst & Young LLP, or the above-referenced no-action letter from the accounting staff of the SEC or (ii) upon the termination of the Merger Agreement.

                  The undersigned also understands that "stop transfer" instructions will be given to the transfer agent for Parent Common Stock with respect to shares of Parent Common Stock now owned or hereafter acquired by the undersigned (other than shares of Parent Common Stock to be received by the undersigned pursuant to the Merger) and that there will be placed on the certificates representing such shares of Parent Common Stock, or any substitutions therefor, a legend stating in substance as follows:

"These shares may be transferred only in accordance with the terms of an Affiliate Agreement between the original holder of such shares and America Online, Inc., a copy of which agreement is on file at the principal offices of America Online, Inc."

It is understood and agreed that the legend set forth above will be removed upon surrender of certificates bearing such legend by delivery of substitute certificates without such legend (i) if the undersigned will have delivered to Parent the above-referenced advice of Ernst & Young LLP or the above-referenced no-action letter from the accounting staff of the SEC or (ii) upon the termination of the Merger Agreement.

                  The undersigned also understands that "stop transfer" instructions will be given to the transfer agent for Parent Common Stock with respect to shares of Parent Common Stock to be received by the undersigned pursuant to the Merger and that there will be placed on the certificates representing such shares of Parent Common Stock, or any substitutions therefor, a legend stating in substance as follows:

"These shares were issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933, as amended, applies. These shares may be transferred only in accordance with the terms of such Rule and an Affiliate Agreement between the original holder of such shares and America Online, Inc., a copy of which agreement is on file at the principal offices of America Online, Inc."

It is understood and agreed that the legend set forth above will be removed upon surrender of certificates bearing such legend by delivery of substitute certificates without such legend if the undersigned will have delivered to Parent an opinion of counsel, in form and substance reasonably satisfactory to Parent, to the effect that (i) the sale or disposition of the shares represented by the surrendered certificates may be effected without registration of the offering, sale and delivery of such shares under the Securities Act, (ii) the shares to be so transferred may be publicly offered, sold and delivered by the transferee thereof without compliance with the registration provisions of the Securities Act and (iii) the undersigned will have delivered to Parent the above-referenced advice of Ernst & Young LLP or the above-referenced no-action letter from the accounting staff of the SEC.

                  Parent agrees that it will not unreasonably refuse to consent to, or unreasonably delay, the removal of the foregoing legends.

                  By its execution hereof, Parent agrees that it will, as long as the undersigned owns any Parent Common Stock to be received by the undersigned pursuant to the Merger, take all reasonable efforts to make timely filings with the SEC of all reports required to be filed by it pursuant to the Exchange Act of 1934, as amended, and will promptly furnish upon written request of the undersigned a written statement confirming that such reports have been so timely filed.

                [Remainder of this page intentionally left blank]

                  If you are in agreement with the foregoing, please so indicate by signing below and returning a copy of this Affiliate Agreement to the undersigned, and this Affiliate Agreement will become a binding agreement between us as of the date first above written.


                                   Very truly yours,


                                   TRIDENT CAPITAL PARTNERS FUND-1,
                                   L.P.

                                   By:      Trident Capital, L.P.
                                            its General Partner

                                   By:      Trident Capital, Inc.
                                            its General Partner

                                   By:
                                            ------------------------------------
                                            Name:    Robert C. McCormack
                                            Title:   Managing Director


ACCEPTED by:

AMERICA ONLINE, INC.

By:
         -----------------------------------------
         Name:    David M. Colburn
         Title:   President - Business Affairs

                  If you are in agreement with the foregoing, please so indicate by signing below and returning a copy of this Affiliate Agreement to the undersigned, and this Affiliate Agreement will become a binding agreement between us as of the date first above written.

                                   TRIDENT CAPITAL PARTNERS FUND-1,
                                   C.V.

                                   By:      Trident Capital, L.P.
                                            its General Partner

                                   By:      Trident Capital, Inc.
                                            its General Partner

                                   By:
                                            ------------------------------------
                                            Name:    Robert C. McCormack
                                            Title:   Managing Director



ACCEPTED by:

AMERICA ONLINE, INC.

By:
         -----------------------------------------
         Name:    David M. Colburn
         Title:   President - Business Affairs

                  If you are in agreement with the foregoing, please so indicate by signing below and returning a copy of this Affiliate Agreement to the undersigned, and this Affiliate Agreement will become a binding agreement between us as of the date first above written.


                                   HIGHLAND CAPITAL PARTNERS III
                                   LIMITED PARTNERSHIP,


                                   By: Highland Management Partners III Limited
                                             Partnership,  its General Partner

                                   By:
                                            ------------------------------------
                                            Name:     Daniel Nova
                                            Title:    General Partner


ACCEPTED by:

AMERICA ONLINE, INC.

By:
         -----------------------------------------
         Name:    David M. Colburn
         Title:   President - Business Affairs

                  If you are in agreement with the foregoing, please so indicate by signing below and returning a copy of this Affiliate Agreement to the undersigned, and this Affiliate Agreement will become a binding agreement between us as of the date first above written.


                                   HIGHLAND ENTREPRENEURS' FUND III,
                                   L.P.,

                                   By:  HEP III, LLC,
                                          its General Partner

                                   By:
                                            ------------------------------------
                                            Name:        Daniel Nova
                                            Title:       Member

ACCEPTED by:

AMERICA ONLINE, INC.

By:
         -----------------------------------------
         Name:    David M. Colburn
         Title:   President - Business Affairs

                  If you are in agreement with the foregoing, please so indicate by signing below and returning a copy of this Affiliate Agreement to the undersigned, and this Affiliate Agreement will become a binding agreement between us as of the date first above written.



                                   NATIONAL GEOGRAPHIC HOLDINGS,
                                   INC.,

                                   By:
                                            ------------------------------------
                                            Name:    C. Richard Allen
                                            Title:   CEO

ACCEPTED by:

AMERICA ONLINE, INC.

By:
         -----------------------------------------
          Name:    David M. Colburn
          Title:   President - Business Affairs

                  If you are in agreement with the foregoing, please so indicate by signing below and returning a copy of this Affiliate Agreement to the undersigned, and this Affiliate Agreement will become a binding agreement between us as of the date first above written.


                                   WESTON PRESIDIO CAPITAL II, L.P.

                                   By:
                                            ------------------------------------
                                              Name:  Carlo von Schroeter
                                              Title: General Partner


ACCEPTED by:

AMERICA ONLINE, INC.

By:
         -----------------------------------------
         Name:    David M. Colburn
         Title:   President - Business Affairs




                                   By:
                                            ------------------------------------
                                            Name:     Michael J. Mulligan
                                            Title:    Chief Executive Officer,
ACCEPTED by:                                          Chairman and Director

AMERICA ONLINE, INC.

By:
         -----------------------------------------
         Name:    David M. Colburn
         Title:   President - Business Affairs




                                   By:
                                            ------------------------------------
                                            Name:    James Thomas
                                            Title:   Chief Operating Officer,
                                                     Chief Financial Officer,
                                                     Chief Accounting Officer,
                                                     Treasurer and Secretary
ACCEPTED by:

AMERICA ONLINE, INC.


By:
         -----------------------------------------
         Name:    David M. Colburn
         Title:   President - Business Affairs

                                   By:
                                            ------------------------------------
                                            Name:    William Muenster
                                            Title:   Senior Vice President of
                                                     Development and Production


ACCEPTED by:

AMERICA ONLINE, INC.

By:
         -----------------------------------------
         Name:    David M. Colburn
         Title:   President - Business Affairs




                                   By:
                                            ------------------------------------
                                            Name:    Robert McCormack
                                            Title:   Director


ACCEPTED by:

AMERICA ONLINE, INC.

By:
         -----------------------------------------
         Name:    David M. Colburn
         Title:   President - Business Affairs




                                    By:
                                            ------------------------------------
                                            Name:    John Moragne
                                            Title:   Director


ACCEPTED by:

AMERICA ONLINE, INC.

By:
         -----------------------------------------
         Name:    David M. Colburn
         Title:   President - Business Affairs

                                        By:
                                            ------------------------------------
                                            Name:    Daniel Nova
                                            Title:   Director

ACCEPTED by:

AMERICA ONLINE, INC.

By:
         -----------------------------------------
         Name:    David M. Colburn
         Title:   President - Business Affairs




                                        By:
                                            ------------------------------------
                                            Name:    Carlo von Schroeter
                                            Title:   Director


ACCEPTED by:

AMERICA ONLINE, INC.

By:
         -----------------------------------------
         Name:    David M. Colburn
         Title:   President - Business Affairs




                                        By:
                                            ------------------------------------
                                            Name:    C. Richard Allen
                                            Title:   Director


ACCEPTED by:

AMERICA ONLINE, INC.

By:
         -----------------------------------------
         Name:    David M. Colburn
         Title:   President - Business Affairs

                                                                       Exhibit D
                                                 to Agreement and Plan of Merger



                  RELEASE AND WAIVER, dated as of December 21, 1999 (the "Release and Waiver"), by the undersigned (the "Releasor") in favor of AMERICA ONLINE, INC., a Delaware corporation ("Parent"), MQ ACQUISITION, INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and MAPQUEST.COM, INC., a Delaware corporation (the "Company"). Reference is made to the Agreement and Plan of Merger, dated as of December 21, 1999 (the "Merger Agreement;" capitalized terms used without definition herein having the meanings assigned to them in the Merger Agreement) among Parent, Merger Sub and the Company.

                  Effective as of the  Effective  Time and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Releasor on his, her or its behalf and on behalf of his, her or its (i) heirs, executors, administrators, agents, successors and assigns or (ii) predecessors, subsidiaries, affiliates and other related entities, as well as any current or former benefit plan administrators and trustees, officers, directors, stockholders or members (whether their ownership interests are held directly or indirectly), partners, agents, attorneys, employees, successors and assigns (the "Releasor Persons"), as applicable, hereby releases, waives and discharges Parent, Merger Sub and the Company, and their respective affiliates, officers, directors, stockholders, agents, successors and assigns (collectively, the "Released Parties"), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, known or unknown, in law or equity (each, a "Claim" and, collectively, the "Claims") arising from the Releasor's relationship with the Company prior to and including the date hereof or the Releasor's status as a director, officer or employee of the Company prior to and including the date hereof, except any Claim (i) arising under Section 5.13 of the Merger Agreement or any Claim for Parent's breach of the Stockholders Agreement, (ii) for employee compensation owed in the ordinary course of business and existing rights under the Company's written employee benefit plans and employment and option agreements between any such employee and the Company and (iii) pursuant to any matter set forth on the signature page hereof.

                  The undersigned hereby represents and warrants that in his, her or its capacity as a stockholder, director, officer or employee of the Company or in any other capacity he, she or it has no knowledge of any Claims that he, she or it may have against the Released Parties.

                  This Release shall terminate upon the termination of the Merger Agreement pursuant to the terms thereof but shall not terminate on or after the Effective Time of the Merger.


                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the undersigned has duly executed this Release and Waiver as of the date first above written.


  TRIDENT CAPITAL PARTNERS FUND-1, L.P.

  By:      Trident Capital, L.P.
           its General Partner

  By:      Trident Capital, Inc.
           its General Partner


  By:
           -----------------------------------------
           Name:    Robert C. McCormack
           Title:   Managing Director

                  IN WITNESS WHEREOF, the undersigned has duly executed this Release and Waiver as of the date first above written.


 TRIDENT CAPITAL PARTNERS FUND-1, C.V.

 By:      Trident Capital, L.P.
          its General Partner

 By:      Trident Capital, Inc.
          its General Partner


 By:
          -----------------------------------------
          Name:    Robert C. McCormack
          Title:   Managing Director

                  IN WITNESS WHEREOF, the undersigned has duly executed this Release and Waiver as of the date first above written.


HIGHLAND CAPITAL PARTNERS III
LIMITED PARTNERSHIP,


By:      Highland Management Partners III Limited
          Partnership, its General Partner



By:
         -----------------------------------------
         Name:    Daniel Nova
          Title:   General Partner



HIGHLAND ENTREPRENEURS' FUND III, L.P.,


By:      HEP III, LLC,
         its General Partner


By:
         -----------------------------------------
         Name:    Daniel Nova
         Title:   Member

                  IN WITNESS WHEREOF, the undersigned has duly executed this Release and Waiver as of the date first above written.


 NATIONAL GEOGRAPHIC HOLDINGS, INC.,


 By:
          -----------------------------------------
          Name:    C. Richard Allen
          Title:   CEO



         Notwithstanding anything to the contrary contained in the foregoing, this Release shall not be deemed to release any Claims arising under (i) the Cartographic Product Development, Publishing Marketing and Distribution Agreement between the undersigned or one of its Affiliates and the Company, dated April 22, 1997 (the "Cartographic Agreement"), (ii) the Development Agreement between the undersigned or one of its Affiliates and the Company, dated January 2, 1998, (the "Development Agreement"), (iii) the Destination Guides Agreement between the undersigned or one of its Affiliates and the Company (the "Destination Guides Agreement"), and (iv) all agreements and addenda related to the Cartographic Agreement, the Development Agreement and the Destination Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed this Release and Waiver as of the date first above written.


WESTON PRESIDIO CAPITAL II, L.P.


By:
         -----------------------------------------
         Name:    Carlo von Schroeter
         Title:   General Partner



By:
         -----------------------------------------
         Name:    Michael J. Mulligan
         Title:   Chief Executive Officer,
                  Chairman and Director



By:
         -----------------------------------------
         Name:    James W. Thomas
         Title:   Chief Operating Officer, Chief
                  Financial Officer,
                  Chief Accounting Officer,
                  Treasurer and Secretary



By:
         -----------------------------------------
         Name:    William F. Muenster
         Title:   Senior Vice President of
                  Development and Production



By:
         -----------------------------------------
         Name:    Robert McCormack
         Title:   Director



By:
         -----------------------------------------
         Name:    John Moragne
         Title:   Director



By:
         -----------------------------------------
         Name:    Daniel Nova
         Title:   Director


By:
         -----------------------------------------
         Name:    Carlo von Schroeter
         Title:   Director


By:
         -----------------------------------------
         Name:    C. Richard Allen
         Title:   Director

By:
         -----------------------------------------
         Name:    Michael F. Nappi
         Title:   Vice President - Business
                  Solutions



By:
         -----------------------------------------
         Name:    James H. Killick
         Title:   Vice President - Product
                  Management


By:
         -----------------------------------------
         Name:    Nicholas J. Hopkins
         Title:   Director - Software Operations



By:
         -----------------------------------------
         Name:    Diana M. Baca
         Title:   Director



By:
         -----------------------------------------
         Name:    Marc B. Haverland
         Title:   Director - Internet Engineering



By:
         -----------------------------------------
         Name:    Thomas P. Cuddy
         Title:   Senior Software Manager



By:
         -----------------------------------------
         Name:    Keith J. Bellesfield
         Title:   Manager - Product Development



By:
         -----------------------------------------
         Name:    Robert J. Rudi
         Title:   Senior Staff Engineer



By:
         -----------------------------------------
         Name:    Michael J. Dangermond
         Title:

By:
         -----------------------------------------
         Name:    David J. Folk
         Title:



By:
         -----------------------------------------
         Name:    Beth A. Foltz
         Title:



By:
         -----------------------------------------
         Name:    Christian R. Gruber
         Title:



By:
         -----------------------------------------
         Name:    Mark A. Leitzell
         Title:



By:
         -----------------------------------------
         Name:    Larry K. Meyers
         Title:



By:
         -----------------------------------------
         Name:    Lester W. Putt Jr.
         Title:



By:
         -----------------------------------------
         Name:    Carrie A. Swiniarski
         Title:

By:
         -----------------------------------------
         Name:    Danuta I. Szostek
         Title:



By:
         -----------------------------------------
         Name:    Dennis S. White
         Title:



By:
         -----------------------------------------
         Name:    Richard A. Young
         Title:



By:
         -----------------------------------------
         Name:    Bryan S. Hinerdeer
         Title:



By:
         -----------------------------------------
         Name:    William K. Bottiger
         Title:



By:
         -----------------------------------------
         Name:    Scott B. Edmonds
         Title:



By:
         -----------------------------------------
         Name:    Michael E. Althouse
         Title:

By:
         -----------------------------------------
         Name:    Brian K. Asper
         Title:



By:
         -----------------------------------------
         Name:    Joseph A. Barbara
         Title:



By:
         -----------------------------------------
         Name:    Troy D. Barbusca
         Title:



By:
         -----------------------------------------
         Name:    Michael M. Bedford
         Title:



By:
         -----------------------------------------
         Name:    Michael A. Bennecoff
         Title:



By:
         -----------------------------------------
         Name:    John F. Booth
         Title:



By:
         -----------------------------------------
         Name:    Brenda C. Brown
         Title:

By:
         -----------------------------------------
         Name:    Terry L. Campbell
         Title:



By:
         -----------------------------------------
         Name:    Todd N. Dellaquila
         Title:



By:
         -----------------------------------------
         Name:    Casey W. Doerschuk
         Title:



By:
         -----------------------------------------
         Name:    Deborah B. Dusel
         Title:



By:
         -----------------------------------------
         Name:    Stacey L. Elrod
         Title:



By:
         -----------------------------------------
         Name:    Stephanie M. Elzer
         Title:



By:
         -----------------------------------------
         Name:    Kevin D. Greiner
         Title:

By:
         -----------------------------------------
         Name:    Robin L. Hahn
         Title:



By:
         -----------------------------------------
         Name:    Gregory S. Hartman
         Title:



By:
         -----------------------------------------
         Name:    Darin L. Herr
         Title:



By:
         -----------------------------------------
         Name:    Anthony J. Homer
         Title:



By:
         -----------------------------------------
         Name:    Joseph D. Hughes
         Title:



By:
         -----------------------------------------
         Name:    Jason Keen
         Title:



By:
         -----------------------------------------
         Name:    Brian R. Klein
         Title:

By:
         -----------------------------------------
         Name:    Maureen P. Leary
         Title:



By:
         -----------------------------------------
         Name:    Ronald S. Lehman
         Title:



By:
         -----------------------------------------
         Name:    James L. Lowe
         Title:



By:
         -----------------------------------------
         Name:    Marshall B. Matthews
         Title:



By:
         -----------------------------------------
         Name:    Kevin L. Mayhew
         Title:



By:
         -----------------------------------------
         Name:    Patricia L. McKnight
         Title:



By:
         -----------------------------------------
         Name:    Ronn C. Perkins
         Title:

By:
         -----------------------------------------
         Name:    Robert K. Richard
         Title:



By:
         -----------------------------------------
         Name:    Bradley D. Sauder
         Title:



By:
         -----------------------------------------
         Name:    Rosco Schock
         Title:



By:
         -----------------------------------------
         Name:    Andrew H. Smith
         Title:



By:
         -----------------------------------------
         Name:    Marc E. Smith
         Title:



By:
         -----------------------------------------
         Name:    Jesse L. Stauffer III
         Title:



By:
         -----------------------------------------
         Name:    Donald H. Stevens
         Title:

By:
         -----------------------------------------
         Name:    Michael D. Swartz
         Title:



By:
         -----------------------------------------
         Name:    Dennis T. Tang
         Title:



By:
         -----------------------------------------
         Name:    Beth A. Warner
         Title:



By:
         -----------------------------------------
         Name:    Michael S. Weaver
         Title:



By:
         -----------------------------------------
         Name:    Hans E. Weber
         Title:



By:
         -----------------------------------------
         Name:    Mark A. Witwer
         Title:



By:
         -----------------------------------------
         Name:    Karen J. Wright
         Title:

By:
         -----------------------------------------
         Name:    Thomas M. Biernat
         Title:



By:
         -----------------------------------------
         Name:    Donald M. Bottstein
         Title:



By:
         -----------------------------------------
         Name:    John Cairns
         Title:



By:
         -----------------------------------------
         Name:    Ann M. Cast
         Title:



By:
         -----------------------------------------
         Name:    Kevin Cohen
         Title:



By:
         -----------------------------------------
         Name:    Nicole Davidson
         Title:



By:
         -----------------------------------------
         Name:    Pamela A. Davidson
         Title:

By:
         -----------------------------------------
         Name:    Michael P. Dewitt
         Title:



By:
         -----------------------------------------
         Name:    Andrea J. Dymek
         Title:



By:
         -----------------------------------------
         Name:    Carl T. Edwards
         Title:



By:
         -----------------------------------------
         Name:    Daphne Eslick
         Title:



By:
         -----------------------------------------
         Name:    Hiroko Flowers
         Title:



By:
         -----------------------------------------
         Name:    Lance Frazier
         Title:



By:
         -----------------------------------------
         Name:    Michael W. Hollis
         Title:

By:
         -----------------------------------------
         Name:    Rian V. Houston
         Title:



By:
         -----------------------------------------
         Name:    David A. Jackson
         Title:



By:
         -----------------------------------------
         Name:    Bobbie J. Keever
         Title:



By:
         -----------------------------------------
         Name:    Kalid Loyan
         Title:



By:
         -----------------------------------------
         Name:    Karen M. Maslowski
         Title:



By:
         -----------------------------------------
         Name:    Arminda M. Milligan
         Title:



By:
         -----------------------------------------
         Name:    Sheila M. Nava
         Title:

By:
         -----------------------------------------
         Name:    Larry N. Reeder
         Title:



By:
         -----------------------------------------
         Name:    Lucas K. Sauer
         Title:



By:
         -----------------------------------------
         Name:    Daniel B. Schafer
         Title:



By:
         -----------------------------------------
         Name:    Travis L. Shirk
         Title:



By:
         -----------------------------------------
         Name:    Suzette Smith
         Title:



By:
         -----------------------------------------
         Name:    Julia A. Snader
         Title:



By:
         -----------------------------------------
         Name:    Douglas E. Spaulding
         Title:

By:
         -----------------------------------------
         Name:    Ronny J. Thomas
         Title:



By:
         -----------------------------------------
         Name:    Adam C. Thorngren
         Title:



By:
         -----------------------------------------
         Name:    D. Allen West
         Title:



By:
         -----------------------------------------
         Name:    Nad P. Weyer
         Title:



By:
         -----------------------------------------
         Name:    Chi Yang
         Title:



By:
         -----------------------------------------
         Name:    Sandra K. Ziebarth
         Title:



By:
         -----------------------------------------
         Name:    Michael P. Crane
         Title:

By:
         -----------------------------------------
         Name:    James Greiner
         Title:


By:
         -----------------------------------------
         Name:    Andrew E. Gup
         Title:


By:
         -----------------------------------------
         Name:    Gavin Maurer
         Title:


By:
         -----------------------------------------
         Name:    David J. Schafer
         Title:


By:
         -----------------------------------------
         Name:    Douglas K. Frank
         Title:


By:
         -----------------------------------------
         Name:    Robert S. Binford
         Title:


By:
         -----------------------------------------
         Name:    Andrew A. Wolfson
         Title:


By:
         -----------------------------------------
         Name:    David B. Ingerman
         Title: